Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

QTS REALTY TRUST, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

QTS REALTY TRUST, INC.

12851 Foster Street
Overland Park, Kansas 66213

March 20, 2019

Dear Stockholder:

        You are cordially invited to the 2019 Annual Meeting of Stockholders (the "Annual Meeting") of QTS Realty Trust, Inc. to be held on Thursday, May 9, 2019 at 8:00 a.m., Central Time. The Annual Meeting will be held at our corporate headquarters located at 12851 Foster Street, Overland Park, Kansas 66213.

        At the Annual Meeting, stockholders will be asked to (i) elect ten directors to the Board of Directors, (ii) approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in our Proxy Statement ("Say-on-Pay"), (iii) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019, (iv) approve an amendment to our charter to permit us to opt out of Section 3-804(c) of the Maryland General Corporation Law in connection with the Board of Director's prior determination to opt out of the Maryland Unsolicited Takeovers Act, (v) approve an amendment to the QTS Realty Trust, Inc. 2013 Equity Incentive Plan (the "2013 Plan"), and (vi) transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof. The accompanying Notice of 2019 Annual Meeting of Stockholders describes these matters.

        The Board of Directors appreciates and encourages your participation in the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, please vote your shares by submitting your proxy. If you do attend the Annual Meeting, you may withdraw your proxy and vote in person if you so choose.

        We have elected to provide access to our proxy materials on the Internet under the U.S. Securities and Exchange Commission's "notice and access" rules, instead of mailing printed copies of those materials to each stockholder. Our proxy materials are available at www.proxyvote.com. We have sent to our stockholders a Notice of Internet Availability of Proxy Materials that provides instructions on how to access our proxy materials on the Internet. Please read the enclosed information carefully before submitting your proxy.

Sincerely,

Chad L. Williams Chairman, President and Chief Executive Officer

QTS REALTY TRUST, INC.

12851 Foster Street
Overland Park, Kansas 66213

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
To be held on May 9, 2019

To the Stockholders of QTS Realty Trust, Inc.:

        NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders (the "Annual Meeting") of QTS Realty Trust, Inc., a Maryland corporation (the "Company"), will be held at the Company's corporate headquarters located at 12851 Foster Street, Overland Park, Kansas 66213 on Thursday, May 9, 2019, at 8:00 a.m., Central Time, for the following purposes:

  1.
  To elect ten directors to the Board of Directors to serve until the 2020 Annual Meeting of Stockholders and until their successors have been duly elected and qualify;

  2.
  To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement;

  3.
  To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019;

  4.
  To amend the Company's Articles of Amendment and Restatement to permit us to opt out of Section 3-804(c) of the Maryland General Corporation Law in connection with the Board of Director's prior determination to opt out of the Maryland Unsolicited Takeovers Act;

  5.
  To approve an amendment to the QTS Realty Trust, Inc. 2013 Equity Incentive Plan (the "2013 Plan"); and

  6.
  To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Company knows of no other matters to come before the Annual Meeting. Only holders of record of shares of the Company's common stock at the close of business on March 8, 2019 are entitled to notice of and to vote at the Annual Meeting or at any adjournments or postponements thereof.

        Regardless of the number of shares of stock you hold, as a stockholder your role is very important, and the Board of Directors strongly encourages you to exercise your right to vote. Pursuant to the U.S. Securities and Exchange Commission's "notice and access" rules, the Company's Proxy Statement and 2018 Annual Report to Stockholders are available online at www.proxyvote.com.

By Order of the Board of Directors,

Shirley E. Goza Secretary, Vice President and General Counsel

March 20, 2019

Overland Park, Kansas

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE BY INTERNET, BY TELEPHONE, OR BY MAIL BY COMPLETING, DATING AND SIGNING THE ACCOMPANYING PROXY CARD AND RETURNING IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

i

ii

QTS REALTY TRUST, INC.
12851 Foster Street
Overland Park, Kansas 66213

PROXY STATEMENT

 ABOUT THE MEETING

Why am I receiving this Proxy Statement?

        This Proxy Statement is furnished by the Board of Directors (the "Board" or "Board of Directors") of QTS Realty Trust, Inc. in connection with the Board's solicitation of proxies for the 2019 Annual Meeting of Stockholders of QTS Realty Trust, Inc. (the "Annual Meeting") to be held on Thursday, May 9, 2019, at 8:00 a.m., Central Time, at our corporate headquarters located at 12851 Foster Street, Overland Park, Kansas 66213, and at any adjournments or postponements thereof. This Proxy Statement will first be made available to stockholders on or about March 20, 2019. Unless the context requires otherwise, references in this Proxy Statement to "QTS," "we," "our," "us" and the "Company" refer to QTS Realty Trust, Inc., a Maryland corporation, together with its consolidated subsidiaries.

Why didn't I automatically receive a paper copy of the Proxy Statement, proxy card and Annual Report?

        Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials via the Internet. Accordingly, rather than paper copies of our proxy materials, we are sending a Notice of Internet Availability of Proxy Materials (the "Proxy Notice") to our stockholders that provides instructions on how to access our proxy materials on the Internet.

How can I receive electronic access to the proxy materials?

        The Proxy Notice includes instructions on how to access our proxy materials over the Internet at www.proxyvote.com and how to request a printed set of the proxy materials by mail or an electronic set of the proxy materials by e-mail.

        In addition, stockholders may request to receive future proxy materials in printed form, by mail, or electronically by e-mail, on an ongoing basis. Choosing to receive future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the environmental impact of our Annual Meeting. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive future proxy materials by e-mail will remain in effect until you terminate it.

What am I being asked to vote on?

        You are being asked to vote on the following proposals:

  •
  Proposal 1 (Election of Directors):  The election of the ten director nominees to the Board, to serve until the 2020 Annual Meeting of Stockholders and until their successors have been duly elected and qualify;

  •
  Proposal 2 (Say-on-Pay):  The approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement;

  •
  Proposal 3 (Ratification of the appointment of Ernst & Young LLP):  The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019;

  •
  Proposal 4 (Approval of the Amendment of our Charter to Opt Out of Section 3-804(c) of the MGCL):  The approval of an amendment to our Articles of Amendment and Restatement (the "Charter") to permit us to opt out of Section 3-804(c) of the Maryland General Corporation Law (the "MGCL"), in connection with the Board's prior determination to opt out of the Maryland Unsolicited Takeovers Act; and

  •
  Proposal 5 (Approval of an Amendment to the 2013 Equity Incentive Plan):  The approval of an amendment to the QTS Realty Trust, Inc. 2013 Equity Incentive Plan (as amended to date, the "2013 Plan") to (A) increase the number of shares available for issuance thereunder by 1,110,000 shares, which would bring the total shares available for issuance thereunder to 5,860,000 as of the Record Date, (B) provide that the maximum number of shares that may be issued under the 2013 Plan to any person, other than a non-employee director, pursuant to a performance-based award is 750,000 shares in any single calendar year, (C) provide that the maximum number of shares that may be issued under the 2013 Plan to any person, other than a non-employee director, in the year they are first employed by the Company or any company affiliated with the Company, pursuant to an option or stock appreciation right ("SAR"), an award other than an option or SAR, or a performance award, shall, in each case, be three times the number of shares otherwise specified in the 2013 Plan for such award type, and (D) provide that the amount of total compensation, in the form of equity awards, valued at their grant date fair value, and cash, that can be paid to any non-employee director in a single calendar year shall not exceed $750,000, or, in the year they are first serving as a non-employee director, $1,000,000.

        The Board knows of no other matters to be brought before the Annual Meeting.

What are the Board's voting recommendations?

        The Board recommends that you vote as follows:

  •
  Proposal 1 (Election of Directors):  "FOR" each of the Board's nominees for election as directors;

  •
  Proposal 2 (Say-on-Pay):  "FOR" the approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers as disclosed in this Proxy Statement;

  •
  Proposal 3 (Ratification of the appointment of Ernst & Young LLP):  "FOR" ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019.

  •
  Proposal 4 (Approval of the Amendment of our Charter to Opt Out of Section 3-804(c) of the MGCL):  "FOR" approval of an amendment to our Charter to permit us to opt out of Section 3-804(c) of the MGCL; and

  •
  Proposal 5 (Approval of an Amendment to the 2013 Equity Incentive Plan):  "FOR" the approval of an amendment to the 2013 Plan to (A) increase the number of shares available for issuance thereunder by 1,110,000 shares, which would bring the total shares available for issuance thereunder to 5,860,000, (B) provide that the maximum number of shares that may be issued under the 2013 Plan to any person, other than a non-employee director, pursuant to a performance-based award is 750,000 shares in any single calendar year, (C) provide that the maximum number of shares that may be issued under the 2013 Plan to any person, other than a non-employee director, in the year they are first employed by the Company or any company affiliated with the Company, pursuant to an option or SAR, an award other than an option or SAR, or a performance award, shall, in each case, be three times the number of shares otherwise specified in the 2013 Plan for such award type, and (D) provide that the amount of total compensation, in the form of equity awards, valued at their grant date fair value, and cash, that can be paid to any non-employee director in a single calendar year shall not exceed $750,000, or, in the year they are first serving as a non-employee director, $1,000,000.

Who is entitled to vote at the Annual Meeting?

        The close of business on March 8, 2019 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. Only holders of record of our Class A common stock, $0.01 par value per share ("Class A common stock"), and Class B common stock, $0.01 par value per share ("Class B common stock," and together with the Class A common stock, "common stock"), as of the close of business on the Record Date, or their duly appointed proxies, are entitled to receive notice of, to attend, and to vote at the Annual Meeting. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and you must obtain a proxy from your brokerage firm, bank, broker-dealer, trustee or nominee, giving you the right to vote the shares at the Annual Meeting. On the Record Date, our outstanding voting securities consisted of 55,256,487 shares of Class A common stock and 128,408 shares of Class B common stock.

What are the voting rights of stockholders?

        Each share of Class A common stock is entitled to one vote on each matter to be voted on. Each share of Class B common stock is entitled to 50 votes on each matter to be voted on. As an umbrella partnership real estate investment trust, limited partnership interests in the Company's operating partnership, QualityTech, LP (the "Operating Partnership"), do not have any voting rights with respect to the Company, but may be converted by the holder into shares of Class A common stock on a one-for-one basis or cash at the discretion of the Company. The shares of Class B common stock were issued in connection with our initial public offering in 2013 in order to provide the holder with voting rights that are aligned with the holder's economic interest in the Company, i.e., the voting rights that such holder would otherwise have if the holder converted the limited partnership interests of the Operating Partnership he holds for shares of Class A common stock. Without the votes afforded by the Class B common stock, the holder's fully diluted ownership in the Company and the Operating Partnership would exceed such holder's voting rights in the Company. The shares of Class B common stock automatically convert into Class A common stock on a one-to-one basis to the extent they are transferred to a person other than a permitted transferee (generally, the holder, a family member of such holder or entities owned by or for the benefit of them), or to the extent the holder thereof transfers a proportional number of operating partnership units ("OP units") of the Operating Partnership to a person other than a permitted transferee. The Board may not increase the number of shares of Class B common stock that we have authority to issue or reclassify any shares of our capital stock as Class B common stock without stockholder approval. Mr. Chad L. Williams, the Company's Chairman, President and Chief Executive Officer, is the sole Class B common stockholder and, as of the Record Date, beneficially owned 11.5% of the Company's Class A common stock. Class A common stockholders and Class B common stockholders vote together as one class. Votes may not be cumulated.

How do I vote?

        If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and the Proxy Notice was sent directly to you by us. In that case, if you choose not to attend the Annual Meeting and vote in person, you may instruct the proxy holders named in the proxy card how to vote your shares of common stock in one of the following ways:

  •
  Vote online.  You can access proxy materials and vote at www.proxyvote.com. To vote online, you must have your stockholder identification number provided in the Proxy Notice.

  •
  Vote by telephone.  If you received printed materials, you also have the option to vote by telephone by following the "Vote by Phone" instructions on the proxy card.

  •
  Vote by regular mail.  If you received printed materials and would like to vote by mail, please mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided.

        If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and the Proxy Notice was forwarded to you by that organization. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. If you choose not to attend the Annual Meeting and vote in person, you should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form for this purpose.

        Of course, you always may choose to attend the Annual Meeting and vote your shares in person. If you do attend the Annual Meeting and have already submitted a proxy, you may withdraw your proxy and vote in person.

How are proxy card votes counted?

        Proxies submitted properly via one of the methods discussed above will be voted in accordance with the instructions contained therein. If the proxy is submitted but voting directions are not made, the proxy will be voted "FOR" each of the ten director nominees, "FOR" approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement, "FOR" ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019, "FOR" the amendment to our Charter to opt out of Section 3-804(c) of the MGCL, and "FOR" the amendment to the QTS Realty Trust, Inc. 2013 Equity Incentive Plan, and in such manner as the proxy holders named on the proxy (the "Proxy Agents"), in their discretion, determine upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        If your shares of common stock are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, under applicable rules of the New York Stock Exchange (the "NYSE") (the exchange on which our Class A common stock is traded), the brokers will vote your shares according to the specific instructions they receive from you. If brokers that hold shares of our common stock for a beneficial owner do not receive voting instructions from that owner at least 10 days prior to the Annual Meeting, the broker may vote only on the proposal if it is considered a "routine" matter under the NYSE's rules. On "non-routine" matters, brokers do not have discretionary voting power and cannot vote without instructions from the beneficial owners, resulting in a so-called "broker non-vote." Pursuant to the rules of the NYSE, the election of directors, the approval, on a non-binding advisory basis, of the Say-On-Pay proposal, the approval of the amendment to our Charter to opt out of Section 3-804(c) of the MGCL, and the approval of an amendment to the QTS Realty Trust, Inc. 2013 Equity Incentive Plan are "non-routine" matters, and brokerage firms may not vote on these matters without instructions from their clients, resulting in broker non-votes. In contrast, ratification of the appointment of an independent registered public accounting firm is considered a "routine" matter under the NYSE's rules, which means that brokers have discretionary voting authority to the extent they have not received voting instructions from their client on the matter.

How many votes are needed for the proposals to pass?

        The proposals to be voted on at the Annual Meeting have the following voting requirements:

  •
  Proposal 1 (Election of Directors):  With respect to Proposal One, you may vote "FOR" all nominees, "WITHHOLD" your vote as to all nominees, or "FOR" all nominees except those specific nominees from whom you "WITHHOLD" your vote. Pursuant to our bylaws, directors will be elected by a plurality of votes cast at the Annual Meeting, with each share being entitled to vote for as many individuals as there are directors to be elected and for whose election the share is entitled to vote. Therefore, the ten director nominees receiving the highest number of "FOR" votes will be elected. There is no cumulative voting in the election of directors. For purposes of the election of directors, abstentions, votes marked "WITHHOLD" and other shares not voted (whether by broker non-votes or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. However, votes to WITHHOLD, abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

  •
  Proposal 2 (Say-on-Pay):  You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal Two. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. For purposes of the vote on Proposal Two, a majority of the votes cast means that the shares voted "FOR" the proposal must exceed the votes "AGAINST" the proposal, and therefore abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. However, both abstentions and broker non-votes will count toward the presence of a quorum.

  •
  Proposal 3 (Ratification of the appointment of Ernst & Young LLP):  You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal Three. Pursuant to our bylaws, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019. For purposes of the vote on Proposal Three, a majority of the votes cast means that the shares voted "FOR" the proposal must exceed the votes "AGAINST" the proposal, and therefore abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. However, abstentions will count toward the presence of a quorum.

  •
  Proposal 4 (Approval of the Amendment of our Charter to Opt Out of Section 3-804(c) of the MGCL): You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal Four. Pursuant to our Charter, the affirmative vote of a majority of our outstanding shares entitled to be cast on the matter at the Annual Meeting is required to approve the amendment to our Charter permitting us to opt out of Section 3-804(c) of the MGCL in connection with the Board's prior determination to opt out of the Maryland Unsolicited Takeovers Act. For purposes of Proposal Four, abstentions and other shares not voted (whether by broker non-vote or otherwise) will have the same effect as a vote "AGAINST" the proposal. However, both abstentions and broker non-votes will count toward the presence of a quorum.

  •
  Proposal 5 (Approval of an Amendment to the 2013 Equity Incentive Plan):  You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal Five. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the amendment to the QTS Realty Trust Inc. 2013 Equity Incentive Plan. For purposes of the vote on Proposal Five, abstentions will be counted as votes cast and will have the same effect as votes against the proposal, while other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. However, both abstentions and broker non-votes will count toward the presence of a quorum.

What will constitute a quorum at the Annual Meeting?

        Holders representing a majority of all votes of our outstanding common stock entitled to be cast at the Annual Meeting must be present, in person or by proxy, for a quorum to exist. If the shares present in person or by proxy at the Annual Meeting do not constitute a quorum, the Annual Meeting may be adjourned to a subsequent time. Shares that are voted "FOR," "AGAINST," "ABSTAIN" or "WITHHOLD" will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker non-votes also will be counted as present for purposes of determining the presence of a quorum.

If I plan to attend the Annual Meeting, should I still vote by proxy?

        Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you send in your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the meeting for stockholders of record. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you may vote your shares in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions prior to the meeting as described above so that your vote will be counted if you later decide not to attend the meeting.

Who can attend the Annual Meeting?

        Only stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Stockholders may be asked to present valid picture identification such as a driver's license or passport and proof of stock ownership as of the Record Date. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. The use of cell phones, smartphones, pagers, recording and photographic equipment and/or computers is not permitted at the Annual Meeting. For directions to the Annual Meeting, contact Investor Relations at (678) 835-4443 or ir@qtsdatacenters.com.

Will any other matters be voted on?

        The proposals set forth in this Proxy Statement constitute the only business that the Board intends to present at the Annual Meeting. The proxy does, however, confer discretionary authority upon the Proxy Agents or their substitutes to vote on any other business that may properly come before the meeting. If the Annual Meeting is postponed or adjourned, the Proxy Agents can vote your shares on the new meeting date as well, unless you have revoked your proxy.

Can I change my vote after I have voted?

        You may revoke your proxy at any time prior to its use by (i) delivering a written notice of revocation to our Secretary, (ii) filing a duly executed proxy bearing a later date with us or (iii) attending the Annual Meeting and voting in person. If your shares of common stock are held by a broker, bank or any other persons holding common stock on your behalf, you must contact that institution to revoke a previously authorized proxy.

        The enclosed proxy for the Annual Meeting is being solicited by the Board. We will pay the costs of soliciting proxies. In addition to soliciting proxies by mail, certain of our directors, officers and employees may solicit proxies by telephone, personal contact, or other means of communication. They will not receive any additional compensation for these activities. In addition, we will, upon request, reimburse brokers, banks and other persons holding common stock on behalf of beneficial owners for the reasonable expenses incurred by them in forwarding proxy materials to beneficial owners.

        No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, you should not rely on that information or representation as having been authorized by us. The delivery of this Proxy Statement does not imply that the information herein has remained unchanged since the date of this Proxy Statement.

Whom should I call if I have questions or need assistance voting my shares?

        Please contact Investor Relations at (678) 835-4443 or email ir@qtsdatacenters.com if you have any questions in connection with voting your shares.

PROPOSAL ONE: ELECTION OF DIRECTORS

        The Board has set the number of directors at ten. The ten individuals named below, each of whom currently serves on the Board, have been recommended by our Nominating and Corporate Governance Committee and nominated by the Board to serve on the Board until our 2020 Annual Meeting of Stockholders and until their respective successors are elected and qualify. Based on its review of the relationships between the director nominees and the Company, the Board has determined that all of our directors, other than Chad L. Williams, are independent under applicable SEC and NYSE rules.

        The Board has no reason to believe that any of the persons named below as a nominee for the Board will be unable, or will decline, to serve as a member of the Board if elected. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the Proxy Agents will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board also may, as permitted by our bylaws, decrease the size of the Board.

        The Nominating and Corporate Governance Committee has set forth in a written policy minimum qualifications that a director candidate must possess. In addition, the written policy sets forth certain additional qualities and skills that, while not a prerequisite for nomination, should be considered by the Nominating and Corporate Governance Committee when evaluating a particular candidate. See "Corporate Governance and Board Matters—Director Nominee Selection Process."

Nominees for Election as Directors

        The table below sets forth the names and ages of each of the individuals nominated for election at the Annual Meeting, as well as the positions and offices with us currently held by these individuals.

Name	Position With the Company	Age as of the Annual Meeting
Chad L. Williams	Director, Chairman, President and Chief Executive Officer	48
John W. Barter	Director	72
William O. Grabe	Director	81
Catherine R. Kinney	Director	67
Peter A. Marino	Director	77
Scott D. Miller	Director	66
Mazen Rawashdeh	Director	53
Wayne M. Rehberger	Director	62
Philip P. Trahanas	Director	48
Stephen E. Westhead	Director	55

        Set forth below is certain biographical information of our director nominees.

        Chad L. Williams has been our Chairman, President and Chief Executive Officer since May 2013 and was the Chairman and Chief Executive Officer of our predecessor from 2003 until our initial public offering in October 2013. Mr. Williams has more than 28 years of experience in the management and development of various private companies and more than 19 years of experience in the ownership, management and development of commercial real estate, the last 13 of which have been focused on data center properties. In his role as Chief Executive Officer, Mr. Williams has been directly involved in every aspect of our business, from strategic acquisitions and financing, to site selection, design, development and construction and customer management. Mr. Williams currently serves on the board of directors for the U.S. Dream Academy, an organization that focuses on intervening in the lives of children of incarcerated parents. Its mission is to empower these at-risk children to maximize their potential by providing them with academic, social and values-enrichment through supportive mentoring and the use of technology.

        The Board determined that Mr. Williams should serve on the Board based on the perspective and experience he brings as our founder and Chief Executive Officer, his experience as a successful business leader and entrepreneur and his in-depth knowledge of the Company and the real estate industry.

        John W. Barter has been our director since August 2013 and was a director of our predecessor from 2010 until our initial public offering in October 2013. Mr. Barter serves as the chair of the Audit Committee and is the Audit Committee financial expert, as defined by applicable SEC regulations. Mr. Barter has more than 30 years of experience in financial management, mergers and acquisitions, executive management and planning and analysis. Mr. Barter served as the chief operating officer of Spring Hill College from November 2013 until June 2015. Mr. Barter was the chief financial officer of Kestral Solutions, Inc., a technology company, from 2000 to 2001. Prior to this, Mr. Barter held various positions with AlliedSignal, Inc., now called Honeywell International, Inc. (NYSE: HON), a technology company, for most of the time between 1973 to 1997, and was an executive vice president and president of AlliedSignal Automotive from 1994 to 1997 and chief financial officer from 1988 to 1994. He currently serves on the board of directors of DHI Group, Inc. (NYSE: DHX) and previously served on the boards of directors of Lenovo Group Limited, a personal technology company (HKSE: 992), from 2005 until 2010, SRA International from 2003 until 2011, Genpact Ltd. (NYSE: G) from 2005 to 2014 and Engility Holdings, Inc. (NYSE: EGL) from 2017 to January 2019. Mr. Barter earned a Bachelor of Science degree in physics from Spring Hill College and a Master of Business Administration in finance from Tulane University.

        The Board determined that Mr. Barter should serve on the Board based on his financial acumen and management experience.

        William O. Grabe has been our director since August 2013 and was a director of our predecessor from 2010 until our initial public offering in October 2013. Mr. Grabe has over 44 years of experience in investment management and corporate operations. Mr. Grabe is an advisory director of General Atlantic LLC, a global investment firm, and was a managing director at General Atlantic LLC from 1992 to 2010. Prior to joining General Atlantic LLC, Mr. Grabe held executive positions in sales, marketing and operations at IBM Corporation and was the general manager for the Marketing and Services Group from 1988 to 1992. Mr. Grabe currently serves on the boards of directors of Lenovo Group Limited, a personal technology company (HKSE: 992), and Gartner, Inc., a technology research company (NYSE: IT). He previously served on the boards of directors of Compuware Corporation, a software company (NASDAQ: CPWR), from 1992 to 2014, Covisint Corporation, a software company (NASDAQ: COVS), from 2013 to 2017, Infotech Enterprises Limited (BSE: 532175; NSE: INFOTECENT) from 2007 to 2010, iGATE Computer Systems Limited (f/k/a Patni Computer Systems Limited, NYSE: PTI) from 2002 to 2011 and the boards of directors of several other public and private global technology companies. Mr. Grabe earned a Bachelor of Science degree in engineering from New York University and a Master of Business Administration from the UCLA Graduate School of Business.

        The Board determined that Mr. Grabe should serve on the Board based on his business experience in sales and operations, his experience as a director of other public companies in the technology sector and his investment management experience.

        Catherine R. Kinney has been our director since August 2013 and was a director of our predecessor from May 2013 until our initial public offering in October 2013. Ms. Kinney serves as the chair of our Compensation Committee and serves as a member of our Nominating and Corporate Governance Committee. Ms. Kinney has over 45 years of experience in securities regulation and management. Ms. Kinney retired from NYSE Euronext in March 2009, having served as the president and co-chief operating officer from 2002-2008. From 2007-2009, she served in Paris, overseeing global listings, marketing and branding, and serving as part of the integration team following the merger of The New

York Stock Exchange and Euronext in April, 2007. Ms. Kinney joined the NYSE in 1974 and held management positions with responsibility for several divisions including: all client relationships from 1996 to 2007, trading floor operations and technology from 1987 to 1996 and regulation from 2002 to 2004. Ms. Kinney currently serves on the boards of directors of MetLife, Inc. (NYSE: MET), MSCI Inc. (NYSE: MSCI) and SolarWinds Corporation (NYSE: SWI). Ms. Kinney previously served as a director of NetSuite, Inc. (NYSE: N). Ms. Kinney earned a Bachelor of Arts degree from Iona College and completed the Advanced Management Program at Harvard Business School. Ms. Kinney also has received honorary degrees from Georgetown University, Fordham University and Rosemont College.

        The Board determined that Ms. Kinney should serve on the Board based on her extensive leadership, management and corporate governance experience and experience as a director of other public companies.

        Peter A. Marino has been our director since August 2013 and was a director of our predecessor from 2010 until our initial public offering in October 2013. Mr. Marino serves as the chair of our Nominating and Corporate Governance Committee and is a member of our Compensation Committee. Mr. Marino has over 49 years of executive experience. Mr. Marino has been a private consultant for government and industry on defense and intelligence issues since 1999. From 1996 to 1999, Mr. Marino was the president and chief executive officer of Firearms Training Systems, Inc., a provider of software and hardware simulation training systems for military, law enforcement and security forces. From 1991 to 1996, Mr. Marino served as senior vice president of E-Systems Corporation, a computing and software company which was acquired by Raytheon (NYSE: RTN) in 1995. Mr. Marino previously served as president and chief operating officer of Fairchild Industries, an aerospace and defense company, from 1988 to 1990 and was president and chief operating officer of Lockheed Electronics Company, Inc., a defense electronics company, from 1986 to 1988. From 1970 to 1986, he served in numerous capacities at the Central Intelligence Agency, including director of technical service and deputy director for the Office of Research and Development. He also attended the Senior Executive Fellows program at Harvard University. Mr. Marino previously served as a director of Argon ST, Inc., a former public company, from 2004 to 2010 and as a director of Engility Corporation (NYSE: EGL) from 2015 to 2019. Mr. Marino earned a Bachelor of Science degree in physics from Rollins College and a Master of Science in acoustics (engineering physics) from The Pennsylvania State University.

        The Board determined that Mr. Marino should serve on the Board based on his experience as a successful business leader and entrepreneur, his government-related experience, his cybersecurity experience and his technology experience.

        Scott D. Miller has been our director since August 2013 and was a director of our predecessor from May 2013 until our initial public offering in October 2013. Mr. Miller serves as a member of our Audit Committee and our Nominating and Corporate Governance Committee. Mr. Miller has over 35 years of executive experience. Mr. Miller is the chief executive officer of SSA & Company, a management consulting firm focusing on process improvement, the chief executive officer of G100, a membership organization providing a forum for current, future and recent chief executive officers of leading public and private companies and private equity firms, and the managing general partner of MSP, LLC, a private real estate development and investment company. He also serves as special advisor to General Atlantic LLC. Prior to joining SSA & Company in March 2004, Mr. Miller served as non-executive vice chairman of Hyatt Hotels and Resorts Corporation (NYSE: H), a global hospitality company, from 2003 to 2004, the president from 1999 to 2003 and executive vice president from 1997 to 1999. Mr. Miller also was the president and chief executive officer of United Infrastructure Company, a public infrastructure development company, from 1993 to 1997. From 1981 to 1993, he was a founding partner of The John Buck Company, a real estate brokerage, management and development company. Mr. Miller served on the boards of directors of Affinion Group, Inc. from 2011 to 2013, AXA Equitable Life Insurance Company from 2002 to 2012, Orbitz Worldwide, Inc. (NYSE: OWW) from

2003 to 2004, and NAVTEQ Corporation from 2004 to 2008. Mr. Miller earned a Bachelor of Arts degree in human biology from Stanford University and a Master of Business Administration from the University of Chicago.

        The Board determined that Mr. Miller should serve on the Board based on his leadership and management experience as a principal executive officer of diverse organizations and experience as a director of other public companies.

        Mazen Rawashdeh has been our director since September 2018. Mr. Rawashdeh has 27 years of experience in information technology. Mr. Rawashdeh has served as the Chief Infrastructure and Architecture Officer of eBay, Inc. since 2016. Prior to this, Mr. Rawashdeh served as Vice President of Twitter's Infrastructure Engineering and Operations from 2011 to 2015. Mr. Rawashdeh previously served as vice president of technical operations of eBay, Inc. from 2003-2009. Prior to working at eBay, Inc. Mr. Rawashdeh worked at LoudCloud, a startup where he held multiple engineering roles. Mr. Rawashdeh began his career at Oracle in the late 1990s. Mr. Rawashdeh earned a BSCS in Computer Science from Chapman University.

        The Board determined that Mr. Rawashdeh should serve on the Board based on his financial acumen, technical background and management experience.

        Wayne M. Rehberger has been our director since March 2019. Mr. Rehberger has over 35 years of diversified financial, operational and sales management experience. Most recently from 2015 through January 2019, Mr. Rehberger served as Senior Vice President and Chief Financial Officer at Engility Holdings, Inc. (NYSE: EGL), following Engility Holdings, Inc.'s acquisition of TASC, Inc. in February 2015. Mr. Rehberger had previously served as Senior Vice President and Chief Financial Officer of TASC, Inc. from June 2010. Prior to joining TASC, Inc. in June 2010, Mr. Rehberger was the Chief Operating Officer of XO Communications, a facilities-based telecommunications services provider. Before assuming the role of Chief Operating Officer in May 2004, Mr. Rehberger had served as XO Communications' Chief Financial Officer from November 2000. Mr. Rehberger began his corporate career with the KPMG consulting business in Washington, D.C., where he worked primarily with U.S. government agencies and aerospace companies. Mr. Rehberger also served for 10 years in the United States Army and Army Reserve, achieving the rank of Major. He earned a Bachelor of Science degree in Business Administration at Bucknell University and a Master of Business Administration at the University of South Carolina.

        The Board determined that Mr. Rehberger should serve on the Board based on his diversified financial, operational and sales management experience.

        Philip P. Trahanas has been our director since August 2013 and was a director of our predecessor from 2009 until our initial public offering in October 2013. Mr. Trahanas serves as our lead independent director and serves as a member of our Compensation Committee. Mr. Trahanas has over 22 years of experience in financial advisory, investing and investment management, as well as over 15 years of experience serving on private and public company boards. Between 2000 and 2014, Mr. Trahanas was a Managing Director of General Atlantic LLC, a global investment firm. From 1996 to 2000, Mr. Trahanas worked at Morgan Stanley (NYSE: MS), a global financial services firm, where he was a member of the high technology corporate finance team, was a merger and acquisition specialist and was a member of the investment banking division's operating management team. Prior to joining Morgan Stanley, Mr. Trahanas was an electrical engineer at General Electric (NYSE: GE), a diversified technology, media and financial services company, where he specialized in communications equipment and semiconductor design. Mr. Trahanas currently serves on the board of directors of InterDigital, Inc. (NASDAQ: IDCC). Mr. Trahanas earned a Bachelor of Engineering degree in electrical engineering from The Cooper Union for the Advancement of Science and Art, a Master of Business Administration from the University of Pennsylvania Wharton School and a Master of Science degree in engineering from the University of Pennsylvania Moore School of Engineering.

        The Board determined that Mr. Trahanas should serve on the Board based on his extensive operating, investment banking and private equity experience.

        Stephen E. Westhead has been our director since August 2013 and was a director of our predecessor from May 2013 until our initial public offering in October 2013. Mr. Westhead serves as a member of our Audit Committee and our Nominating and Corporate Governance Committee. Mr. Westhead has over 30 years of experience in management. Since 2007, Mr. Westhead has been the chief executive officer and lead investor of US Trailer, a semi-trailer leasing company. From January 2013 to September 2015, Mr. Westhead served as the chief marketing officer of Satori Group, Inc., an IT company. From 1987 to 2009, Mr. Westhead served as senior vice president of commercial lines underwriting for Philadelphia Insurance Companies, an insurance company. Mr. Westhead earned a Bachelor of Science degree in business administration from Cabrini University.

        The Board determined that Mr. Westhead should serve on the Board based on his executive management experience.

Vote Required and Recommendation

        Directors are elected by plurality vote. Therefore, the ten director nominees receiving the highest number of "FOR" votes will be elected. There is no cumulative voting in the election of directors. For purposes of this Proposal One, abstentions, votes marked "WITHHOLD" and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
ELECTION OF EACH OF THE NOMINEES SET FORTH ABOVE.

PROPOSAL TWO: ADVISORY VOTE ON EXECUTIVE COMPENSATION

        Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), our stockholders are entitled to cast a non-binding advisory vote at the Annual Meeting to approve the compensation of our named executive officers, as disclosed pursuant to the SEC's compensation disclosure rules, including the "Compensation Discussion and Analysis" section of this Proxy Statement, or "CD&A," the compensation tables and accompanying narrative disclosures. We refer to this as our "Say-on-Pay" vote. While this Say-on-Pay vote is an advisory vote that is not binding on the Company or the Board, we value the views of our stockholders and the Board's Compensation Committee, which administers our executive compensation program, and will consider the outcome of the vote when making future compensation decisions. In 2016, the Board considered the results of our "say-on-frequency" vote and determined that we will provide our stockholders with the ability to approve, on a non-binding advisory basis, the compensation of the named executive officers every year until our next say-on-frequency vote is conducted, which will be no later than 2022.

        We believe that our executive compensation program rewards performance and aligns the interests of our executive officers with those of our stockholders, thereby reflecting our compensation philosophy of "pay-for-performance." Central to that goal are base salaries, which serve to fairly reward our executive officers for their value to the organization in successfully performing their respective roles, and incentive compensation, which serves to motivate and reward our executives for performance, including the achievement of our financial and operational objectives, individual goals and value creation for our stockholders. We believe that our executive compensation program allows us to attract and retain the best executive talent, and we actively evaluate and reassess our executive compensation program in light of the industry in which we operate, the marketplace for executive talent in which we compete and evolving compensation governance and best practices.

        In implementing our executive compensation program, we focus on compensating our executive officers fairly and in a manner that promotes our compensation philosophy, seeking alignment with our annual and longer-term performance. We seek to maintain flexibility in our compensation program to allow us to adapt components and levels of compensation in order to motivate, reward and retain individual named executive officers within the context of the attainment of performance objectives. When determining the overall compensation of our named executive officers, including base salaries and annual short-term and long-term incentive amounts, the Compensation Committee considers a number of factors it deems important, including:

  •
  the executive officer's experience, knowledge, skills, level of responsibility and potential to influence our performance;

  •
  the business environment, our strategy, and our financial, operational and market performance;

  •
  corporate governance and regulatory factors related to executive compensation; and

  •
  marketplace compensation levels and practices.

        In order to achieve our compensation objectives, we have developed strong compensation practices while avoiding others:

What we do		What we don't do
✓	Significant portion of executive pay is variable "at risk" compensation, designed to achieve pay-for-performance objectives	✗	No guaranteed salary increases, cash incentive compensation or equity grants
✓	Balanced mix of performance measures used to ensure a focus on our overall performance	✗	Limited perquisites and supplemental benefits to our executive officers
✓	Emphasis on equity-based compensation to provide long-term incentives	✗	No excise tax gross-up payments
✓	Executive officers and directors are subject to rigorous stock ownership guidelines	✗	No hedging and limited pledging of our securities by directors and employees, including named executive officers
✓	Clawback policy to recover cash and equity compensation from our Chief Executive Officer or Chief Financial Officer engaging in fraud or intentional illegal conduct that leads to a restatement of financials

        We believe that our executive compensation program achieves our compensation objectives. Accordingly, we ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

          "RESOLVED, that the Company's stockholders approve, on a non-binding advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion in this Proxy Statement."

Vote Required and Recommendation

        The affirmative vote of a majority of all votes cast at the Annual Meeting is required for approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement. For purposes of approving this Proposal Two, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

 PROPOSAL THREE: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board, which is composed entirely of independent directors, has appointed Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. Although stockholder approval is not required, we desire to obtain from our stockholders an indication of their approval of the Audit Committee's selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2019. Even if the appointment of Ernst & Young LLP as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine that such a change would be in our and our stockholders' best interests. If our stockholders do not ratify this appointment, the Audit Committee may consider the appointment of another independent registered public accounting firm, but will not be required to appoint a different firm.

        A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. He or she will have the opportunity to make a statement if he or she desires and is expected to be available to respond to appropriate questions.

Vote Required and Recommendation

        The affirmative vote of a majority of all votes cast at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. For purposes of approving this Proposal Three, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

Principal Accountant Fees and Services

        The following table summarizes the fees billed by Ernst & Young LLP for professional services rendered for the fiscal years ended December 31, 2018 and 2017.

	2018	2017
Audit Fees(1)	$1,928,762	$1,618,365
Audit-Related Fees	$—	$—
Tax Fees(2)	$244,057	$112,413
All Other Fees	$—	$—

Total	$2,172,819	$1,730,778

(1)
Audit fees for 2018 and 2017 include audit fees for services associated with review of registration statements in 2018 and 2017, related issuances of comfort letters and consents and other services related to SEC matters.

(2)
Tax fees consist of tax and consulting fees relating to services provided associated with tax return preparation, tax consultations and other similar matters.

Pre-Approval Policies and Procedures

        The Audit Committee's policy is to review and pre-approve, either pursuant to the Audit Committee's Policies and Procedures for the Approval of Audit Services and Permitted Non-Audit

Services or through a separate pre-approval by the Audit Committee, any engagement of the Company's independent auditor to provide any audit or non-audit services to the Company. Pursuant to the Audit Committee's pre-approval policy, the Committee has pre-approved certain specified audit, audit-related, tax and other services for the audit cycle ending in March 2020. Permissible audit, audit-related, tax and other services other than those specifically pre-approved pursuant to the pre-approval policy require specific pre-approval by the Audit Committee. All audit, audit-related, tax and other services provided to us for the year ended December 31, 2018 either were pre-approved by the Audit Committee or were approved pursuant to the Audit Committee's pre-approval policy. Pursuant to the pre-approval policy, the Audit Committee may delegate pre-approval authority to one or more of its members who are required to report any pre-approval decisions to the Committee at its next scheduled meeting.

 PROPOSAL FOUR: AMENDMENT OF CHARTER TO OPT OUT OF SECTION 3-804(C)
OF THE MGCL

        Subtitle 8 of Title 3 of the MGCL, commonly referred to as the Maryland Unsolicited Takeovers Act ("MUTA"), permits a Maryland corporation with a class of equity securities registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and at least three independent directors to elect to be subject, by provision in its articles of incorporation or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the articles of incorporation or bylaws, to any or all of the following five provisions:

  •
  a classified board;

  •
  a two-thirds stockholder vote requirement for removing a director;

  •
  a requirement that the number of directors be fixed only by vote of the directors;

  •
  a requirement that a special meeting of stockholders may only be called upon the request of the holders of at least a majority of all votes entitled to be cast at the meeting; and

  •
  a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred.

        On September 24, 2018, the Board adopted resolutions opting out of Sections 3-803, 3-804(a), 3-804(b) and 3-805 of MUTA (which provide for the items in the first four bullets above, respectively), and the Company subsequently filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland to effectuate this opt-out. The Company will not be able to opt back into any of these sections of MUTA without approval of the Company's stockholders by the affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote on the matter.

        In addition, on September 24, 2018, the Board adopted resolutions opting out of Section 3-804(c) of MUTA, subject to and conditioned upon the approval of the stockholders of the amendment to our Charter. Currently, our Charter expressly provides that we have elected to be governed by Section 3-804(c) of the MGCL, which provides for the item described in the fifth bullet above, i.e., vacancies on the Board may be filled only by remaining directors. As a result, an amendment to our Charter is required to remove this election and permit us to fully effectuate our complete opt-out of all five prongs of MUTA. If the amendment to our Charter is approved by stockholders, our opt-out of MUTA will be complete, and the directors will no longer have the exclusive authority to fill vacancies on the Board.

        We believe that, as with our opt-out of the first four prongs of MUTA described above, opting out of Section 3-804(c) of the MGCL is in our best interests and in the best interests of our stockholders. Therefore, we are proposing an amendment to Article IV, Section 4.2 of our Charter to remove the election described above thereby permitting us to opt out of Section 3-804(c) of the MGCL. A copy of the proposed amendment to our Charter is attached as Appendix A to this Proxy Statement and incorporated by reference into this proposal.

Vote Required and Recommendation

        The affirmative vote of a majority of all votes entitled to be cast on the matter is required to amend our Charter to opt out of Section 3-804(c) of the MGCL. For purposes of this Proposal Four, abstentions and broker non-votes will have the same effect as a vote "AGAINST" the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE
CHARTER TO OPT OUT OF SECTION 3-804(c) OF THE MGCL.

PROPOSAL FIVE: APPROVAL OF AN AMENDMENT TO
THE QTS REALTY TRUST, INC. 2013 EQUITY INCENTIVE PLAN

Overview

        We are asking our stockholders to approve Amendment No. 3 (the "Plan Amendment") to the QTS Realty Trust, Inc. 2013 Equity Incentive Plan (as amended to date, the "2013 Plan") to (A) increase the total number of shares of Class A common stock reserved for issuance under the 2013 Plan by 1,110,000 shares, (B) provide that the maximum number of shares that may be issued under the 2013 Plan to any person, other than a non-employee director, pursuant to a performance-based award is 750,000 shares in any single calendar year, (C) provide that the maximum number of shares that may be issued under the 2013 Plan to any person, other than a non-employee director, in the year they are first employed by the Company or any company affiliated with the Company, pursuant to an option or SAR, an award other than an option or SAR, or a performance award, shall, in each case, be three times the number of shares otherwise specified in the 2013 Plan for such award type, and (D) provide that the amount of total compensation, in the form of equity awards, valued at their grant date fair value, and cash, that can be paid to any non-employee director in a single calendar year shall not exceed $750,000, or, in the year they are first serving as a non-employee director, $1,000,000.

        The 2013 Plan initially was approved by the Board and our sole stockholder prior to our initial public offering in 2013 and provides for the grant of options to purchase shares of our Class A common stock, share awards (including restricted shares and share units), SARs, performance shares, performance units and other equity-based awards, including LTIP units. As of the Record Date, 4,750,000 shares of our Class A common stock are reserved for issuance under the 2013 Plan. Since its adoption, we have granted 4,060,784 equity awards under the 2013 Plan to our directors, executives and employees, net of forfeitures, leaving 689,216 shares of Class A common stock available for future issuance as of the Record Date. The following table includes information regarding all of our outstanding equity awards and shares available for future awards under the 2013 Plan as of the Record Date, without giving effect to this Proposal Five.

Total shares underlying all outstanding option awards	2,162,118
Weighted average exercise price of outstanding options	$37.16
Weighted average remaining contractual life of outstanding options	1.1 years
Total restricted stock and performance unit awards	857,718
Shares available for future awards under the 2013 Plan	689,216

        The closing price per share of our Class A common stock on the NYSE as of the Record Date was $41.55 per share. As of the Record Date, there were 55,256,487 shares of our Class A common stock issued and outstanding and 6,669,352 OP units outstanding that were not held by us.

        The Plan Amendment would increase the shares reserved and available for grant under the 2013 Plan by 1,110,000 shares. This would result in a total of 5,860,000 shares being reserved under the 2013 Plan, 1,799,216 shares remaining available for future awards as of the Record Date (without giving effect to additional shares that may become available upon the future expiration, forfeiture or cancellation of outstanding awards).

        If this proposal is approved, we anticipate filing a Form S-8 registration statement with the SEC shortly after the Annual Meeting to register the additional shares under the 2013 Plan. If the Plan Amendment is not approved, no new shares will be added to the 2013 Plan, with awards continuing to be granted solely to the extent of the remaining shares.

Reasons for the Proposal

        We are proposing to increase the total number of shares of Class A common stock reserved for issuance under the 2013 Plan by 1,110,000 shares for the following reasons:

  •
  The share increase is necessary to continue the equity feature of our compensation program.  As discussed under "Compensation Discussion and Analysis," we believe that equity awards should be a key part of employee compensation, that equity awards promote employee attention to the importance of running the business with a focus on drivers of stockholder value, and that equity awards enable us to compete effectively for the best talent in our industry. Our Compensation Committee believes that, in the near future, the number of shares of common stock available for future awards under the 2013 Plan will be insufficient to enable us to continue to achieve our compensation objectives. Given the nature of our business and the continued expansion of our platform, our workforce may further increase as we expand our business. As of the Record Date, we had 618 employees (including our five named executive officers). Furthermore, in addition to motivating and aligning the interests of our executive officers and employees with those of our stockholders, our objectives also include providing our directors with the ability to elect to receive a combination of stock options and restricted stock equal to the dollar amount of their annual cash retainers and committee membership compensation, which has the effect of utilizing a greater number of shares under our 2013 Plan than would be the case if directors received only cash. Therefore, increasing the shares available under the 2013 Plan is necessary to retain the flexibility of our compensation programs, including the election feature of our director compensation program, continue our compensation policies, achieve our compensation objectives and provide our Compensation Committee the flexibility to continue to design and award compensation that it determines appropriate. If stockholders do not approve the Plan Amendment, our future ability to create long-term incentives for our executive officers, other employees and directors could be substantially diminished.

  •
  Without the ability to use equity compensation, we could be forced to rely on cash and cash-based incentives. Failure to approve the Plan Amendment could be disruptive because, without the ability to make equity grants, our Compensation Committee could be forced to rely exclusively on cash or cash-based incentives to compensate and incentivize our executive officers, other employees and directors. This would increase cash compensation expense and reduce cash flow available for the operation of our business and distribution to our stockholders. We believe that a mix of cash and equity awards under the 2013 Plan is a superior alternative to a solely cash-based compensation program, in terms of both efficiency and effectiveness. Continuing our current approach not only would avoid potential disruptions in our relationship with our executive officers and directors, it also would reduce the likelihood that we would need to rely on cash incentive awards in the future and reduce cash flow available for distribution to our stockholders.

        We are proposing to add a limitation to the 2013 Plan providing that the maximum number of shares that may be issued under the 2013 Plan to any person, other than a non-employee director, pursuant to a performance-based award is 750,000 shares in any single calendar year. We are proposing to add a provision to the 2013 Plan providing that the maximum number of shares that may be issued under the 2013 Plan to any person, other than a non-employee director, in the year he or she is first employed by the Company or any company affiliated with the Company, pursuant to an option or SAR, an award other than an option or SAR, or a performance award, shall, in each case, be three times the number of shares otherwise specified in the 2013 Plan for such award type.

        We are proposing to add a provision to the 2013 Plan limiting the amount of aggregate compensation (i.e., the total of the value of equity awards, valued at their grant date fair value, plus cash) that can be paid to any non-employee director in a single calendar year to $750,000, or, in the year he or she is first serving as a non-employee director, $1,000,000, because we believe that it is important to disclose to our stockholders, and for our stockholders to approve, a maximum annual limit on future awards that we may grant to our non-employee directors. While our actual director compensation in recent years has been considerably lower than this proposed limit, we believe that setting a limitation at this level provides us with a reasonable degree of flexibility for the remainder of the plan term, or extensions thereof, to make adjustments that we may in the future deem appropriate or necessary for our non-employee director compensation program to remain competitive in the market.

        The material features of the 2013 Plan, including the effect of the Plan Amendment, are summarized below. The following summary does not purport to be complete, and is subject to and qualified in its entirety by reference to the Plan Amendment, which is included as Appendix B hereto, together with the complete text of the 2013 Plan, which is included as Appendix C hereto. The text of the 2013 Plan included in Appendix C includes the effect of (i) Amendment No. 1 to the 2013 Plan, which was adopted by the Board in November 2014 to provide flexibility in determining tax withholding obligations in the context of a share surrender to satisfy such obligations and which is filed as Exhibit 10.40 to our Annual Report on Form 10-K for the year ended December 31, 2014, and (ii) Amendment No. 2 to the 2013 Plan, which was adopted by the Board on March 3, 2015 and approved by our stockholders on May 4, 2015, to increase the number of shares available for issuance thereunder by 3,000,000 and to add certain performance-based compensation terms for purposes of Section 162(m) and which is filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on May 6, 2015.

Description of the 2013 Plan (As Amended by the Plan Amendments)

        Administration of the 2013 Plan.    The 2013 Plan is administered by our Compensation Committee, and the Compensation Committee determines all terms of awards under the 2013 Plan. Our Compensation Committee also determines who will receive awards under the 2013 Plan, the type of award and its terms and conditions and the number of shares of common stock subject to the award, if the award is equity-based. The Compensation Committee also will interpret the provisions of the 2013 Plan. During any period of time in which we do not have a Compensation Committee, the 2013 Plan will be administered by the Board of Directors or another committee appointed by the Board of Directors. References below to the Compensation Committee include a reference to the Board or another committee appointed by the Board for those periods in which the Board or such other committee appointed by the Board is acting.

        In March 2014, the Board established our Equity Awards Committee, with Chad L. Williams as the sole member, and authorized it to grant up to a number of options and restricted shares in each fiscal year equal in value to $2,000,000 of shares underlying the awards, provided that (i) such grants may only be made to employees or service providers who are not our executive officers (as defined in Rule 3b-7 of the Exchange Act) or directors, (ii) no single employee may be granted awards with a value in excess of $500,000 in any year, and (iii) such grants are otherwise made in accordance with guidelines established by the Board. In March 2019, the Board eliminated the foregoing annual aggregate and individual employee award limits and authorized Mr. Williams to establish an aggregate amount of awards to be granted to the individuals described in (i) above each fiscal year, subject to the Compensation Committee's approval.

        Eligibility.    All of our employees and the employees of our subsidiaries and affiliates, including our Operating Partnership, are eligible to receive awards under the 2013 Plan. As of the Record Date, we had approximately 618 employees (including our five named executive officers) who are eligible to participate in the 2013 Plan. In addition, our non-employee directors and consultants and advisors who perform services for us and our subsidiaries and affiliates may receive awards under our 2013 Plan, other than incentive stock options. The 2013 Plan provides that no participant in the plan is permitted to acquire, or will have any right to acquire, shares of common stock thereunder if such acquisition would be prohibited by the stock ownership limits contained in our Charter or would impair our status as a REIT. Each member of our Compensation Committee that administers the 2013 Plan is both a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code.

        Share Authorization.    A total of 4,750,000 shares of common stock and LTIP units may be issued under the 2013 Plan. This total will increase to 5,860,000 if the stockholders approve the Plan Amendment. In connection with share splits, dividends, recapitalizations and certain other events, the Board will make proportionate adjustments that it deems appropriate in the aggregate number of shares of common stock that may be issued under the 2013 Plan and the terms of outstanding awards. If any options or share appreciation rights terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or paid or if any share awards, performance shares, performance units or other equity-based awards are forfeited or expire or otherwise terminate without the delivery of any shares of common stock or are settled in cash, the shares of common stock subject to such awards again will be available for purposes of the 2013 Plan. However, the number of shares of common stock that may be issued under the 2013 Plan will not be increased by any shares of common stock tendered, withheld or surrendered in connection with the purchase of shares of common stock upon exercise of an option, shares deducted or delivered from an award in connection with the tax withholding obligations or shares purchased by us with proceeds from option exercises.

        The maximum number of shares of common stock subject to options or share appreciation rights that may be issued under the 2013 Plan to any person, other than a non-employee director, is 450,000 shares in any single calendar year. The maximum number of shares that may be issued under the 2013 Plan to any person, other than a non-employee director, other than pursuant to an option or share appreciation right is 225,000 shares in any single calendar year. The maximum number of shares that may be issued under the 2013 Plan to any person, other than a non-employee director, pursuant to a performance-based award is 750,000 shares in any single calendar year. Notwithstanding the foregoing, in the calendar year in which any person, other than a non-employee director, is first employed by the Company or any company affiliated with the Company, each of the foregoing limitations (on shares subject to an option or SAR, shares subject to an award other than an option or SAR, or shares subject a performance award) shall be three times the number of shares otherwise specified in the 2013 Plan for such award type. The maximum amount that may be earned as an annual incentive award in any calendar year by any one person, other than a non-employee director, is $5 million and the maximum amount that may be paid as a cash-settled performance award in respect of a performance period of longer than one year by any one person, other than a non-employee director, is $5 million.

        The total value of awards granted during a single calendar year to any non-employee director (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes), taken together with any cash retainers paid to such non-employee director during the calendar year, shall not exceed $750,000; provided that, in any calendar year that a non-employee director is first serving as a non-employee director, the foregoing limit shall be $1,000,000.

        Section 162(m) Performance-Based Compensation.    As a result of the Tax Cuts and Jobs Act ("2018 Tax Law"), which became effective January 1, 2018, Section 162(m) of the Code no longer allows public companies to exceed the $1 million limit on the deduction for executive compensation to certain executive officers when the compensation is qualified as "performance-based compensation." The changes under Section 162(m) are generally effective for taxable years beginning in 2018, but there is a grandfather rule for compensation paid pursuant to a written, binding contract that was in effect on November 2, 2017, which was not modified in any material respect on or after that date.

        The IRS has previously issued private letter rulings holding that, under certain circumstances, Section 162(m) does not apply to compensation paid to employees of a REIT's operating partnership. Therefore, we have determined that compensation paid to the Company's executive officers by the Operating Partnership or a subsidiary of the Operating Partnership for services to the Operating Partnership should not be subject to this limit. Nonetheless, our 2013 Plan does contain provisions allowing the Compensation Committee to grant awards to qualify as "performance-based compensation" under the terms of Section 162(m) as in effect prior to the 2018 Tax Law. If the Compensation Committee intended an award previously granted under the 2013 Plan to qualify as "performance-based" compensation under Section 162(m), then the performance goals selected by the Compensation Committee were based on any one or more of the performance measures set forth in the 2013 Plan, which were used to measure (i) the Company on a consolidated basis, (ii) the Company, any subsidiary, and/or any other affiliate or any combination thereof, or (iii) any one or more business units of our Company, any subsidiary, and/or any other affiliate, as deemed appropriate by the Compensation Committee. Performance goals could be absolute or relative to the performance of one or more comparable companies or indices, and could, in the Compensation Committee's discretion, exclude the impact of charges for asset write-downs, any reorganization or restructuring, extraordinary or other non-recurring items, and the effects of changes in tax laws or accounting principles. Awards that are intended to qualify as performance-based compensation under the grandfather rule may not be adjusted upward; however, the Compensation Committee may adjust awards downward, either on a formula or discretionary basis, or any combination as it determines.

        Options.    The 2013 Plan authorizes our Compensation Committee to grant incentive stock options (under Section 421 of the Code) and options that do not qualify as incentive stock options. The exercise price of each option would be determined by the Compensation Committee, provided that the price cannot be less than 100% of the fair market value of the shares of common stock on the date on which the option is granted. If we were to grant incentive stock options to any 10% stockholder, the exercise price may not be less than 110% of the fair market value of our shares of common stock on the date of grant.

        The term of an option may not exceed ten years from the date of grant. The Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after death, disability or other termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Compensation Committee. The exercise price of an option may not be amended or modified after the grant of the option, except in connection with certain corporate events, and an option may not be surrendered in consideration of or exchanged for a grant of a new option having an exercise price below that of the option which was surrendered or exchanged without stockholder approval.

        The exercise price for any option or the purchase price for restricted shares will be payable generally (i) in cash, (ii) to the extent the award agreement provides, by the surrender of shares of common stock (or attestation of ownership of shares of common stock) with an aggregate fair market value on the date on which the option is exercised of the exercise price, or (iii) to the extent the award agreement provides, by payment through a broker assisted cashless exercise procedure.

        Restricted Shares.    The 2013 Plan also provides for the grant of restricted shares. A restricted share award is an award of shares of common stock that may be subject to restrictions on transferability and other restrictions as our Compensation Committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as our Compensation Committee may determine. A participant who receives a restricted share award will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares, except that the Board may require any dividends to be reinvested in shares or may require cash dividends to be paid upon vesting of the underlying shares. During the period, if any, when share awards are non-transferable or forfeitable, a participant will be prohibited from selling, transferring, pledging, exchanging, hypothecating or otherwise disposing of his or her restricted shares. To the extent any share awards are certificated, our company will retain custody of the certificates and a participant must deliver a stock power to our company for each restricted share award.

        Share Appreciation Rights.    The 2013 Plan authorizes our Compensation Committee to grant share appreciation rights that provide the recipient with the right to receive, upon exercise of the share appreciation right, cash, shares of common stock or a combination of the two. The amount that the recipient will receive upon exercise of the share appreciation right generally will equal the excess of the fair market value of our common stock on the date of exercise over the shares' fair market value on the date of grant. Share appreciation rights will become exercisable in accordance with terms determined by our Compensation Committee. Share appreciation rights may be granted in tandem with an option grant or independently from an option grant. The term of a share appreciation right may not exceed ten years from the date of grant.

        Share Units.    The 2013 Plan also authorizes our Compensation Committee to grant share units. Share units represent the participant's right to receive a compensation amount, based on the value of the shares of common stock, if vesting criteria (which may include the satisfaction of performance goals) established by the Compensation Committee are met. Our Compensation Committee will determine the applicable vesting period, any performance goals and such other conditions that apply to the share unit. If the vesting criteria are met, share units will be paid in cash, shares of common stock or a combination thereof.

        Bonuses.    Cash performance bonuses payable under the 2013 Plan may be based on the attainment of performance goals that are established by the Compensation Committee and relate to one or more performance criteria described in the plan. Cash performance bonuses granted under the 2013 Plan will be based upon objectively determinable bonus formulas established in accordance with the plan.

        Dividend Equivalents.    Our Compensation Committee may grant dividend equivalents in connection with the grant of any equity-based award. Dividend equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash, shares of common stock or a combination of the two. Our Compensation Committee will determine the terms of any dividend equivalents. No dividend equivalent rights may be granted in tandem with an option or share appreciation right.

        Other Equity-Based Awards.    Our Compensation Committee may grant other types of share-based awards under the 2013 Plan, including LTIP units. Other equity-based awards are payable in cash, shares of common stock or other equity, including LTIP units, or a combination thereof, and may be restricted or unrestricted, as determined by our Compensation Committee. The terms and conditions that apply to other equity-based awards will be determined by the Compensation Committee.

        LTIP units are a special class of limited partnership units in our operating partnership that are structured to qualify as "profits interests" for tax purposes. As a result, at issuance they have no capital account in the operating partnership. Any LTIP units issued by our operating partnership may be subject to vesting requirements as determined by our Compensation Committee. See "Compensation of Executive Officers—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Equity Incentive Plans—Vesting and Change in Control—LTIP Units" for a summary of the terms of the Class O LTIP units.

        Clawback.    Awards granted pursuant to the 2013 Plan may, in our discretion, be subject to mandatory repayment by the recipient to us of any gain realized by the recipient to the extent the recipient is in violation of or in conflict with certain agreements with us (including but not limited to an employment or non-competition agreement) or be annulled upon termination for "cause" as defined in the 2013 Plan, applicable award agreement, or any other agreement between us and the grantee.

Reimbursement or forfeiture also may apply to our Chief Executive Officer's and Chief Financial Officer's awards if we are required to prepare an accounting restatement due to our material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws or if an award was earned or vested based on achievement of pre-established performance goals that are later determined, as a result of the accounting restatement, not to have been achieved. Awards also are subject to mandatory repayment to the extent the grantee is or becomes subject to any clawback right we may have.

        Change in Control.    If we experience a change in control in which outstanding options, share appreciation rights, restricted shares, share units, performance shares, performance units or other equity-based awards will not be assumed or continued by the surviving entity, then, except as otherwise provided in the applicable award agreement, or any other agreement between us and the grantee: (i) with the exception of any performance shares or performance units, all restricted shares will vest, and all share units and dividend equivalent rights will vest and the underlying shares will be delivered immediately before the change in control, (ii) at the Board of Directors' discretion either or both of the following actions will be taken: (A) all options and share appreciation rights will become exercisable five days before the change in control and terminate upon the consummation of the change in control, or (B) all options, share appreciation rights, restricted shares and share units will be canceled in connection with the change in control for a payment equal to the price per share paid to holders of shares of common stock in the change in control transaction less, in the case of options or share appreciation rights, the option exercise price or share appreciation right exercise price per share; provided that, in the event the option exercise price or share appreciation right exercise price of an award exceeds the price per share paid to stockholders in the change in control, such options and share appreciation rights may be terminated for no consideration, and (iii) in the case of performance shares and performance units, (A) if more than half of the performance period has lapsed, the performance shares will be converted into restricted shares based on actual performance to date or (B) if less than half of the performance period has lapsed, or if actual performance is not determinable, the performance shares will be converted into restricted shares assuming target performance has been achieved.

        In summary, a change in control under the 2013 Plan occurs if:

  •
  a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, 50% or more of the total combined voting power of our outstanding securities;

  •
  we experience a merger or consolidation with any other entity or we approve the issuance of voting securities in connection with a merger or consolidation other than (i) a merger or consolidation which would result in our voting securities continuing to represent at least 50.1% of the combined voting power of our voting securities or any surviving or parent entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement our recapitalization in which no person, entity or affiliated group becomes the beneficial owner of our securities representing 50% or more of the then outstanding shares of our common stock or the combined voting power of our then outstanding voting securities;

  •
  we consummate a sale of all or substantially all of our assets; or

  •
  during the period of any twelve consecutive months, individuals who, at the beginning of such period, constitute the Board of Directors cease for any reason to constitute a majority of the Board of Directors, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose.

        Amendment; Termination.    The Board of Directors may amend or terminate the 2013 Plan at any time; provided that no amendment may adversely impair the benefits of participants with outstanding awards. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve any amendment that changes the no-repricing provisions of the 2013 Plan. Unless terminated sooner by the Board of Directors or extended with stockholder approval, the 2013 Plan will terminate on the tenth anniversary of its adoption.

Federal Income Tax Consequences

        Incentive Stock Options.    The grant of an incentive stock option will not be a taxable event for the grantee or for us. A grantee will not recognize taxable income upon exercise of an incentive stock option. However, the exercise of an incentive stock option may result in alternative minimum tax liability. The excess of the fair market value of the shares purchased on exercise of an incentive stock option over the exercise price paid for such shares is considered alternative minimum taxable income for alternative minimum tax purposes. Any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

        For the exercise of an incentive stock option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

        If the grantee does not satisfy the holding period requirement discussed above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price. The excess of the amount realized on such disposition over the fair market value of the common stock at the time the option was exercised, if any, will be capital gain. If the amount realized on such disposition is less than the exercise price paid, the grantee generally will not recognize any ordinary income from such disposition and instead will recognize a capital loss. Generally, we will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Code and with certain reporting requirements.

        Non-Qualified Options.    The grant of a non-qualified option will not be a taxable event for the grantee or us. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. For employees, this amount of income will be subject to income tax withholding and FICA and FUTA taxes ("employment taxes"). Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

        If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we generally will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee who is an employee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee's estate for estate tax purposes.

        In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee's divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made "incident to divorce" if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the non-employee ex-spouse, the non-employee ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock at the time of exercise. Any distribution to the non-employee-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at such time.

        Restricted Shares.    A grantee who is awarded restricted shares will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted shares are nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common shares on the date of the award (less the purchase price, if any), determined without regard to the restrictions. This amount of income will be subject to income tax withholding and employment taxes. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. This amount of income will be subject to income tax withholding and employment taxes. Any dividends paid while the common stock is subject to restrictions will be treated as compensation income to the grantee and subject to withholding and employment taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we generally will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Share Units.    There are no immediate tax consequences of receiving an award of share units under the 2013 Plan. Upon vesting of the share units, the fair market value of the shares covered by the units will be subject to employment taxes. In addition, a grantee who is awarded share units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date (and this amount generally will be subject to income tax withholding on the payment date). If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we generally will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Share Appreciation Rights.    There are no immediate tax consequences of receiving an award of share appreciation rights under the 2013 Plan. Upon exercising a share appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. This amount of income will be subject to income tax withholding and employment taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we generally will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Dividend Equivalents.    Participants who receive dividend equivalents will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. This amount of income will be subject to income tax withholding and employment taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will generally be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Section 280G; Golden Parachute Payments.    To the extent payments which are contingent on a change in control are determined to exceed certain Code limitations, they may be subject to a 20% nondeductible excise tax and the Company's deduction with respect to the associated compensation expense may be disallowed in whole or in part.

Plan Benefits

        Because grants of awards under the 2013 Plan are within the discretion of our Compensation Committee or, in the case of director compensation, may be elected by our directors in their discretion, the benefits or amounts that will be received in the future by any participant or groups of participants if the Plan Amendment is approved are not currently determinable. None of the additional shares authorized by the Plan Amendment has been awarded to any of our officers, employees or directors, and none of the shares has been awarded (or promised to be awarded) subject to approval of the amendments to the 2013 Plan.

Vote Required and Recommendation

        The affirmative vote of a majority of all votes cast on the proposal is necessary to approve the Plan Amendment. For purposes of this Proposal Five, abstentions will be counted as votes cast and will have the same effect as votes against the proposal, while other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. However, both abstentions and broker non-votes will count toward the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PLAN AMENDMENT.

 AUDIT COMMITTEE REPORT

        The Audit Committee is composed of Messrs. Barter, Miller and Westhead. The members of the Audit Committee are appointed by and serve at the discretion of the Board.

        One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of the Company's financial statements. The Company's management team has the primary responsibility for the financial statements and the reporting process, including the Company's accounting policies, internal audit function, system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2018 with our management.

        The Audit Committee also is responsible for assisting the Board in the oversight of the qualification, independence and performance of the Company's independent auditors. The Audit Committee reviewed the audited financial statements for the year ended December 31, 2018 with the independent auditors, which are responsible for expressing an opinion on the conformity of those audited financial statements, including the notes thereto, with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board ("PCAOB") Statement of Auditing Standards No. 1301, "Communications with Audit Committees", as modified or supplemented.

        The independent auditors have provided to the Audit Committee the written disclosures regarding the independent auditors' independence required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee has discussed with the independent auditors their independence.

        In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board the inclusion of the Company's audited consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

Respectfully submitted,
The Audit Committee
JOHN W. BARTER (Chairman) SCOTT D. MILLER STEPHEN E. WESTHEAD

        The Audit Committee Report above does not constitute "soliciting material" and will not be deemed "filed" or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance Profile

        The Company's corporate governance is structured in a manner that the Board believes closely aligns the Company's interests with those of our stockholders. Notable features of our corporate governance structure include the following:

  •
  the Board is not staggered, with each of our directors subject to re-election annually;

  •
  of the ten persons who serve on the Board, nine, or 90% of our directors, have been determined by us to be independent for purposes of the NYSE's corporate governance listing standards and Rule 10A-3 under the Exchange Act;

  •
  all of the members of our Audit, Compensation and Nominating and Corporate Governance Committees are independent;

  •
  we have determined that one of our directors qualifies as an "audit committee financial expert" as defined by the SEC;

  •
  our stock ownership guidelines require directors to own securities of the Company equal to at least five times the annual base cash retainer and our Chief Executive Officer and other named executive officers to own securities of at least five times and three times his or her base salary, respectively;

  •
  our stockholders may amend our bylaws by a majority vote;

  •
  we have opted out of the Maryland business combination and control share acquisition statutes; and

  •
  we do not have a stockholder rights plan.

        The Company's charter and bylaws provide that the number of directors constituting the Board may be increased or decreased by a majority vote of the entire Board, provided the number of directors may not be greater than 15 and may not be decreased to fewer than the minimum number required under the MGCL, which currently is one director.

        There are no family relationships among our executive officers and directors. All board members except Mr. Williams have been determined by the Board to be independent under applicable NYSE and SEC rules.

Recent Corporate Governance Changes

        On September 24, 2018, the Board adopted resolutions opting out of Sections 3-803, 3-804(a), 3-804(b), 3-804(c) and 3-805 of MUTA and we subsequently filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland to effectuate this opt-out. As a result, we opted out of the provisions that allowed us to institute a classified board, a two-thirds stockholder vote requirement for removing a director, a requirement that the number of directors be fixed only by vote of the directors, and a requirement that a special meeting of the stockholders only may be called upon the request of the holders of at least a majority of all votes entitled to be cast at the meeting. We only may opt back into these provisions with the approval of our stockholders by the affirmative vote of a majority of votes cast on the matter by stockholders entitled to vote on the matter. The opt-out of Section 3-804(c) of MUTA requiring that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred was made subject to stockholder approval of Proposal Four at the Annual Meeting. If stockholders approve Proposal Four, the Board will no longer have exclusive authority to fill vacancies on the Board.

Board Leadership Structure

        Chad L. Williams has served as Chairman, President and Chief Executive Officer since May 2013 and was the Chairman and Chief Executive Officer of our predecessor from 2003 until our initial public offering. The Board does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board. However, it evaluates the combined role of Chairman and Chief Executive Officer as part of the succession planning process. The Board has determined that, based on Mr. Williams' tenure with the Company and our predecessor since its inception, the perspective and experience he brings as our founder and Chief Executive Officer, and his in-depth knowledge of the Company and the real estate industry, Mr. Williams is well-positioned to lead Board discussions and that the combined role of Chairman and Chief Executive Officer is therefore in the best interests of the Company and stockholders.

        To strengthen the role of our independent directors and encourage independent Board leadership, the Board also has established the position of lead independent director, which currently is held by Philip P. Trahanas. In accordance with our Corporate Governance Guidelines, the responsibilities of the lead independent director include, among others:

  •
  serving as liaison among (i) management, including the Chief Executive Officer, (ii) our other independent directors, and (iii) interested third parties and the Board;

  •
  presiding at executive sessions of the independent directors;

  •
  serving as the focal point of communication to the Board regarding management plans and initiatives;

  •
  ensuring that the role between Board oversight and management operations is respected;

  •
  providing the medium for informal dialogue with and among independent directors, allowing for free and open communication within that group; and

  •
  serving as the communication conduit for third parties who wish to communicate with the Board.

        Our lead independent director will be selected on an annual basis by a majority of independent directors then serving on the Board.

Executive Sessions

        During 2018, our non-management directors met in a special executive session without management at our March 7 and May 2 Board meetings. Mr. Trahanas, as lead independent director, chaired the sessions. Per our Corporate Governance Guidelines, the Board continues to expect to conduct executive sessions limited to non-management directors at our regularly scheduled Board meetings, and at least annually will hold an executive session limited to independent directors.

Attendance of Directors at 2018 Board and Committee Meetings and Annual Meeting of Stockholders

        During 2018, the Board held 14 meetings. Every director attended at least 75% of the total number of meetings of the Board and all committees thereof on which such director served during 2018.

        In accordance with the Company's Corporate Governance Guidelines, directors are expected to attend the annual meeting of stockholders. All directors attended the 2018 Annual Meeting of Stockholders, except for Mr. Rawashdeh who was not a member of the Board at the time of the 2018 Annual Meeting of Stockholders.

Committees of the Board

        The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of these committees must have at least three members who each are independent directors, as that term is defined in the NYSE listing standards. The Board from time to time may establish other committees to facilitate the management of our company.

        In July 2018, the Board reconfigured the composition of its Board committees: Messrs. Grabe and Westhead rotated off of the Compensation Committee and Ms. Kinney joined the Compensation Committee as Chair, Mr. Marino replaced Ms. Kinney as Chair of the Nominating and Corporate Governance Committee, although Ms. Kinney continues to be a member of the Nominating and Corporate Governance Committee, and Mr. Marino rotated off the Audit Committee. The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
John W. Barter	X (Chair)*
William O. Grabe
Catherine R. Kinney		X (Chair)	X
Peter A. Marino		X	X (Chair)
Scott D. Miller	X		X
Mazen Rawashdeh
Wayne M. Rehberger
Philip P. Trahanas		X
Stephen E. Westhead	X		X

*
Audit Committee financial expert.

        The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee each operate under written charters adopted by the Board. These charters are available on our website at www.qtsdatacenters.com.

Audit Committee

        The Audit Committee consists of Messrs. Barter, Miller and Westhead, and Mr. Barter serves as its chairperson. The Audit Committee's written charter requires that all members of the committee meet the independence, experience, financial literacy and expertise requirements of the NYSE, the Sarbanes-Oxley Act of 2002, the Exchange Act and applicable rules and regulations of the SEC, all as in effect from time to time. The Board has determined that all of the members of the Audit Committee meet the foregoing requirements.

        The Board also has determined that Mr. Barter is an "audit committee financial expert," as defined by the applicable SEC regulations and NYSE corporate governance listing standards, and has accounting or related financial management expertise.

        The principal functions of the Audit Committee include overseeing:

  •
  our accounting and financial reporting processes;

  •
  the integrity and audits of our consolidated financial statements and financial reporting process;

  •
  our systems of disclosure controls and procedures and internal control over financial reporting;

  •
  our compliance with financial, legal and regulatory requirements;

  •
  the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

  •
  the performance of our internal audit function;

  •
  review of all related-party transactions in accordance with our related party transactions policy; and

  •
  our overall risk profile.

        The Audit Committee also is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also approves the audit committee report required by SEC regulations to be included in our annual proxy statement.

        During 2018, the Audit Committee met seven times.

Compensation Committee

        The Compensation Committee consists of Ms. Kinney, Mr. Trahanas and Mr. Marino, and Ms. Kinney serves as its chairperson. The principal functions of the Compensation Committee include:

  •
  reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer's compensation, evaluating our Chief Executive Officer's performance in light of such goals and objectives and determining and approving the remuneration of our Chief Executive Officer based on such evaluation;

  •
  reviewing and approving the compensation of our other executive officers;

  •
  reviewing our executive compensation policies and plans;

  •
  determining the number of shares underlying, and the terms of, stock option and restricted stock awards to be granted to our directors, executive officers and other employees pursuant to these plans;

  •
  assisting management in complying with our proxy statement and annual report disclosure requirements;

  •
  producing a report on executive compensation to be included in our annual proxy statement; and

  •
  reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

        During 2018, the Compensation Committee met 11 times.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee consists of Mr. Marino, Ms. Kinney, Mr. Miller and Mr. Westhead, and Mr. Marino serves as its chairperson. The principal functions of the Nominating and Corporate Governance Committee include:

  •
  identifying, recruiting and recommending to the full Board qualified candidates for election as directors and recommending a slate of nominees for election as directors at each annual meeting of stockholders;

  •
  developing and recommending to the Board Corporate Governance Guidelines, including the committee's selection criteria for director nominees, and implementing and monitoring such guidelines;

  •
  reviewing and making recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;

  •
  recommending to the Board nominees for each committee of the Board;

  •
  annually facilitating the assessment of the Board's performance as a whole and of the individual directors, as required by applicable law, regulations and the NYSE corporate governance listing standards; and

  •
  overseeing the Board's evaluation of management.

        During 2018, the Nominating and Corporate Governance Committee met eight times.

Director Nominee Selection Process

        The Nominating and Corporate Governance Committee has set forth in a written policy, minimum qualifications that director candidates must possess. At a minimum, a director candidate must possess:

  •
  high personal and professional ethics and integrity;

  •
  an ability to exercise sound judgment;

  •
  an ability to make independent analytical inquiries;

  •
  an ability and willingness to devote adequate time and resources to perform Board duties diligently, including attending regular and special Board and committee meetings;

  •
  appropriate and relevant business experience and acumen; and

  •
  a reputation, both personal and professional, consistent with the image and reputation of the Company.

        In addition to the aforementioned minimum qualifications, the written policy sets forth certain additional qualities and skills that, while not a prerequisite for nomination, should be considered by the Nominating and Corporate Governance Committee when evaluating a particular candidate. These additional qualities and skills include, among others, the following:

  •
  whether the person possesses specific industry knowledge, expertise and/or contacts, including in the commercial real estate industry generally and/or the data center industry, and familiarity with general issues affecting the Company's business;

  •
  whether the person's nomination and election would enable the Board to have a member that qualifies as an "audit committee financial expert" as such term is defined by the SEC;

  •
  whether the person would qualify as an "independent" director under the rules of the NYSE and the Company's Corporate Governance Guidelines;

  •
  the importance of continuity of the existing composition of the Board; and

  •
  the importance of a diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

        The Board does not have a formal policy specifying how diversity of background and personal experience should be applied in identifying or evaluating director candidates. A director candidate's background and personal experience, however, will be significant in the Board's candidate identification and evaluation process to help ensure that the Board remains aware of and responsive to the needs and interests of our customers, stockholders, employees and other stakeholders.

        The Nominating and Corporate Governance Committee will seek to identify director candidates based on input provided by a number of sources, including (a) members of the Nominating and Corporate Governance Committee, (b) directors of the Company and (c) stockholders of the Company. The Nominating and Corporate Governance Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified director candidates.

        As part of the candidate identification process, the Nominating and Corporate Governance Committee will evaluate the skills, expertise and diversity possessed by the current Board, and whether there are additional skills, expertise or diversity that should be added to complement the composition of the existing Board. The Nominating and Corporate Governance Committee also will take into account whether existing directors have indicated a willingness to continue to serve as directors if re-nominated. Once director candidates have been identified, the Nominating and Corporate Governance Committee then will evaluate each candidate in light of his or her qualifications and credentials, and any additional factors that the Nominating and Corporate Governance Committee deems necessary or appropriate. Existing directors who are being considered for re-nomination will be re-evaluated as part of the Nominating and Corporate Governance Committee's process of recommending director candidates. The Nominating and Corporate Governance Committee evaluates the performance of each current director and considers the results of such evaluation when determining whether to recommend the nomination of such director for an additional term. All candidates submitted by stockholders will be evaluated in the same manner as all other director candidates, provided that the advance notice and other requirements set forth in our bylaws have been followed. At an appropriate time prior to each annual meeting at which directors are to be elected or re-elected, the Nominating and Corporate Governance Committee recommends to the Board for nomination by the Board such candidates as the Nominating and Corporate Governance Committee, in the exercise of its judgment, has found to be well-qualified and willing and available to serve.

        At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Nominating and Corporate Governance Committee will recommend to the Board for election by the Board to fill such vacancy, such prospective member of the Board as the Nominating and Corporate Governance Committee, in the exercise of its judgment, has found to be well-qualified and willing and available to serve. In determining whether a prospective member is qualified to serve, the Nominating and Corporate Governance Committee will consider the factors listed above.

Board Oversight of Risk Management

        One of the key functions of the Board is informed oversight of our risk management process. The Board administers this oversight function directly, with support from its three standing committees, the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, each of which addresses risks specific to their respective areas of oversight as follows:

  •
  Audit Committee:  The Audit Committee has the responsibility to consider and discuss our major financial risk exposures, including cybersecurity risk exposures, and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also will monitor compliance with legal and regulatory requirements and oversee the performance of our internal audit function.

  •
  Compensation Committee:  The Compensation Committee assesses and monitors compensation policies to ensure that such practices are designed to balance risk and reward in relation to the Company's overall business strategy and do not encourage excessive risk-taking.

  •
  Nominating and Corporate Governance Committee:  The Nominating and Corporate Governance Committee monitors the general operations of the Board and the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct.

        The Board and its standing committees also hear reports from the members of management responsible for the matters considered in order to enable the Board and each committee to understand and discuss risk identification and risk management.

        The Board believes that the composition of its committees, and the distribution of the particular expertise of each committee's members, makes this an appropriate structure to monitor effectively the risks discussed above.

Corporate Governance Guidelines

        The Board has adopted a set of governance guidelines, the QTS Realty Trust, Inc. Corporate Governance Guidelines, which reflect the Board's commitment to monitoring the effectiveness of decision-making at the Board and management level and ensuring adherence to good corporate governance principles, all with the goal of enhancing stockholder value over the long term. The Corporate Governance Guidelines address, among other things:

  •
  the responsibilities and qualifications of directors, including director independence;

  •
  the functioning of the Board;

  •
  the responsibilities, composition and functioning of the Board committees;

  •
  the appointment and role of the lead independent director;

  •
  principles of director compensation; and

  •
  management succession and review.

        A copy of the Corporate Governance Guidelines is available on our website at www.qtsdatacenters.com.

Code of Business Conduct and Ethics

        Our Code of Business Conduct and Ethics applies to directors, officers and employees. Among other matters, the code is intended to deter wrongdoing and promote:

  •
  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

  •
  compliance with applicable governmental laws, rules and regulations;

  •
  prompt internal reporting of violations of the code to appropriate persons identified in the code; and

  •
  accountability for adherence to the code.

        Only the Nominating and Corporate Governance Committee (or another committee of the Board or a majority of our independent directors of the Board) is able to approve any waiver of the Code of Business Conduct and Ethics for our executive officers or directors, and any such waiver shall be promptly disclosed as required by law or NYSE regulations.

        A copy of the Code of Business Conduct and Ethics is available on our website at www.qtsdatacenters.com. We intend to disclose any changes in or waivers from the Code of Business Conduct and Ethics by posting such information on our website.

Compensation of Directors

        The Board adopted a non-employee director compensation policy. In accordance with the policy, on an annual basis, each non-employee director receives a grant of securities of the Company with a value of $125,000, which vests on the first anniversary of the grant date, and a cash retainer of $75,000 for services as a director. The lead independent director receives an additional cash retainer of $50,000. Each member of the Audit Committee and Compensation Committee receives an additional $10,000 cash retainer and each member of the Nominating and Corporate Governance Committee receives an additional $7,500 cash retainer, except for the chairs of such committees. The chair of the Audit Committee receives an additional $25,000 cash retainer, the chair of the Compensation Committee receives an additional $20,000 cash retainer, and the chair of the Nominating and Corporate Governance Committee receives an additional cash retainer of $15,000. Each non-employee director is entitled (i) to elect to receive his or her annual cash retainers (for board and committee memberships) in securities of the Company, and (ii) to elect whether and to what extent the securities granted (whether as part of the annual grant or in lieu of cash retainers) will be shares of restricted stock or options to purchase our Class A common stock. Directors who are employees of the Company or its subsidiaries will not receive compensation for their services as directors. All directors are reimbursed for their out-of-pocket expenses incurred in connection with the performance of Board duties.

        In November 2018, the Board modified the director compensation policy to (i) increase the annual equity award component of director compensation from $125,000 to $160,000, (ii) increase the additional cash retainer for each member of the Audit Committee (other than the chair) from $10,000 to $15,000; (iii) specify that all equity compensation paid to non-employee directors will be paid 50% in stock options and 50% in shares of restricted stock, (iv) place a cap of $750,000 on the amount of compensation a director may receive in any calendar year and (v) increase the additional cash retainer for the lead independent director from $50,000 to $75,000. These changes were effective as of January 1, 2019.

        In 2017, the Board also adopted a Director Deferred Compensation Plan pursuant to which, effective with calendar year 2018 and until such plan is terminated, directors are given an opportunity to (i) elect whether to defer all or some portion of their annual grant of securities (other than stock options), (ii) elect whether to receive their annual cash and committee retainers in the form of securities of the Company, and (iii) elect whether to defer receipt of all or some portion of the securities elected to be received in lieu of the cash retainer (for board and committee memberships) (other than stock options). In accordance with Section 409A ("Section 409A") of the Internal Revenue Code of 1986, as amended, elections to defer the receipt of cash or securities must be made by the end of the calendar year prior to the year such cash or securities would otherwise have been paid or granted. Any amounts deferred can be paid, upon the director's election in accordance with the terms of Section 409A, (i) within 30 days of their departure from the board, (ii) within 30 days of June 30th of the year following the year in which the deferral was made, or (iii) the earlier of (i) and (ii).

        In 2018, with the exception of Mr. Barter, each non-employee director chose to receive his or her annual cash retainer (for board and committee memberships) in the form of shares of restricted stock and options to purchase our Class A common stock. Mr. Barter elected to receive his cash retainer for his services as a director in cash. Thus, on March 7, 2018, Mr. Barter received a grant of options to purchase 5,626 shares of Class A common stock and 2,755 shares of restricted stock, Mr. Grabe received a grant of options to purchase 9,901 shares of Class A common stock and 4,849 shares of restricted stock, Ms. Kinney received a grant of options to purchase 10,126 shares of Class A common stock and 4,959 shares of restricted stock, each of Messrs. Marino and Miller received a grant of options to purchase 9,789 shares of Class A common stock and 4,794 shares of restricted stock, Mr. Trahanas received a grant of options to purchase 11,702 shares of Class A common stock and 5,730 shares of restricted stock, and Mr. Westhead received a grant of options to purchase 10,239 shares of Class A common stock and 5,014 shares of restricted stock, all of which vested on the first anniversary of the grant date. Each of the directors, except Mr. Barter, elected to defer the receipt of shares of restricted stock pursuant to the Director Deferred Compensation Plan. In addition, on October 1, 2018 Mr. Rawashdeh received a grant of options to purchase 1,532 shares of Class A common stock and 876 shares of restricted stock, all of which vest on the first anniversary of the grant date.

        The following table presents information regarding the compensation paid during 2018 to non-employee directors who served on the Board during the year. Mr. Williams does not receive any compensation for his service as a member of the Board. The compensation paid to Mr. Williams is presented below under "Executive Compensation" in the table titled "2018 Summary Compensation Table" and the related explanatory tables.

Name	Fees Earned or Paid in Cash	Stock Awards		Option Awards		Total
John W. Barter	$100,000	$93,753	(1)	$31,251	(2)	$225,004
William O. Grabe	$—	$165,011	(1)	$54,998	(2)	$220,009
Catherine R. Kinney	$—	$168,755	(1)	$56,248	(2)	$225,003
Peter A. Marino	$—	$163,140	(1)	$54,376	(2)	$217,516
Scott D. Miller	$—	$163,140	(1)	$54,376	(2)	$217,516
Mazen Rawashdeh	$—	$37,502	(3)	$12,496	(4)	$49,998
Philip P. Trahanas	$—	$194,992	(1)	$65,003	(2)	$259,995
Stephen E. Westhead	$—	$170,626	(1)	$56,876	(2)	$227,502

(1)
Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of the shares of restricted stock issued on March 7, 2018. All of the restricted stock vested in full on March 6, 2019. The aggregate grant date value of these restricted stock grants was calculated by multiplying the closing grant date price of $34.03 by the number of shares of restricted stock granted.

(2)
Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of the options to purchase shares of Class A common stock issued on March 7, 2018. All of the options vested in full on March 6, 2019. The assumptions used to calculate these amounts are described in Note 10—"Partners' Capital, Equity and Incentive Compensation Plans" to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

(3)
Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of the shares of restricted stock issued on October 1, 2018. All of the restricted stock will vest in full on September 30, 2019. The aggregate grant date value of these restricted stock grants was calculated by multiplying the closing grant date price of $42.81 by the number of shares of restricted stock granted.

(4)
Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of the options to purchase shares of Class A common stock issued on October 1, 2018. All of the options will vest in full on September 30, 2019. The assumptions used to calculate these amounts are described in Note 10—"Partners' Capital, Equity and Incentive Compensation Plans" to our

  consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

        The following table presents the number of outstanding stock awards, stock option awards and awards of Class O LTIP units in QualityTech, LP, our Operating Partnership, held by each of our non-employee directors as of December 31, 2018.

Name	Stock Awards Outstanding as of December 31, 2018(1)	Class O LTIP Unit Awards Outstanding as of December 31, 2018(2)	Stock Option Awards Outstanding as of December 31, 2018
John W. Barter	2,755	—	90,348	(3)
William O. Grabe	4,849	—	98,956	(4)
Catherine R. Kinney	4,959	—	76,609	(5)
Peter A. Marino	4,794	—	103,440	(6)
Scott D. Miller	4,794	9,748	74,455	(7)
Mazen Rawashdeh	876	—	1,532	(8)
Philip P. Trahanas	5,730	35,000	118,530	(9)
Stephen E. Westhead	5,014	—	37,593	(10)

(1)
Represents shares of restricted stock granted on March 7, 2018, or, in the case of Mr. Rawashdeh, October 1, 2018, each of which vests on the first anniversary of the grant date. Certain non-employee directors elected to defer receipt of their restricted stock pursuant to the Director Deferred Compensation Plan, as follows: Mr. Grabe—4,849 shares; Ms. Kinney—4,959 shares; Mr. Marino—4,794 shares; Mr. Miller—4,794 shares; Mr. Trahanas—5,730 shares; and Mr. Westhead—5,014 shares.

(2)
Represents Class O LTIP Units that, as of December 31, 2018, were fully vested. Each vested Class O LTIP unit may be converted into a number of OP units equal to (i) (x) the excess of the then-capital account per OP unit over (y) the capital account per OP unit on the date of issuance of the Class O LTIP unit being converted, divided by (ii) the then-capital account per OP unit. See "Compensation of Executive Officers—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Equity Incentive Plans—Vesting and Change in Control—LTIP Units" for a description of the Class O LTIP units.

(3)
5,626 of these options were granted on March 7, 2018 and vested in full on March 6, 2019. The remainder of these options were granted prior to 2018 and vested in full before December 31, 2018.

(4)
9,901 of these options were granted on March 7, 2018 and vested in full on March 6, 2019. The remainder of these options were granted prior to 2018 and vested in full before December 31, 2018.

(5)
10,126 of these options were granted on March 7, 2018 and vested in full on March 6, 2019. The remainder of these options were granted prior to 2018 and vested in full before December 31, 2018.

(6)
9,789 of these options were granted on March 7, 2018 and vested in full on March 6, 2019. The remainder of these options were granted prior to 2018 and vested in full before December 31, 2018.

(7)
9,789 of these options were granted on March 7, 2018 and vested in full on March 6, 2019. The remainder of these options were granted prior to 2018 and vested in full before December 31, 2018.

(8)
These options were granted on October 1, 2018 and vest in full on September 30, 2019.

(9)
11,702 of these options were granted on March 7, 2018 and vested in full on March 6, 2019. The remainder of these options were granted prior to 2018 and vested in full before December 31, 2018.

(10)
10,239 of these options were granted on March 7, 2018 and vested in full on March 6, 2019. The remainder of these options were granted prior to 2018 and vested in full before December 31, 2018.

Certain Company Policies

Stock Ownership Guidelines

        We believe that equity ownership by our directors and officers can help align their interests with our stockholders' interests. To that end, we have adopted formal share ownership guidelines applicable to all of our directors and named executive officers. On an annual basis, we evaluate the ownership status of the directors and named executive officers.

        Our Chief Executive Officer is required to own securities of the Company equal in value to at least five times his or her base salary. Each of our other named executive officers is required to own securities of the Company equal to at least three times his or her base salary. Our Chief Executive Officer and other named executive officers must comply with the ownership requirement within five years of being so named.

        Our stock ownership guidelines with respect to our directors require stock ownership by our directors of five times the annual base cash retainer. Directors must comply with the ownership requirement within five years of becoming a member of the Board and are required to hold shares at this level while serving as a director.

        The Nominating and Corporate Governance Committee may waive the stock ownership requirements in the event of financial hardship or other good cause.

Hedging and Pledging of Company Securities

        Our Insider Trading Policy prohibits our directors and employees, including our named executive officers, from engaging in the following transactions: (i) trading in call or put options involving our securities and other derivative securities; (ii) engaging in short sales of our securities; (iii) holding our securities in a margin account; and (iv) pledging our securities to secure margins or other loans, subject to limited exceptions.

Board and Committee Self-Evaluation

        The Board Self-Evaluation Policy was adopted in 2015 to establish and follow best practices in board governance and oversight. Pursuant to the policy, each year the chair of the Nominating and Corporate Governance Committee will initiate the self-evaluation process by having detailed questionnaires distributed to each member of the Board soliciting input on matters such as board structure and composition, committee structure, board and committee meeting conduct, board support, education and compensation and overall board performance. Results of the questionnaires will be tabulated and analyzed at one of the Board's regularly scheduled meetings. After discussing the results of the questionnaires, if the Board determines that changes in its governance practices and polices need to be made, management and the Nominating and Corporate Governance Committee will work with the Board to implement the necessary changes.

Policy on Personal Loans to Directors and Executive Officers

        Our Policy on Personal Loans to Directors and Executive Officers was adopted in 2015 to help ensure our compliance with Section 402 of the Sarbanes-Oxley Act of 2002, which prohibits companies with securities registered in the United States or that are required to file reports with the SEC from extending, arranging or renewing personal loans to or for directors or executive officers. Our policy prohibits the Company or any company affiliated with the Company from, directly or indirectly, extending or maintaining credit, arranging for the extension of credit, or renewing an extension of credit in the form of a personal loan to or for any director or "executive officer" (as that term is defined in Rule 3b-7 under the Exchange Act) of the Company, or to any immediate family members of such director or executive officer.

Clawback Policy

        Our Executive Compensation Recovery Policy was adopted in 2015. Pursuant to this policy, in the event of a restatement of the Company's financial results (other than a restatement caused by a change in applicable accounting rules or interpretations), the result of which is that any cash or equity performance-based compensation paid to our Chief Executive Officer and Chief Financial Officer would have been a lower amount had it been calculated based on such restated results, a committee consisting of the non-management members of the Board (the "Independent Director Committee") shall review such performance-based compensation. If the Independent Director Committee determines that our Chief Executive Officer or Chief Financial Officer engaged in fraud or intentional illegal conduct which materially contributed to the need for a restatement, the committee may seek to recover from the executive the after-tax portion of the difference between the performance-based compensation actually paid and the amount that would have been paid had the performance-based compensation been calculated based on the restated financial statements for the three-year period prior to the restatement.

Communications with the Board

        Stockholders and other interested parties may communicate with the Board either by sending written correspondence to the "Lead Director" c/o the Chief Financial Officer of QTS Realty Trust, Inc., 12851 Foster Street, Overland Park, Kansas 66213, who will then directly forward such correspondence to the lead independent director, or by e-mailing directly to the lead independent director at leaddirector@qtsdatacenters.com. The lead independent director will decide what action should be taken with respect to the communication, including whether such communication should be reported to the full Board.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee are Catherine R. Kinney (chair), Peter A. Marino and Philip P. Trahanas. From January 1, 2018 to July 2, 2018, the members of the Compensation Committee were William O. Grabe (chair), Catherine R. Kinney, Phillip P. Trahanas and Stephen E. Westhead. Each director who served as a member of the Compensation Committee during 2018 is an independent director. No member of the Compensation Committee is or ever has been an officer or employee of the Company, and no member of the Compensation Committee had any relationships during 2018 requiring disclosure by us under the SEC's rules requiring disclosure of certain relationships and related-party transactions. No executive officer serves as a member of a board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of the Board or Compensation Committee. Accordingly, during 2018 there were no interlocks with other companies within the meaning of the SEC's proxy rules.

EXECUTIVE OFFICERS

        The following table sets forth certain information regarding our executive officers.

Name	Position With the Company	Age as of the Annual Meeting
Chad L. Williams	Chairman, President and Chief Executive Officer	48
Jeffrey H. Berson	Chief Financial Officer	50
Shirley E. Goza	Vice President, Secretary and General Counsel	62
Jon D. Greaves	Chief Technology Officer	47
Steven C. Bloom	Chief People Officer	55
David S. Robey	Chief Operating Officer	51

Biographies

        Please see "Proposal One: Election of Directors—Nominees for Election as Directors" starting on page 8 for information regarding Chad L. Williams.

        Jeffrey H. Berson has served as our Chief Financial Officer since April 2017. Previously, he served as our Chief Investment Officer from our initial public offering in October 2013 to April 2017 and as the Chief Investment Officer of our predecessor from August 2013 to our initial public offering. Mr. Berson has more than 17 years of experience in investment banking covering data center companies and the technology and telecommunications sectors. Prior to joining our predecessor, Mr. Berson was a Managing Director at UBS AG, an international investment bank, from 2011 to 2013, a Managing Director at Oppenheimer and Co. Inc., an international investment bank, from 2009 to 2011, and a Managing Director at Barclays Capital, an international investment bank, from 2007 to 2009. Prior to 2007, Mr. Berson spent over 11 years at Canadian Imperial Bank of Commerce in the Investment Banking Department. Mr. Berson earned a Bachelor of Arts degree from the University of Pennsylvania, a Bachelor of Science degree from the Wharton School of the University of Pennsylvania and a Master of Business Administration from the University of Chicago.

        Shirley E. Goza has served as our Vice President, Secretary and General Counsel since our initial public offering in October 2013. Previously, she served as the General Counsel of our predecessor from 2006 to our initial public offering. Ms. Goza has more than 37 years of experience as a practicing attorney and law professor. Prior to joining our predecessor, Ms. Goza co-owned and operated Focus Trial and Settlement Solutions, a company that provided litigation services and facilitated mock trials for trial attorneys, and served as managing partner from 2004 to 2006. Ms. Goza previously was a partner with the law firm Shook, Hardy & Bacon from 2000 to 2004 and was Of Counsel at Spencer Fane Britt & Browne LLP from 1982 to 1990. Ms. Goza taught on the faculty at the University of Missouri, Kansas City School of Law from 1990 through 1997 and was a visiting faculty member at the University of Kansas in 1996. Ms. Goza earned a Bachelor of Arts degree in English and psychology from Pittsburg State University and a Juris Doctorate from the University of Kansas.

        Jon D. Greaves has served as our Chief Technology Officer since April 2016 and prior to that he served as our Chief Innovation Officer since August 2015. From 2008 until joining the Company in June 2015 in connection with the Company's acquisition of Carpathia Hosting, Inc., Mr. Greaves served as the Chief Scientist and Chief Information Security Officer at Carpathia, a managed services and cloud company. Mr. Greaves is a recognized leader in the information technology services industry, with a particular focus on managed services, security and privacy, and he has received 7 U.S. patents for his research. Prior to joining Carpathia in 2008, Mr. Greaves served as a Distinguished Engineer and Chief Technology Officer at Sun Microsystems since 2005, and prior to that, Mr. Greaves held positions at SevenSpace, BT North America, Concert, MCI and British Telecom research labs.

        Steven C. Bloom has served as our Chief People Officer since August 2016. Mr. Bloom has over 27 years of human resources experience with global organizations such as PepsiCo, Medco and Citibank. From 2014 to 2016, Mr. Bloom performed research and consulting work for a number of clients focusing primarily on wellbeing at work through a University of Notre Dame-based research project. Mr. Bloom served as SVP of Human Resources for ProBuild, a multi-billion dollar construction supply company with 11,000 employees from 2012 to 2014. In this role, Bloom served as chief human resources officer with full responsibility for all aspects of people management included talent acquisition, compensation and benefits, talent development, labor and employee relations, and corporate communications. He served as the VP of HR for Medco Health Solutions from 2002 to 2012, and VP of HR for Excite@Home, Inc. from 2000 to 2002. Bloom holds a BGS in Psychology from the University of Kansas and a Master of Business Administration from Vanderbilt University.

        David S. Robey has served as our Chief Operating Officer since February 2018. Previously, he served as our Vice President of Facilities in the Northeast region from our initial public offering in October 2013 until February 2018 and as the Vice President of Facilities of our predecessor from March 2011 to our initial public offering. Mr. Robey also led our property development, hyperscale sales engineering and property engineering for the four months prior to his appointment as Chief Operating Officer. Mr. Robey joined the Company in 2010 as part of the acquisition of our mega data center in Richmond. Prior to joining our predecessor in 2010, Mr. Robey held various leadership positions at Infineon/Qimonda, a semiconductor manufacturer, from 2001 to 2010 and has nearly 26 years of mission critical operations and facilities experience. In his last position at Infineon/Qimonda, Mr. Robey was the Vice President & Managing Director of Infineon/Qimonda's 210-acre technology campus in Richmond, Virginia where he was responsible for Operations, Human Resources, Finance, Purchasing, Facilities and Information Technology. Mr. Robey earned a Bachelor of Science degree in physics from Missouri State University.

 COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis describes the compensation program for our named executive officers. During 2018, these individuals, and their respective positions, were:

  •
  Chad L. Williams, our Chairman, President and Chief Executive Officer (our "CEO");

  •
  Jeffrey H. Berson, our Chief Financial Officer (our "CFO");

  •
  Shirley E. Goza, our Vice President, Secretary and General Counsel;

  •
  Jon D. Greaves, our Chief Technology Officer; and

  •
  Steve C. Bloom, our Chief People Officer.

        This Compensation Discussion and Analysis describes the material elements of our executive compensation program during 2018. It also provides an overview of our executive compensation philosophy and objectives. Finally, the Compensation Discussion and Analysis describes important changes made to the executive compensation programs and analyzes how and why the Compensation Committee arrived at the specific compensation decisions for our executive officers, including our named executive officers, for 2018 and 2019, including the key factors that the Compensation Committee considered in determining their compensation.

Who We Are

        We are a leading provider of data center solutions to the world's largest and most sophisticated hyperscale technology companies, enterprises and government agencies. Through our technology-enabled platform, delivered across mega scale data center infrastructure, we offer a comprehensive portfolio of secure and compliant information technology ("IT") solutions. Our data centers are facilities that power and support our customers' IT infrastructure equipment and provide seamless access and connectivity to a range of communications and IT services providers. Across our broad footprint of strategically located data centers, we provide flexible, scalable, and secure IT solutions including data center space, power and cooling, connectivity and value-add managed services for more than 1,100 customers in the financial services, healthcare, retail, government, and technology industries. We build out our data center facilities to accommodate both multi-tenant environments (hybrid colocation) and for executed leases that require significant amounts of space and power (hyperscale), depending on the needs of each facility at that time. We believe that we own and operate one of the largest portfolios of multi-tenant data centers in the United States, as measured by gross square footage, and have the capacity to nearly double our sellable data center raised floor space without constructing or acquiring any new buildings. In addition, we own more than 650 acres of land that is available at our existing data center properties that provides us with the opportunity to significantly expand our capacity to further support future demand from current and new potential customers.

        We operate a portfolio of 25 data centers located throughout the United States, Canada, Europe and Asia. Within the United States, our data centers are concentrated in the markets which we believe offer the highest growth opportunities. Our data centers are highly specialized, mission-critical facilities utilized by our customers to store, power and cool the server, storage, and networking equipment that support their most critical business systems and processes. We believe that our data centers are best-in-class and engineered to adhere to the highest specifications commercially available to customers, providing fully redundant, high-density power and cooling sufficient to meet the needs of the largest companies and organizations in the world. We have demonstrated a strong operating track record of "five-nines" (99.999%) reliability since QTS' inception.

        On February 20, 2018, we commenced a strategic growth plan (the "Strategic Growth Plan") focused on realigning our product offerings around our hyperscale and hybrid colocation products while narrowing the scope of cloud and managed services products we deliver and support directly. During 2018, we successfully completed the implementation of our Strategic Growth Plan which resulted in a meaningful acceleration in our hyperscale and hybrid colocation revenue and leasing performance, enhanced overall profitability in our business and a significant improvement in the overall predictability of our business performance as measured by customer churn.

Response to Stockholder Advisory Vote and Stockholder Feedback

        At our 2018 Annual Meeting of Stockholders, approximately 60% of the votes cast on the stockholder advisory proposal to approve the compensation of our named executive officers (commonly known as a "Say-on-Pay" vote) were voted in favor of their 2017 compensation. While this represented majority support of the proposal, the Board of Directors recognized that these results were less than satisfactory, particularly in light of the fact that approximately 98% of the votes cast on our 2017 Say-on-Pay proposal were voted in favor of our named executive officers' compensation and approximately 92% of the votes cast on our initial Say-on-Pay proposal in 2016 were voted in favor of our named executive officers' compensation.

        The Board views the Say-on-Pay vote as an opportunity to receive feedback from our stockholders about our executive compensation program. As a result, and in recognition of the need to better understand the views of our stockholders on our executive compensation program, the Board of Directors actively sought feedback on what motivated their votes and what actions we could take to address any concerns about our executive compensation program.

        The Company's executives and members of the Board of Directors engaged in extensive stockholder outreach leading up to and following our 2018 Annual Meeting of Stockholders. Led by our lead independent director, Phil Trahanas, and additional members of the Compensation Committee, we reached out to more than 80% of our top 25 stockholders (representing approximately 65% of our outstanding Class A common stock) to update them on our Strategic Growth Plan, to request their feedback on our overall corporate governance policies and approach to executive compensation, and to discuss their views and concerns.

        We held either in-person or telephonic meetings with each of these stockholders. Mr. Trahanas was present during the vast majority of these meetings, and frequently was joined by Catherine Kinney, a member of the Compensation Committee, our CFO and our Vice President of Finance. Where applicable, representatives of the stockholders' proxy/ESG team also were present during these meetings. Subsequently, in July 2018 Ms. Kinney was appointed Chair of the Compensation Committee. During these meetings, it was our practice to offer stockholders an executive session meeting with Board members only, in the event stockholders wanted a private dialogue without management present.

        The Board of Directors and executive team maintained continued dialogue with the Company's top stockholders over the course of 2018, speaking with many of them multiple times. During these meetings, the Company discussed its progress in executing on our Strategic Growth Plan and provided an update on key governance initiatives that were implemented during the year. This included discussions regarding our plans for restructuring our executive compensation program and their views and opinions on pay-related matters.

        During these meetings with stockholders, we received strong support for our Strategic Growth Plan, competitive positioning, and capital allocation track record. However, we also learned of several areas of concern regarding overall corporate governance policies, which we have addressed in the sections titled "Corporate Governance and Board Matters—Recent Corporate Governance Changes" and "Certain Relationships and Related Party Transactions—Business with Williams Family Companies." As discussed in those sections, the Board of Directors has taken direct action with regard to each of those matters. In addition, we learned of several areas of concern regarding our executive compensation program. This feedback that we received from our top stockholders was critical input in our approach to restructuring our executive compensation framework. We look forward to continuing to maintain a consistent dialogue with our top stockholders to receive important feedback regarding our broader corporate governance policies.

        Below is a summary of our deliberate, responsive action to the feedback we received from our meetings with stockholders regarding our executive compensation program.

What We Heard	How We Responded	Outcome
1. We need to refresh, update and modernize our approach to executive compensation practices	Hired a new compensation consultant—Compensia, a national compensation consulting firm with particular expertise in the technology industry—to evaluate and make recommendations regarding our executive compensation practices	Executive compensation practices that better align with industry best practices, implementing performance-based elements that use specific, objective performance metrics, reducing the amount of time-based elements and eliminating the use of stock options for our executives.
2. We need to more closely align executive compensation with performance	Introduced a new performance-based long-term incentive compensation plan for our 2019 executive compensation program
Executive compensation program that is more clearly tied to business outcomes and stockholder value creation through the use of equity that vests based on the achievement of specified Operating Funds From Operations and relative TSR targets, with 50% (60% for our CEO) of the value of our long-term incentive grants now consisting of performance-based awards, compared with 0% in prior years.
3. We need to reevaluate the appropriateness of our compensation peer group	Established a new compensation peer group by considering various financial and statistical metrics, as well as a more customized industry selection
Executive compensation practices that are aligned with a more appropriate compensation peer group reflecting our relative size and market positioning, and reflecting the industries in which we compete for executive talent.
4. We need to refresh the Board Compensation Committee	Appointed new Chair of Compensation Committee and reconstituted the membership of the Compensation Committee. Two former members left the Committee and one new member joined the Committee
Fresh approach and perspective on our executive compensation program leading to a significant restructuring of the Company's compensation philosophy, compensation peer group, and structure of the LTI programs.

What We Heard	How We Responded	Outcome
5. We need to rethink use of stock options and reduce the use of RSUs.	Eliminated the use of stock options for executive compensation. Reduced the amount of RSUs used for executive compensation.	Enhanced focus on long-term incentive compensation opportunities with performance-based equity awards. Stock options formerly represented approximately 25% of annual executive equity and now represent 0%, while RSUs have been reduced from approximately 75% of annual executive equity targets to 40% for the CEO and 50% for other executive officers.

        In June 2018, the Compensation Committee changed compensation consultants, engaging Compensia, a national compensation consulting firm, with specific technology industry expertise, to assist with a comprehensive restructuring of our executive compensation program and to help it better understand the expectations of the major proxy advisory firms as well as current executive compensation market practices. The Compensation Committee also carefully considered the reasons for the unfavorable vote recommendation of Glass Lewis & Co., LLC with respect to our 2018 Say-on-Pay proposal, as well as the analysis of our executive compensation program prepared by Institutional Shareholder Services, Inc. and the concerns expressed by our major stockholders prior to our 2018 Annual Meeting of Stockholders. In July 2018, Catherine Kinney was appointed Chair of the Compensation Committee and the committee's membership was reconstituted to include Ms. Kinney, Mr. Trahanas and Mr. Marino.

        In response to these actions, as well as the analysis and recommendations of Compensia, the Compensation Committee undertook an exhaustive process in the third and fourth quarters of 2018 to review and restructure our executive compensation structure and redesign our long-term incentive compensation program for our executive officers for 2019 as follows:

  •
  Introduced Performance-Based FFO Unit Awards—The Compensation Committee approved the grant of performance-based restricted share unit awards, which may be earned based on our Operating Funds From Operations ("OFFO") per diluted share measured over a two-year performance period ending December 31, 2020 ("Performance-Based FFO Units"), with two-thirds of the earned shares of our Class A common stock vesting at the end of the performance period and the remaining one-third of the shares vesting at the end of three years from the award grant date. The number of shares of our Class A common stock subject to the awards will be earned from 0% to 200% of the target award based on actual performance over the performance period, with the number of shares to be determined based on a straight-line interpolation basis between threshold and target and target and maximum performance.

  •
  Introduced Performance-Based Relative TSR Unit Awards—The Compensation Committee approved the grant of performance-based restricted share unit awards, which may be earned based on our total stockholder return ("TSR") as compared to the MSCI U.S. REIT Index (the "Index") over a three-year performance period ending December 31, 2021 (the "Performance-Based Relative TSR Units"). The number of shares of our Class A common stock subject to the awards will be earned from 0% to 200% of the target award based on our TSR compared to the Index as follows:

	TSR Percentage Points Compared to Index	Target Units Earned
Maximum	Equal or greater than +50 points	200%
Target	Matching Index	100%
Threshold	–50 points	50%
Below	< –50 points	0%

    In addition, award payouts:

    •
    Will be determined on a straight-line interpolation basis between threshold and target and target and maximum performance; and

    •
    Will be capped at the target performance level if our TSR is negative.

  •
  Reduced award value mix of time-based restricted stock awards—In connection with the introduction of the performance-based equity award vehicles described above, the Compensation Committee has reduced the mix of time-based equity awards granted to our executive officers in the form of restricted stock awards from 75% to 40% of the aggregate award value for our CEO and from 75% to 50% of the aggregate award value for our other executive officers, including our other named executive officers who are currently employed by us.

  •
  Eliminated the use of stock options for executive compensation—Also in connection with the introduction of the performance-based equity award vehicles described above, the Compensation Committee eliminated the use of stock option grants to our executive officers, including our named executive officers.

        As re-designed, our 2019 executive compensation program consists of three long-term incentive compensation vehicles (Performance-Based FFO Units, Performance-Based Relative TSR Units, and restricted stock awards) and one short-term incentive (cash award). This mix of awards strengthens long-term stockholder value and encourages our executive officers to focus on meeting the specific performance objectives established by the Compensation Committee.

Compensation Element	Award Type	Description

Performance-Based FFO Units (25%) (30% for CEO)

•

Represents right to receive one share of Class A common stock upon absolute achievement of pre-established financial performance objectives

•

Multi-year performance period with full award not earned and vested until the end of three years

•

Incentivize achievement of corporate performance goals over a sustained period in order to build stockholder value

Target Long-Term Incentive	Performance-Based Relative TSR Units (25%) (30% for CEO)

•

Represents right to receive one share of Class A common stock upon relative TSR performance

•

Multi-year performance period with award not earned and vested until the end of three-year performance period

•

Incentivize stock price growth over a sustained period in order to build stockholder value

Restricted Stock (50%) (40% of CEO)

•

Subject to vesting over three years based on continued service

•

Final value depends on change in stock price over vesting period

•

Aligns executive officer wealth creation with stockholder wealth creation

Target Short-Term Incentive (Annual Cash Bonus)

•

Target award opportunity and performance objectives are set in the first quarter of each year

•

The performance objectives are enterprise-wide goals that require a team-oriented approach to achieving our operating plan for the year and primarily focus on revenue, bookings, return on invested capital, operating funds from operation per share, and earnings before interest, taxes, depreciation, and amortization

•

Percentage earned is determined after the end of the year based on the achievement of performance objectives

•

Payout is subject to adjustment based on the Compensation Committee's judgment of management's performance

        We value the opinions of our stockholders on corporate governance and executive compensation matters. Going forward, we intend to continue to carefully consider the views and concerns of our stockholders regarding our executive compensation program. Our stockholders are invited to express their views to the Compensation Committee as described under "Corporate Governance and Board Matters—Communications with the Board" in this Proxy Statement. We also intend to engage in dialogue with our major stockholders throughout the year about various topics, including executive compensation.

2018 Business Highlights

        During 2018, we made significant progress on completing our Strategic Growth Plan, such that our primary business now consists of our hyperscale and hybrid colocation businesses, along with technology and services from our cloud and managed services business that support hyperscale and hybrid colocation customers (the "Core" business). These businesses delivered solid performance for the year, as reflected by the following performance results:

  •
  We successfully completed our Strategic Growth Plan.

  •
  We delivered the highest level of overall leasing volume in our history.

  •
  We ended 2018 with a near record backlog of signed, but not yet commenced annualized revenue of approximately $63 million, which provides enhanced visibility into future growth.

  •
  We opened our newest 450,000 square foot mega data center in Ashburn, VA in under 10 months of construction, representing world-class speed and execution.

  •
  We achieved the 9th consecutive year of 99.999% or greater facility uptime performance.

  •
  For the third consecutive year, we have led the data industry in customer satisfaction as measured by Net Promoter Score (NPS).

        Most importantly, we believe that, as we come out of our Strategic Growth Plan, we have positioned ourselves to continue to strengthen our position as a leader in the areas of secure, compliant data center solutions, hybrid cloud, and fully managed services.

2018 Executive Compensation Highlights

        Based on our overall operating environment and the results described above, the Compensation Committee took the following key actions with respect to the compensation of our named executive officers for fiscal year 2018, with the bonus payable and equity granted in March 2019:

  •
  Base Salary—During 2018, maintained annual base salaries at their 2017 levels, including an annual base salary of $720,000 for our CEO, except for Mr. Berson's annual base salary which was increased from $350,000 to $375,000, effective January 1, 2018.

  •
  Annual Incentive Bonus Opportunities—For 2018, maintained target annual incentive bonus opportunities at 125% of the annual base salary for our CEO and in amounts ranging from 50% to 100% of annual base salaries for our other named executive officers who are currently employed by us.

  •
  Annual Incentive Bonuses—Following the end of the fiscal year, approved annual incentive bonuses ranging from 90% to 135% of their target annual incentive bonus opportunities, including an annual incentive bonus for our CEO in the amount of $810,000, equal to 90% of his target annual incentive bonus opportunity.

  •
  Long-Term Incentive Compensation—Following the end of the fiscal year, granted long-term incentive compensation opportunities in the form of Performance-Based FFO Units that may be settled for shares of our Class A common stock, Performance-Based Relative TSR Units that may be settled for shares of our Class A common stock, and shares of restricted Class A common stock subject to time-based vesting, in amounts ranging from target levels of approximately $680,000 to approximately $5.5 million, including Performance-Based FFO Units, Performance-Based Relative TSR Units, and a restricted stock award for our CEO with an aggregate target value of approximately $5.5 million.

Executive Compensation Philosophy

        The primary objective of our executive compensation program is to align the interests of our executive officers with those of our stockholders in a way that allows us to attract and retain the best executive talent that can create long-term value for our stockholders. In order to align executive and stockholder interests, we strive to design compensation that has a strong "pay-for-performance" orientation.

        The foundational elements of our executive compensation program that help us achieve our objective include:

  •
  Base Salaries—Central to our ability to attract and retain our executive officers is providing base salaries that are aligned with salaries of other executives in similarly situated roles within the industry and fairly reward them for their value to the organization in successfully performing their respective roles.

  •
  Incentive Compensation—Incentive compensation is an important tool for providing variable, or "at risk," compensation tied to performance. We view it as a means to motivate and reward our executive officers for performance, including the achievement of our financial and operational objectives, individual goals, and value creation for our stockholders. In accordance with our "pay-for-performance" orientation, we deliver a majority of our total executive compensation in the form of incentive compensation consisting of short-term, annual cash incentives, and long-term, equity-based incentives.

        We evaluate our executive compensation program and make pay decisions within the context of a total compensation framework, taking into account executive compensation for executives in similar roles within the industry, in order to ensure our overall compensation objectives are met. In doing so, we recognize the distinct nature of the individual elements of our compensation program, but are mindful of the interrelationship of the various components to the successful execution of our overall pay strategy.

        As described above, we have recently made significant changes to our executive compensation program. We believe that these changes appropriately balance the goals of attracting, motivating, rewarding, and retaining our executive officers with the goal of aligning their interests with those of our stockholders. To ensure these goals are met, a large portion of our executive officers' target annual total direct compensation opportunity for 2019 is both performance-based and "at-risk."

        We are emphasizing this objective through two separate compensation elements:

  •
  First, we are providing the opportunity to participate in our annual cash bonus plan which provides cash payments if executives produce financial, operational and strategic results that meet or exceed the objectives set forth in our annual operating plan.

  •
  In addition, we are granting performance-based equity awards, which comprise 50% of their long-term incentive compensation arrangements, or 60% in the case of our CEO, that reward executives for achieving or exceeding pre-established profitability goals over a multi-year period as well as for driving total stockholder return relative to an established stock price index that most closely resembles the performance of a collection of our peers and competitors.

        These variable pay elements will ensure that a substantial portion of our executive officers' total compensation is contingent (rather than fixed) in nature, with the amounts ultimately payable subject to variability above or below target levels commensurate with our actual performance.

        The pay mix for our CEO and our other named executive officers for 2019 reflect this "pay-for-performance" design:

60% of 2019 Target Total Direct Compensation Is Performance-Based	50% of 2019 Target Total Direct Compensation Is Performance-Based
CEO Pay Mix (Average)	Other NEOs Pay Mix (Average)

        We believe that this design provides balanced incentives for our executive officers to drive financial performance and long-term growth. To ensure that we remain faithful to our compensation philosophy, the Compensation Committee will regularly evaluate the relationship between the reported values of the equity awards granted to our executive officers, the amount of compensation realizable (and, ultimately, realized) from such awards in subsequent years and our total stockholder return over this period.

Executive Compensation Policies and Practices

        We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The Compensation Committee evaluates our executive compensation program on a regular basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation and related policies and practices:

WHAT WE DO		WHAT WE DON'T DO
✓	Maintain an Independent Compensation Committee. The Compensation Committee consists solely of independent directors.	✗	No Executive Retirement Plans. We do not offer pension or other defined benefit plans or arrangements to our executive officers that are different from or in addition to those offered to our other employees
✓

Retain an Independent Compensation Advisor. The Compensation Committee engaged its own compensation advisors to provide information and analysis in connection with its 2018 compensation review, and other advice on executive compensation independent of management.

		✗	Limited Perquisites. We provide limited perquisites or other personal benefits to our executive officers.

WHAT WE DO		WHAT WE DON'T DO
✓

Annual Executive Compensation Review. The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.

✗

No Tax Reimbursements on Perquisites. We do not provide any tax reimbursement payments (including "gross-ups") on any perquisites or other personal benefits, other than related to standard relocation benefits.

✓

Compensation At-Risk. Our executive compensation program is designed so that a significant portion of compensation is "at risk" based on our corporate performance, as well as equity-based, to align the interests of our executive officers and stockholders.

✗

No Special Welfare or Health Benefits. Our executive officers participate in broad-based company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees, except that our named executive officers also participate in an executive disability program.

✓	Stock Ownership Policy. We maintain a stock ownership policy that requires our CEO and other executive officers to maintain a minimum ownership level of our Class A common stock.	✗	No Post-Employment Tax Payment Reimbursements. We do not provide any tax reimbursement payments (including "gross-ups") on any severance or change-in-control payments or benefits.
✓

Compensation Recovery ("Clawback") Policy. In the event of a material restatement of our financial results, our CEO and CFO may be required to forfeit and repay any incentive-based compensation paid to them during the three fiscal years prior to the restatement if they engaged in fraud or intentional illegal conduct that led to the restatement.

✗

No Hedging and Limited Pledging of Our Equity Securities. We prohibit our employees, including our executive officers, and the non-employee members of the Board of Directors from hedging or pledging (subject to limited exceptions) our securities.

✓	Conduct an Annual Stockholder Advisory Vote on NEO Compensation. We conduct an annual stockholder advisory vote on the compensation of our named executive officers.	✗	No Stock Option Re-pricing. Our employee stock plan does not permit options to be repriced to a lower exercise price without the approval of our stockholders.
✓	Succession Planning. We review the risks associated with our key executive officer positions to ensure adequate succession plans are in place.

Governance of Executive Compensation Program

  Role of the Compensation Committee

        The Compensation Committee, which is comprised of independent, non-employee directors, discharges many of the responsibilities of the Board of Directors relating to the compensation of our executive officers, including our named executive officers, and the non-employee members of the Board of Directors. The Compensation Committee has overall responsibility for overseeing our compensation and benefits policies generally, overseeing and evaluating the compensation plans, policies, and practices applicable to our CEO as well as our other executive officers and making all final decisions regarding the compensation of our CEO and our other executive officers. As discussed above, in July 2018, after receiving feedback from our stockholders, Catherine Kinney was appointed Chair of the Compensation Committee and the committee's membership was reconstituted to include Ms. Kinney, Mr. Trahanas and Mr. Marino.

  Compensation-Setting Process

        The Compensation Committee reviews the base salary levels, annual cash bonus opportunities, and long-term incentive compensation opportunities of our executive officers, including our named executive officers, each fiscal year, or more frequently as warranted.

        When formulating its decisions for the amount of each compensation element and approving the target total direct compensation opportunity for our executive officers, the Compensation Committee considers the following factors:

  •
  our performance against the financial and operational objectives established by the Compensation Committee and the Board of Directors;

  •
  each individual executive officer's skills, experience, and qualifications relative to other similarly-situated executives at the companies in our compensation peer group;

  •
  the scope of each executive officer's role compared to other similarly-situated executives at the companies in our compensation peer group;

  •
  the performance of each individual executive officer, based on an assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of a team, all of which reflect our core values;

  •
  compensation parity among our executive officers;

  •
  our financial performance relative to our peers;

  •
  the compensation practices of our compensation peer group and the positioning of each executive officer's compensation in a ranking of peer company compensation levels; and

  •
  the recommendations provided by our CEO with respect to the compensation of our other executive officers.

        These factors provide the framework for compensation decision-making and final decisions regarding the target total direct compensation opportunity for each executive officer.

  Role of Chief Executive Officer

        In discharging its responsibilities, the Compensation Committee works with members of our management, including our CEO, who provide information on corporate and individual performance, and management's perspective on compensation matters. The Compensation Committee solicits and reviews our CEO's recommendations and proposals with respect to adjustments to annual cash compensation, long-term incentive compensation opportunities, program structures, and other compensation-related matters for our other executive officers.

        The Compensation Committee reviews and discusses these recommendations and proposals with our CEO and considers them as one factor in making its decisions for the compensation for our other executive officers, including our named executive officers. The Compensation Committee makes final CEO pay decisions after the CEO recuses himself.

  Role of Compensation Consultant

        The Compensation Committee engages an external compensation consultant to assist it by providing information, analysis, and other advice relating to our executive compensation program and the decisions resulting from its annual executive compensation review. The Compensation Committee has authority to approve the compensation consultant's fees and the terms of its engagement.

        The Compensation Committee engaged Willis Towers Watson, a national compensation consulting firm ("Willis Towers Watson"), as its compensation consultant from January through May 2018 to advise on executive compensation matters, including competitive market pay practices for senior executives, and with the data analysis and selection of the compensation peer group. For 2018, the scope of Willis Towers Watson's engagement included:

  •
  reviewing and providing input on the Compensation Discussion and Analysis section of our proxy statement for our 2018 Annual Meeting of Stockholders;

  •
  reviewing and developing changes to our compensation peer group;

  •
  conducting an assessment of the compensation for our executive officers, including our named executive officers, against competitive market data; and

  •
  providing support on other ad hoc matters throughout the engagement period.

        The Compensation Committee engaged Compensia as its compensation consultant beginning in June 2018. Compensia worked with the Compensation Committee and management to review the then-current compensation peer group, existing executive compensation plans and practices and stockholder criticisms. Based on the research and Compensia's guidance, we revised our 2019 compensation plans to address stockholder concerns and drive Company performance through competitive compensation plans.

        The terms of Willis Towers Watson's and Compensia's engagements include reporting directly to the Compensation Committee chairperson. Willis Towers Watson and Compensia also coordinated with our management for data collection and job matching for our executive officers. Except for a sales commission compensation analysis conducted by Willis Towers Watson, in 2018, neither Willis Towers Watson nor Compensia provided any other services to us.

        The Compensation Committee has evaluated its relationships with Willis Towers Watson and, subsequently, Compensia to ensure that it believes that each such firm is independent from management. This review process included a review of the services that each such compensation consultant provided, the quality of those services, and the fees associated with the services provided during 2018. Based on this review, as well as consideration of the factors affecting independence set forth in the listing standards of the NYSE and the relevant SEC rules, the Compensation Committee has determined that no conflict of interest was raised as a result of the work performed by Willis Towers Watson or Compensia, respectively.

  Competitive Positioning

        For purposes of comparing our executive compensation against the competitive market for 2018, the Compensation Committee reviewed and considered the compensation levels and practices of a group or groups of peer companies. This information is only one of several factors that the Compensation Committee considers, however, in making its decisions with respect to the compensation of our executive officers.

        The initial compensation peer group for 2018, which was developed with the assistance of Willis Towers Watson, was comprised of publicly-traded companies operating in the internet infrastructure sector that were either real estate investment trusts or C corporations representing organizations against which we may compete for executive talent, as well as business opportunities. This compensation peer group consisted of the following companies:

Akamai Technologies, Inc.	Equinix, Inc.
Cogent Communications Holdings, Inc .	GTT Communications, Inc.
CoreSite Realty Corporation	SBA Communications Corporation
CyrusOne, Inc.	Uniti Group, Inc.
Digital Realty Trust, Inc.	Zayo Group Holdings, Inc.

        The Compensation Committee used this compensation peer group in connection with its executive compensation deliberations through May 2018.

        In light of its ongoing discussions with some of our major stockholders during the summer of 2018 and at the direction of the Compensation Committee, Compensia developed a revised compensation peer group in July 2018 to ensure that our subsequent executive compensation decisions were positioned to be competitive with comparable peer companies.

        This updated compensation peer group was based on an evaluation of companies that the Compensation Committee believed were comparable to us, taking into consideration the following factors:

  •
  industry: data center real estate investment trusts, communications infrastructure, or technology with a focus on software for security, connectivity, or unified communications;

  •
  revenues: approximately $150 million to approximately $1.4 billion (0.33x to 3.0x the Company's revenues of approximately $450 million);

  •
  market capitalization: approximately $500 million to approximately $8.0 billion (0.25x to 4.0x the Company's market capitalization of approximately $2.0 billion);

  •
  one-year revenue growth of greater than 10%;

  •
  market capitalization to revenue multiple of generally 3x to 10x; and

  •
  headcount of generally 0.5x to 2.0x the Company's headcount.

        Based on these criteria, the Compensation Committee approved an updated compensation peer group consisting of 20 publicly traded companies as follows:

8x8, Inc.,	Imperva, Inc.
Akamai Technologies, Inc.	Limelight Networks, Inc.
Cogent Communications Holdings, Inc.	Progress Software, Inc.
Commvault Systems, Inc.	Qualys, Inc.
CoreSite Realty Corporation	Rapid7, Inc.
CyrusOne, Inc.	Ribbon Communications, Inc.
Digital Realty Trust, Inc.	SBA Communications, Inc.
Equinix, Inc.	Twilio, Inc.
ForeScout Technologies, Inc.	Uniti, Inc.
GTT Communications, Inc.	Zayo Group, Inc.

        All of the companies from the initial 2018 compensation peer group were carried over to the updated compensation peer group of 20 companies. The change in the composition of our compensation peer group was a result of the changes in the selection criteria described above and the focus on including appropriate software companies in the peer group. The Compensation Committee used this new compensation peer group in connection with its executive compensation deliberations from July 2018 forward.

        The Compensation Committee uses data drawn from our compensation peer group, as well as, during the second half of 2018, Compensia's proprietary database, to evaluate the competitive market when making its decisions with respect to the total direct compensation packages for our executive officers, including base salary, target annual cash bonus opportunities, and long-term incentive compensation opportunities. The Compensation Committee does not benchmark compensation to a specific percentage of the compensation of the comparator companies or otherwise apply a formula or assign the comparator group or groups a relative weight.

        The Compensation Committee reviews our compensation peer group at least annually and makes adjustments to its composition if warranted, taking into account changes in both our business and the businesses of the companies in the peer group.

Individual Compensation Elements

        In 2018, the principal elements of our executive compensation program were base salary, annual cash bonus opportunities, and long-term incentive compensation in the form of equity awards.

  Base Salary

        Base salary represents the fixed portion of the target total direct compensation of our executive officers, including our named executive officers, and is intended to reward them fairly for their value to the organization based on their respective roles and responsibilities.

        When establishing and reviewing base salaries, the Compensation Committee considers each of the factors described in "—Governance of Executive Compensation Program—Compensation-Setting Process" above. Although the Compensation Committee bases its initial positioning of base salaries with reference to the competitive range of the market median of our compensation peer group and applicable executive compensation survey data, the actual positioning is based on the Compensation Committee's assessment of these factors.

        In February 2018, consistent with the recommendation of our CEO and after considering the factors described in "—Governance of Executive Compensation Program—Compensation-Setting Process" above, the Compensation Committee determined to maintain the base salaries of our executive officers, including our named executive officers, at their 2017 levels. The base salaries of our named executive officers for 2018 were as follows:

Named Executive Officer	2018 Base Salary (as of February 2018)
Mr. Williams	$720,000
Mr. Berson	$350,000
Ms. Goza	$300,000
Mr. Greaves	$300,000
Mr. Bloom	$300,000

        In August 2018, following a review of an updated executive compensation analysis prepared by its compensation consultant, the Compensation Committee determined to adjust the annual base salary of Mr. Berson, our CFO, to $375,000 to better position his base salary to the prevailing levels of the competitive market. This adjustment was made retroactive to January 1, 2018.

        The actual base salaries paid to our named executive officers in 2018 are set forth in the "Summary Compensation Table" below.

  Annual Cash Bonuses

        We use an annual cash bonus plan to motivate our executive officers, including our named executive officers, to achieve our short-term business objectives as set forth in our annual operating plan. In 2018, the Compensation Committee approved annual cash bonus opportunities for our executive officers, including our named executive officers, to motivate them to achieve outstanding performance at both a company and individual level.

  Target Annual Bonus Opportunities

        Under the terms of their respective employment agreements, our executive officers, including our named executive officers, have specified target annual cash bonus opportunities, expressed as a percentage of each executive officer's respective base salary. In February 2018, consistent with the recommendation of our CEO and after considering the factors described in "—Governance of Executive Compensation Program—Compensation-Setting Process" above, the Compensation Committee determined to maintain the target annual cash bonus opportunities of our executive officers, including our named executive officers, at their 2017 levels, except for Mr. Greaves, which was increased.

        The target annual cash bonus opportunities of our named executive officers for 2018 were as follows:

Named Executive Officer	2017 Target Annual Incentive Bonus Opportunity (as a percentage of base salary)	2018 Target Annual Incentive Bonus Opportunity (as a percentage of base salary)	Percentage Point Adjustment
Mr. Williams	125%	125%	—
Mr. Berson	100%	100%	—
Ms. Goza	60%	60%	—
Mr. Greaves	50%	100%	+50
Mr. Bloom	50%	50%	—

        Potential annual cash bonuses for our executive officers, including our named executive officers, could range from zero to 200% of their target annual cash bonus opportunity.

  Corporate Performance Measures

        For purposes of the 2018 annual cash bonuses, the Compensation Committee selected core revenue, core bookings, core adjusted earnings before interest, taxes, depreciation, and amortization ("EBITDA"), core operating funds from operations ("OFFO") per share, and core return on invested capital ("ROIC") as the corporate performance measures. For information on how each of these corporate performance measures is calculated, see "—Special Note Regarding Non-GAAP Financial Measures and Other Metrics" below.

        The threshold, target, and maximum performance levels for each of these corporate performance measures for 2018 were as follows:

2018 Annual Cash Bonus Program Calculation ($ in thousands)

	Threshold (0% Payout)	Target (100% Payout)	Maximum (200% Payout)	Element Weighting	Element Payout
Core Revenue	$410,000	$422,000	$434,000	20%	100.2%
Core Bookings	$6,000	$6,500	$7,000	20%	107.4%
Core Adjusted EBITDA	$214,000	$222,000	$230,000	20%	98.3%
Core OFFO/Share*	$2.50	$2.60	$2.70	20%	98.1%
Core ROIC**	11.0%	12.0%	13.0%	20%	105%

*
Excludes tax impact.

**
Annualized core ROIC for three months ended December 31, 2018.

Note:
See "—Special Note Regarding Non-GAAP Financial Measures and Other Metrics" for information regarding the performance targets described above.

        As a result of our Strategic Growth Plan, which involved our exit from several non-core businesses, the target performance levels for three of the corporate performance measures (revenue, OFFO/share, and ROIC) were necessarily lower than both our target and actual performance levels for 2017. In recognizing the reality of concentrating our future growth on our core businesses, the Compensation Committee determined to set the corporate performance measures at 90% for each executive officer, rather than the 101.8% suggested by actual performance against the five metrics. Hence overall bonus payments made to executive officers were approximately 11% percentage points lower than otherwise provided under the program.

  Individual Performance Measures

        In addition to company performance, annual cash bonuses also are determined in part based on each executive officer's individual performance for the year. At the beginning of the year, our CEO meets with each executive officer to identify and establish his or her individual performance goals and objectives for the year. Such goals and objectives involve both quantitative and qualitative items and are specifically tailored to the functional area or business unit or segment led by the executive officer and aligned to the achievement of our overall annual operating plan. Such goals consist of a mix of financial, operational, and strategic items, which vary among our executive officers based on his or her role and responsibilities within the Company. The Compensation Committee establishes the individual performance goals and objectives for our CEO with input from the independent members of the Board of Directors. These goals and objectives typically relate to driving our growth strategy and the other key areas necessary for us to achieve our annual operating plan.

        After the completion of the fiscal year, our CEO evaluates the performance of each executive officer against his or her individual goals and objectives for the year and assigns him or her an achievement rating, which is then submitted to the Compensation Committee for its consideration along with his recommendations as to how this individual performance should be factored into its bonus and equity determinations. The Compensation Committee also evaluates the performance of the CEO against his individual goals and objectives for the year to make bonus and equity determinations with respect to the CEO.

  2018 Annual Cash Bonus Decisions

        In early 2019, the Compensation Committee reviewed our actual 2018 performance against the target levels established for each of the corporate performance measures. In addition, the Compensation Committee evaluated each executive officer's responsibilities and individual performance and contributions to us during 2018 as described above under "—Individual Performance Measures". While the payout percentage established for each performance measure and its relative weighting would have resulted in a corporate performance payout percentage slightly above the target performance level, upon the recommendation of our CEO and after assessing management's overall performance for the year, the Compensation Committee exercised its discretion to reduce the payout percentage for the corporate performance measures to 90% of the target performance level.

        In addition, our CEO evaluated the individual performance of each of our executive officers, including each of our other named executive officers, against his or her pre-established goals and objective to determine his or her contributions to our overall financial and operational performance during 2018 and to formulate an achievement rating for such executive officer. Our CEO then made recommendations to the Compensation Committee as to how such individual performance should be considered in determining the amounts payable as annual cash bonuses for the year. In the case of our CEO, his individual performance was evaluated by the Compensation Committee with input from the independent members of the Board of Directors.

        Following these evaluations, on February 22, 2019, the Compensation Committee approved annual cash bonuses, in its discretion, for each of our executive officers, including each of our named executive officers.

        The target and actual cash bonus paid to each of our named executive officers for 2018 were as follows:

Named Executive Officer	Target Annual Cash Bonus Opportunity ($)	Corporate Performance Measures (percentage achievement)	Individual Contributor Percentage	Actual Annual Cash Bonus Earned ($)	Actual Annual Cash Bonus Earned (percentage of base salary)
Mr. Williams	$900,000	90%	100%	$810,000	113%
Mr. Berson	$375,000	90%	125%	$421,875	113%
Ms. Goza	$180,000	90%	100%	$162,000	54%
Mr. Greaves	$300,000	90%	150%	$405,000	135%
Mr. Bloom	$150,000	90%	110%	$148,500	50%

        The actual annual cash bonuses paid to our named executive officers for 2018 are set forth in the "Summary Compensation Table" below.

  Long-Term Incentive Compensation

        We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program. The realized value of these equity awards bears a direct relationship to our stock price, and, therefore, these awards are an incentive for our executive officers, including our named executive officers, to focus on long-term value creation for our stockholders. These equity awards also serve as an important retention tool for our executive officers.

        In February 2019, the Compensation Committee established target award values for the annual equity awards to be granted to our executive officers, including our named executive officers for 2018. The target amount of such equity awards are determined by the Compensation Committee after considering the factors described in "—Governance of Executive Compensation Program—Compensation-Setting Process" above. For each of our executive officers, these target award values were established at levels the Compensation Committee believed created competitive total annual compensation opportunities for each executive.

        The target annual equity award value for our named executive officers, which were to serve as the basis for the equity awards granted in early 2019, were as follows:

Named Executive Officer	Target Annual Equity Award Value ($)
Mr. Williams	$5,288,000
Mr. Berson	$2,000,000
Ms. Goza	$775,000
Mr. Greaves	$849,000
Mr. Bloom	$700,000

  Equity Awards Granted in 2018

        In consideration of performance for 2017, on March 7, 2018 and prior to our 2018 Annual Meeting of Stockholders and the receipt of stockholder feedback, the Compensation Committee determined that the equity awards to be granted to our executive officers, including our named executive officers, should be in the form of options to purchase Class A common stock and shares of restricted Class A common stock. The form and amount of such equity awards was determined by the Compensation Committee after considering the factors described in "—Governance of Executive Compensation Program—Compensation-Setting Process" above. Approximately 25% of the award value was granted as stock options and 75% as shares of restricted stock. In addition, the Compensation Committee also awarded additional shares of restricted Class A common stock in lieu of 50% of the annual cash bonus payable for 2017. Finally, in connection with the announcement of our Strategic Growth Plan, the Compensation Committee approved the grant of additional options to purchase shares of our Class A common stock to certain of our named executive officers to create additional motivation and incentive for these executive officers to successfully implement and execute our previously announced Strategic Growth Plan, as well as to enhance retention in light of the plan. During the course of 2018, we successfully completed the implementation of our Strategic Growth Plan which resulted in a meaningful acceleration in our hyperscale and hybrid colocation revenue and leasing performance, enhanced overall profitability in our business and a significant improvement in the overall predictability of our business performance as measured by customer churn.

        The Compensation Committee approved the following aggregate equity awards for our named executive officers on March 7, 2018:

			Additional Stock Options(2) (special purpose grants)
							Additional Restricted Stock(1) (in lieu of cash bonus)
	Stock Options(1)				Restricted Stock(1)				Aggregate Grant Date Fair Value ($)
			Underlying Number of Shares (#)	Grant Date Fair Value ($)
Named Executive Officer	Underlying Number of Shares (#)	Grant Date Fair Value ($)			Number of Shares (#)	Grant Date Fair Value ($)	Number of Shares (#)	Grant Date Fair Value ($)
Mr. Williams	142,658	$802,479	200,000	$1,280,240	70,745	$2,407,452	11,791	$401,248	$4,739,419
Mr. Berson	35,465	$199,500	26,590	$150,000	28,021(3)	$1,098,483	5,862	$199,484	$1,647,465
Ms. Goza	12,666	$71,250	13,295	$75,000	16,715(4)	$713,740	2,512	$85,483	$945,472
Mr. Greaves	25,332	$142,500	26,590	$150,000	12,562	$427,485	4,187	$142,484	$862,466
Mr. Bloom	12,666	$71,250	26,590	$150,000	15,097(5)	$513,751	2,094	$71,259	$806,259

(1)
These options to purchase shares of our Class A common stock and shares of restricted Class A common stock vest as to 33% of the shares subject to the awards on the first anniversary of the date of grant and as to 8.375% of the shares subject to the awards each quarter-end thereafter, subject to the executive officer's continued service as an employee as of each vesting date.

(2)
These options to purchase shares of our Class A common stock vest in full on the second anniversary of the date of grant, subject to the named executive officer's continued service as of the vesting date.

(3)
Includes 10,434 shares of restricted Class A common stock granted to Mr. Berson on February 2, 2018 to reward his successful transition into the role of Chief Financial Officer following his appointment in February 2017 and the contributions made by him in that capacity during 2017.

(4)
Includes 10,434 shares of restricted Class A common stock granted to Ms. Goza on February 2, 2018 to recognize the contributions made by her in her capacity as our General Counsel during 2017 and to satisfy our retention objective.

(5)
Includes 8,816 shares of restricted Class A common stock granted to Mr. Bloom on March 7, 2018 to reward him for his performance as our Chief People Officer and to recognize the contributions made by him in that capacity during 2017.

        The Compensation Committee has since eliminated the use of stock option grants to our executive officers, including our named executive officers.

        The equity awards granted to our named executive officers in 2018 are set forth in the "Summary Compensation Table" and the "2018 Grants of Plan-Based Awards Table" below.

  Equity Awards Granted in 2019

        In February 2019, the Compensation Committee determined that the equity awards to be granted to our executive officers, including our named executive officers, should be in the form of Performance-Based FFO Units that may be settled for shares of our Class A common stock, Performance-Based Relative TSR Units that may be settled for shares of our Class A common stock, and shares of restricted Class A common stock. The form and amount of such equity awards was determined by the Compensation Committee after considering the factors described in "—Governance of Executive Compensation Program—Compensation-Setting Process" above. Based on the Compensation Committee determination, 25% of the award value (30% in the case of our CEO) was granted in the form of Performance-Based FFO Units, 25% of the award value (30% in the case of our CEO) was granted in the form of Performance-Based Relative TSR Units, and 50% of the award value (40% in the case of our CEO) was granted in the form of a time-based restricted stock award.

        The Compensation Committee approved the following equity award values for our named executive officers for the grants made in March in 2019:

Named Executive Officer	Performance Share Unit Awards for Class A Common Stock ($)(1)	Performance- Based Relative TSR Awards for Class A Common Stock ($)(1)	Restricted Stock Awards for Class A Common Stock ($)	Aggregate Equity Award Value ($)
Mr. Williams	$1,650,000	$1,650,000	$2,200,000	$5,500,000
Mr. Berson	$562,500	$562,500	$1,125,000	$2,250,000
Ms. Goza	$175,050	$175,050	$350,100	$700,200
Mr. Greaves	$281,250	$281,250	$562,500	$1,125,000
Mr. Bloom	$170,000	$170,000	$340,000	$680,000

(1)
Represents the total dollar value of awards assuming they were settled on the grant date for shares of Class A common stock at $43.16 per share, which is the 20-day average closing price as of the grant date. Amounts are not based on the grant date fair value as calculated in accordance with FASB ASC Topic 718.

        The Performance-Based FFO Units and Performance-Based Relative TSR Units have the terms and conditions as set forth in "—Response to Stockholder Advisory Vote and Stockholder Feedback" above.

        The restricted stock awards vest as to one-third of the shares subject to the awards on the first anniversary of the date of grant and as to 8.375% of the shares subject to the awards each quarter-end thereafter, subject to the named executive officer's continued service as an employee as of each vesting date.

  Health and Welfare Benefits

        Our executive officers, including our named executive officers, are eligible to receive the same employee benefits that are generally available to all our full-time employees, including medical, dental, vision, disability insurance and life insurance coverage. In addition to the foregoing, our executive officers, including our named executive officers, are eligible to participate in a special executive disability insurance program that we have established for them.

  Retirement Savings Opportunities

        In addition, our employees, including our executive officers, who satisfy certain eligibility requirements may participate in our Section 401(k) Retirement Savings Plan (the "401(k) Plan"). Under the 401(k) Plan, employees are eligible to defer a portion of their salary or annual cash compensation, and we, at our discretion, may make a matching contribution and/or a profit sharing contribution. During 2018, we matched 100% of the first 1% of employee contributions as a percentage of qualified earnings, and 50% of the next 5% of an employee's contributions as a percentage of qualified earnings (subject to qualified plan maximum amounts). We provide no supplemental or additional retirement benefits for our executive officers.

  Perquisites and Other Personal Benefits

        Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our executive officers, including our named executive officers, except as generally made available to our employees, or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective and for recruitment and retention purposes. All future practices with respect to perquisites or other personal benefits are subject to approval and periodic review by the Compensation Committee.

Employment Arrangements

        We have entered into written employment agreements with our CEO and each of our other executive officers, including our other named executive officers. These agreements protect these individuals by providing:

  •
  Economic stability that enables our executive officers to focus on the performance of their duties in all economic environments;

  •
  Death or disability payments and benefits in the event of certain terminations of employment; and

  •
  In some cases, payments and benefits in the event of certain terminations of employment following a change in control of the Company.

        Each of these agreements provides for "at will" employment. They also protect us from certain business risks, such as threats from competitors, loss of confidentiality, disparagement, and solicitation of employees. In addition, each of these employment agreements provides for certain payments and benefits in the event of certain qualifying terminations of employment, including in connection with a change in control of the Company. These post-employment compensation arrangements are discussed in "Post-Employment Compensation Arrangements" below.

        For detailed descriptions of the employment agreements we maintained with our named executive officers during 2018, see "Compensation of Executive Officers—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table" below.

Post-Employment Compensation Arrangements

        The employment agreements we have entered into with each of our executive officers, including our CEO and our other named executive officers, provides for certain payments and benefits (including the full or partial acceleration of vesting of outstanding equity awards) in the event of a termination of employment, including in connection with a change in control of the Company. We believe that having in place reasonable and competitive post-employment compensation arrangements are essential to attracting and retaining highly-qualified executive officers. These arrangements are designed to provide reasonable compensation to executive officers who leave our employ under certain circumstances to facilitate their transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving severance compensation payments or benefits.

        We believe that these arrangements are designed to align the interests of our executive officers and our stockholders when considering our long-term future. The primary purpose of these arrangements is to keep our most senior executive officers focused on pursuing all corporate transaction activity that is in the best interests of our stockholders regardless of whether those transactions may result in their own job loss. Reasonable post-acquisition payments and benefits should serve the interests of both the executive officer and our stockholders.

        In the event of a change in control of the Company, to the extent Section 280G or 4999 of the Code is applicable to an executive officer, including a named executive officer, such individual is entitled to receive either:

  •
  payment of the full amounts specified in the policy to which he or she is entitled; or

  •
  payment of such lesser amount that does not trigger the excise tax imposed by Section 4999, whichever results in him or her receiving a higher amount after taking into account all federal, state, and local income, excise and employment taxes.

        We do not provide excise tax gross-ups relating to a change in control of the Company and have no such obligations under the employment agreements with any of our executive officers, including our named executive officers.

        In addition, under our 2013 Plan, in the event of a change in control of the Company in which outstanding equity awards will not be assumed or continued by the surviving entity, with the exception of any performance share or performance units, all restricted shares will vest, and all share units and dividend equivalent rights will vest and the underlying shares will be delivered immediately before the change in control. In the case of performance shares and performance units, unless alternative treatment is provided in an award agreement, if more than half of the performance period has lapsed, the performance shares will be converted into restricted shares based on actual performance to date. If less than half of the performance period has lapsed, or if actual performance is not determinable, the performance shares will be converted into restricted shares assuming target performance has been achieved. Further, under our 2010 Equity Incentive Plan (the "2010 Plan"), in the event of a change in control of the Company, any outstanding and unvested LTIP units will become immediately vested.

        For detailed descriptions of the post-employment compensation arrangements we maintained with our named executive officers during 2018, as well as an estimate of the potential payments and benefits payable under these arrangements, see "Potential Payments upon Termination or Change in Control" below.

Other Compensation Policies and Practices

  Stock Ownership Policy

        We have adopted formal share ownership guidelines applicable to our executive officers and the non-employee members of the Board of Directors. On an annual basis, we evaluate the share ownership status of these individuals.

        Our CEO is required to own securities of the Company equal in value to at least five times his base salary. Each of our other executive officers is required to own securities of the Company equal to at least three times his or her base salary. Our CEO and other executive officers must comply with the applicable ownership requirement within five years of being so named.

        Our stock ownership guidelines with respect to our non-employee directors require stock ownership by them of five times the annual base cash retainer. Our non-employee directors must comply with the ownership requirement within five years of becoming a member of the Board of Directors and are required to hold shares at this level while serving as a director.

        As of the December 31, 2018, all of our executive officers and non-employee members of the Board of Directors either satisfied their applicable stock ownership requirement or were on the way to satisfying the requirement within the applicable time period.

  Compensation Recovery ("Clawback") Policy

        The Board of Directors has adopted our Executive Compensation Recovery Policy which, generally, provides that, in the event of a restatement of our financial results, the result of which is that any performance-based compensation paid to our CEO and CFO would have been a lower amount had it been calculated based on such restated results, a committee consisting of the non-management members of the Board of Directors (the "Independent Director Committee") will review such performance-based compensation. If the Independent Director Committee determines that our CEO or CFO engaged in fraud or intentional illegal conduct which materially contributed to the need for the restatement, it may seek to recover from such executive officer the after-tax portion of the difference between the performance-based compensation actually paid (including bonuses and other incentive and equity compensation) and the amount that would have been paid had the performance-based compensation been calculated based on the restated financial statements for the three-year period prior to the restatement.

  Policies Prohibiting Hedging and Pledging

        Our Insider Trading Policy prohibits our employees, including our executive officers, and the non-employee members of the Board of Directors from engaging in the following transactions:

  •
  trading in call or put options involving our securities and other derivative securities;

  •
  engaging in short sales of our securities;

  •
  holding our securities in a margin account; and

  •
  pledging our securities to secure margins or other loans, subject to limited exceptions.

Tax and Accounting Considerations

  Deductibility of Executive Compensation

        Generally, Section 162(m) of the Code disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to their chief executive officer, chief financial officer, and each of the three other most highly-compensated executive officers whose compensation may be required to be disclosed to our stockholders under the Exchange Act in any taxable year. Remuneration in excess of $1 million and all remuneration paid to the chief financial officer is exempt from this deduction limit if it qualifies as "performance-based compensation" within the meaning of Section 162(m) with respect to taxable years beginning on or before December 31, 2017 and is payable pursuant to a binding written agreement in effect on November 2, 2017 that has not been modified in any material respect on or after that date.

        In approving the amount and form of compensation for our named executive officers, the Compensation Committee considers all elements of our cost of providing such compensation, including the potential impact of Section 162(m). The Compensation Committee may, in its judgment, approve compensation for our named executive officers that is not deductible for federal income tax purposes when it believes that such compensation is in the best interests of the Company and our stockholders.

        Further, the Internal Revenue Service has previously issued private letter rulings holding that, under certain circumstances, Section 162(m) does not apply to compensation paid to employees of a real estate investment trust's operating partnership. Therefore, we have determined that the compensation paid to our executive officers by our Operating Partnership or a subsidiary of our Operating Partnership for services to our Operating Partnership should not be subject to the $1 million deduction limit.

  Accounting for Stock-Based Compensation

        We follow the Financial Accounting Standard Board's Accounting Standards Codification Topic 718 ("FASB ASC Topic 718") for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and non-employee members of the Board of Directors, including options to purchase shares of our common stock and other stock awards, based on the grant date "fair value" of these awards. This grant date fair value is calculated using a variety of assumptions. This calculation is performed for financial reporting purposes and included in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards. FASB ASC Topic 718 also requires us to recognize the compensation cost of our share-based awards in our income statements over the period that an employee and non-employee member of the Board of Directors is required to render service in exchange for the award.

Special Note Regarding Non-GAAP Financial Measures and Other Metrics

        This Compensation Discussion and Analysis contains certain non-GAAP financial measures and other metrics, which are described in more detail as follows:

  •
  Bookings—We define bookings as incremental annualized rent net of downgrades. Core Bookings is the Bookings generated by our core business, which primarily consists of our hyperscale and hybrid colocation business ("Core business").

  •
  Core Revenue—We generally calculate Core Revenue as the revenue generated by our Core business.

  •
  Operating Funds from Operations ("OFFO")—We generally calculate Operating FFO as FFO (calculated in accordance with the standards established by the National Association of Real Estate Investment Trusts) excluding certain non-routine charges and gains and losses that management believes are not indicative of the results of our operating real estate portfolio. A reconciliation of Operating FFO to net income (loss) is included on pages 79 to 80 of our Annual Report on Form 10-K for the year ended December 31, 2018. Core OFFO is the OFFO attributable to our Core business.

  •
  Core Operating FFO per Share—We calculate Core Operating FFO per share by dividing Core Operating FFO by fully diluted shares on a weighted average basis for the respective period.

  •
  Adjusted Earnings before Interest, Taxes, Depreciation, and Amortization ("Adjusted EBITDA")—We calculate Adjusted EBITDA as EBITDAre (calculated in accordance with the standards established by the National Association of Real Estate Investment Trusts) excluding certain non-routine charges, write off of unamortized deferred financing costs, gains (losses) on extinguishment of debt, and transaction and integration costs, in addition to non-cash recurring costs such as equity-based compensation. A reconciliation of Adjusted EBITDA to net income (loss) is included on page 83 of our Annual Report on Form 10-K for the year ended December 31, 2018. Core Adjusted EBITDA is the Adjusted EBITDA attributable to our Core business.

  •
  Return on Invested Capital ("ROIC")—We calculate ROIC by dividing annualized net operating income for the three months ended December 31, 2018 by the average real estate assets, net, plus depreciation, less construction in progress, plus net acquired intangibles, net leasing commissions and net other fixed assets for the associated period. We calculate net operating income as net income (loss), excluding: interest expense, interest income, tax expense (benefit) of taxable REIT subsidiaries, depreciation and amortization, write off of unamortized deferred financing costs, gain (loss) on extinguishment of debt, transaction, and integration costs, gain (loss) on sale of real estate, restructuring costs, and general and administrative expenses. A reconciliation of net operating income to net income (loss) is included on page 82 of our Annual Report on Form 10-K for the year ended December 31, 2018. Core ROIC is the ROIC attributable to our Core business.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the Securities and Exchange Commission.

Respectfully submitted,
The Compensation Committee
CATHERINE R. KINNEY (Chair) PHILIP P. TRAHANAS PETER A. MARINO

        The Compensation Committee Report above does not constitute "soliciting material" and will not be deemed "filed" or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

 COMPENSATION OF EXECUTIVE OFFICERS

        The following tables set forth certain compensation information for each of our named executive officers. Our named executive officers are: Chad L. Williams, our Chairman, President and Chief Executive Officer, Jeffrey H. Berson, our Chief Financial Officer, Shirley E. Goza, our Vice President, Secretary and General Counsel, Jon Greaves, our Chief Technology Officer, and Steven C. Bloom, our Chief People Officer.

Summary Compensation Table

        The following table sets forth a summary of all compensation earned, awarded or paid to our named executive officers in the fiscal years ended December 31, 2018, 2017 and 2016.

Name and Principle Position	Year	Earned Salary	Earned Bonus	Stock Awards(1)	Option Awards(2)	All Other Compensation(3)	Total
Chad L. Williams	2018	$720,000	$810,000	$2,808,700	$1,930,719	$57,508	$6,326,927
Chairman, President and	2017	$691,667	$401,239	$2,397,991	$2,397,998	$65,470	$5,954,365
Chief Executive Officer	2016	$550,000	$550,000	$2,474,959	$824,998	$32,965	$4,432,922
Jeffrey H. Berson	2018	$375,000	$421,875	$1,297,997	$349,498	$24,965	$2,469,335
Chief Financial	2017	$343,750	$199,500	$1,072,472	$357,493	$17,094	$1,990,309
Officer	2016	$325,000	$325,000	$731,244	$243,747	$10,475	$1,635,466
Shirley E. Goza	2018	$300,000	$162,000	$799,223	$146,249	$33,669	$1,441,141
Vice President, Secretary
and General Counsel(4)
Jon D. Greaves	2018	$300,000	$405,000	$569,969	$292,497	$17,564	$1,585,030
Chief Technology
Officer(4)
Steven C. Bloom	2018	$300,000	$148,500	$585,010	$221,249	$31,561	$1,286,320
Chief People Officer(4)

(1)
2018 amounts reflect the aggregate grant date value of restricted stock awards granted on March 7, 2018, and for Mr. Berson and Ms. Goza also includes the grant date value of restricted awards granted on February 2, 2018, in each case calculated in accordance with FASB ASC Topic 718. The aggregate grant date value of the restricted shares granted on March 7, 2018 was calculated by multiplying the closing grant date price of $34.03 by the number of shares of restricted stock granted. The aggregate grant date value of the restricted shares granted to Mr. Berson and Ms. Goza on February 2, 2018 was calculated by multiplying the closing grant date price of $47.92 by the number of shares of restricted stock granted. 2017 amounts reflect the aggregate grant date value of restricted stock awards granted on March 7, 2017, calculated in accordance with FASB ASC Topic 718. The aggregate grant date value of these restricted stock grants was calculated by multiplying the closing grant date price of $50.66 by the number of shares of restricted stock granted. 2016 amounts reflect the aggregate grant date value of restricted stock awards granted on March 2, 2016, calculated in accordance with FASB ASC Topic 718. The aggregate grant date value of these restricted stock grants was calculated by multiplying the closing grant date price of $45.78 by the number of shares of restricted stock granted.

(2)
2018 amounts reflect the aggregate grant date fair value of options granted on March 7, 2018, calculated in accordance with FASB ASC Topic 718. The assumptions used to calculate these amounts are described in Note 10—"Partners' Capital, Equity and Incentive Compensation Plans" to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018. 2017 amounts reflect the aggregate grant date fair value of options granted on March 7, 2017, calculated in accordance with FASB ASC Topic 718. The assumptions used to calculate these amounts are described in Note 8—"Partners' Capital, Equity and Incentive Compensation Plans" to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. 2016 amounts reflect the aggregate grant date fair value of options granted on March 2, 2016, calculated in accordance with FASB ASC Topic 718. The assumptions used to calculate these amounts are described in Note 7—"Partners' Capital, Equity and Incentive Compensation Plans" to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016.

(3)
Consists of the value of our 401(k) plan match, financial planning assistance and supplemental disability. For 2018, on an individual basis, these amounts include, among other things:

  •
  with respect to Mr. Williams, approximately $24,400 in financial consulting services, $23,833 of supplemental disability, and $9,275 in matching 401(k) contributions made by the Company;

  •
  with respect to Mr. Berson, $1,400 in financial consulting services, $14,290 of supplemental disability and $9,275 in matching 401(k) contributions made by the Company;

  •
  with respect to Ms. Goza, $10,920 in financial consulting services, $14,069 of supplemental disability and $8,680 in matching 401(k) contributions made by the Company;

  •
  with respect to Mr. Greaves, $8,290 of supplemental disability and $9,275 in matching 401(k) contributions made by the Company; and

  •
  with respect to Mr. Bloom, $10,920 in financial consulting services, $11,366 of supplemental disability and $9,275 in matching 401(k) contributions made by the Company.

(4)
The executive was not a named executive officer for the years 2016 and 2017.

2018 Grants of Plan-Based Awards

        The following table sets forth information concerning the grants of plan-based awards made to each of our named executive officers for the fiscal year ended December 31, 2018.

Name and Position	Grant Date	Number of Shares of Stock		Number of Securities Underlying Options		Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(3)
Chad L. Williams	3/7/2018	82,536	(1)	—			$2,808,700
Chairman and Chief	3/7/2018	—		142,658	(1)	$34.03	$802,479
Executive Officer	3/7/2018	—		200,000	(2)	$34.03	$1,128,240
Jeffrey H. Berson	2/2/2018	10,434	(1)	—			$499,998
Chief Financial Officer	3/7/2018	23,449	(1)	—			$797,969
	3/7/2018	—		35,465	(1)	$34.03	$199,498
	3/7/2018	—		26,590	(2)	$34.03	$150,000
Shirley E. Goza	2/2/2018	10,434	(1)	—		—	$499,997
Vice President, Secretary and	3/7/2018	8,793	(1)	—		—	$299,226
General Counsel	3/7/2018	—		12,666	(1)	$34.03	$71,249
	3/7/2018	—		13,295	(2)	$34.03	$75,000
Jon D. Greaves	3/7/2018	16,749	(1)	—			$569,969
Chief Technology Officer	3/7/2018	—		25,332	(1)	$34.03	$142,497
	3/7/2018	—		26,590	(2)	$34.03	$150,000
Steven C. Bloom	3/7/2018	17,191	(1)	—		—	$585,010
Chief People Officer	3/7/2018	—		12,666	(1)	$34.03	$71,249
	3/7/2018	—		26,590	(2)	$34.03	$150,000

(1)
These awards vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(2)
All of these awards vest two years after the date of grant.

(3)
Amounts represent the aggregate grant date fair value of shares of restricted Class A common stock or options to purchase common stock, as applicable, granted to our named executive officers on March 7, 2018, calculated in accordance with FASB ASC Topic 718. The aggregate grant date value of the restricted stock was calculated by multiplying the closing grant date price of $34.03 by the number of shares of restricted stock granted. The assumptions used to calculate the grant date fair value of the options to purchase common stock are described in Note 10—"Partners' Capital, Equity and Incentive Compensation Plans" to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Executive Employment Agreements

        We have entered into employment agreements with each of our named executive officers, which are summarized below.

Williams Employment Agreement

        Mr. Williams' employment agreement provides for an initial term of one year that expired April 3, 2018, with automatic renewal terms of one year each unless either party gives a non-renewal notice within a specified time frame. Under Mr. Williams' employment agreement, Mr. Williams will continue to serve as our Chief Executive Officer and will continue to be nominated for election to and as Chairman of the Board of Directors at each annual meeting of our stockholders.

        Mr. Williams' employment agreement provides for a base salary of not less than $720,000, a bonus opportunity targeted at 125% of base salary (with additional amounts being paid for exceptional performance as determined by the Compensation Committee), five weeks' paid vacation, or the number of days granted to any other executive, whichever is greater, and certain other benefits. In addition, Mr. Williams' employment agreement provides that Mr. Williams will be eligible to receive grants of equity awards, typically subject to three-year time-based vesting, with a target award value of 500% of his base salary. A performance-based component with a different vesting schedule also may be included in the grants of equity awards.

        If we terminate Mr. Williams' employment without "cause" (including our nonrenewal of Mr. Williams' employment agreement upon expiration) or Mr. Williams terminates his employment for "good reason," Mr. Williams will, upon execution of a release reasonably acceptable to us, be eligible to receive the following severance benefits in addition to his "accrued obligations":

  •
  any performance bonus or discretionary bonus that has been earned or declared for a bonus period ending before the termination date that has not yet been paid;

  •
  full vesting of any equity awards;

  •
  two times Mr. Williams' annual salary;

  •
  two times Mr. Williams' annual bonus, calculated based on target bonus assuming all performance goals are fully met; and

  •
  continued coverage of Mr. Williams and his family members under our health insurance plans for two years following termination (or, if the same is not permitted by law or the terms of the plan, reimbursement of the cost of equivalent coverage), subject to reimbursement by Mr. Williams of the cost of such participation by his extended family members.

        However, if any such termination occurs within two years following a "change in control," Mr. Williams will be eligible to receive the following benefits (in lieu of the benefits listed above) in addition to his "accrued obligation":

  •
  any performance or discretionary bonus that has been earned or declared for a bonus period ending before the termination date that has not yet been paid;

  •
  full vesting of any equity awards;

  •
  three times Mr. Williams' annual salary on date of termination or date of change in control, whichever is higher;

  •
  three times Mr. Williams' annual bonus on date of termination or date of change in control, whichever is higher, calculated based on target bonus assuming all performance goals are fully met;

  •
  continued coverage of Mr. Williams and his family members under our health insurance plans for two years following termination (or, if the same is not permitted by law or the terms of the plan, reimbursement of the cost of equivalent coverage), subject to reimbursement by Mr. Williams of the cost of such participation by his extended family members; and

  •
  one year of outplacement services and support.

        In addition, if Mr. Williams' employment is terminated following the death or disability of Mr. Williams, Mr. Williams will be eligible to receive the following benefits, in addition to his "accrued obligations":

  •
  any performance bonus or discretionary bonus that has been earned or declared for a bonus period ending before the termination date that has not yet been paid;

  •
  full vesting of any equity awards;

  •
  one times Mr. Williams' annual salary;

  •
  one times Mr. Williams' annual bonus, calculated based on target bonus assuming all performance goals are fully met; and

  •
  continued coverage of Mr. Williams and his family members under our health insurance plans for two years following termination (or, if the same is not permitted by law or the terms of the plan, reimbursement of the cost of equivalent coverage), subject to reimbursement by Mr. Williams of the cost of such participation by his extended family members.

        In the event we terminate Mr. Williams' employment with "cause" or Mr. Williams terminates his employment without "good reason," we will be obligated to pay Mr. Williams all "accrued obligations" and any performance or discretionary bonus that had been earned or declared for a bonus period ending before the termination date but not yet paid.

        Mr. Williams' employment agreement generally defines:

  •
  "change in control" as (i) any transaction that results in any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than our current stockholders, becoming the beneficial owner (as defined in the Exchange Act), directly or indirectly, of securities representing 30% or more of the then-combined voting power of our then-outstanding voting securities, (ii) individuals who, at the beginning of any 12-month period, constitute the Board of Directors cease for any reason to constitute a majority of the Board of Directors at the end of such 12-month period, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose, (iii) a merger, consolidation or recapitalization other than one following which voting securities prior to the transaction continue to represent more than 70% of our (or surviving entity's) voting securities after the transaction, or (iv) a sale of all or substantially all of our assets in one transaction or a series of transactions over a 12-month period;

  •
  "cause" as Mr. Williams' (i) willful act or omission, other than as a result of death or disability, that causes material harm and represents a breach of his obligation to maintain the Company's confidential information, (ii) conviction and exhaustion of all appeals of, or pleading guilty or nolo contendere to, a crime that constitutes a felony involving dishonesty or moral turpitude, or

    (iii) willful commission of an act of fraud, embezzlement, misappropriation or breach of fiduciary duty against the Company committed in bad faith or without a reasonable belief that the action was in our best interest;

  •
  "good reason" as (i) the diminution in Mr. Williams' authority, duties or responsibilities, or any adverse change in his title as our Chief Executive Officer or in his title as Chairman of the Board (including failure of Mr. Williams to be elected Chairman of the Board at any annual meeting of stockholders), or failure of the Board to nominate Mr. Williams for election as Chairman of the Board at any annual meeting of stockholders, (ii) movement of Mr. Williams' place of employment by more than fifty miles from Overland Park, Kansas, (iii) any diminution in Mr. Williams' base compensation, as in effect from time to time, (iv) a material breach by the Company of any term of the employment agreement, or (v) the failure of any successor to the Company to assume the agreement; and

  •
  "accrued obligations" as the sum of (i) Mr. Williams' salary through the termination date to the extent not theretofore paid, (ii) the amount of any accrued but unused vacation pay, and (iii) any business expense reimbursements incurred by Mr. Williams as of the termination date and duly submitted for reimbursement.

        Pursuant to Mr. Williams' employment agreement, we provide standard company health insurance to cover Mr. Williams and members of his immediate family (and, if coverage of his immediate family is not permitted by law or the terms of the plan, he will be reimbursed for the cost of equivalent coverage). Also, we are obligated to provide standard company health insurance to cover specified members of Mr. Williams' extended family, provided that Mr. Williams will reimburse us for the cost of such coverage. In addition, we are obligated to provide Mr. Williams with administrative support for both Company and personal matters commensurate with his position, at no cost to Mr. Williams, as well as executive support services applicable to other senior executives. Mr. Williams also may from time to time seek assistance from two of our other employees for personal accounting and financial matters, at no cost to Mr. Williams. To the extent that Mr. Williams utilizes employees other than those described above for matters unrelated to our business, such arrangements will be in accordance with established procedures, including reimbursement of the reasonable value associated with any material use.

        Mr. Williams' employment agreement provides that, during the term and for a period of one year following his termination, Mr. Williams will not (a) directly or indirectly, engage in any business involving the development, construction, acquisition, ownership or operation of data center properties, colocation facilities and/or the provision of cloud or managed services in the United States, whether such business is conducted by the executive individually or as a principal, partner, member, stockholder, joint venturer, director, trustee, officer, employee, consultant, advisor or independent contractor of any person or (b) own any interests in any data center facilities, colocation facilities or managed service providers in the United States, other than up to five percent of the outstanding shares of any public company. Moreover, Mr. Williams' employment agreement provides that, during the term and for a one-year period following his termination, he will not (a) solicit, induce or encourage any employee (other than clerical employees) or independent contractor to terminate his or her employment with the Company or to cease rendering services to the Company and will not initiate discussions with any person for any such purpose or authorize or knowingly cooperate with other persons taking such action or (b) solicit any of our customers to lease, purchase or otherwise occupy data center space within the United States or encourage customers to reduce their patronage of the Company. In addition, Mr. Williams' employment agreement provides for a confidentiality covenant on the part of Mr. Williams and a covenant that both we and Mr. Williams agree not to talk about or otherwise communicate to any third parties in a malicious, disparaging or defamatory manner regarding the other.

Berson Employment Agreement

        Pursuant to his employment agreement, Mr. Berson serves as Chief Financial Officer. The employment agreement provides for an initial term of two years, expiring April 3, 2019, with automatic renewal terms of two years each unless either party gives a non-renewal notice within a specified time frame. The employment agreement provides for a base salary of $350,000 and a bonus opportunity for threshold performance targeted at 100% of base salary (with additional amounts being paid for exceptional performance as determined by the Compensation Committee), four weeks' paid vacation and certain other benefits. In addition, each of the employment agreements provides that the executive will be eligible to receive grants of equity awards, typically subject to three-year time-based vesting, with a target award value of 200% of the executive's respective base salary. A performance-based component with a different vesting schedule also may be included in the grants of equity awards.

        The employment agreement provides that if the executive's employment is terminated by the Company without "cause" (including nonrenewal by the Company of the agreement upon expiration) or by the executive for "good reason," the executive will, upon execution of a release reasonably acceptable to the Company, be eligible to receive the following severance benefits in addition to his "accrued obligations":

  •
  one year of base pay plus the target bonus in effect on the termination date;

  •
  all bonus amounts earned but not yet paid for the year prior to the year in which the termination date occurs;

  •
  full vesting of any equity awards that would otherwise vest during the then-current term of the agreement;

  •
  reimbursement for premiums for 18 months of COBRA coverage if the officer elects COBRA coverage; and

  •
  outplacement services and support for a period of one year.

However, if any such termination occurs within two years following a "change in control," the executive will be eligible to receive the following benefits (in lieu of the benefits listed above) in addition to his then-accrued obligations (as defined below):

  •
  an amount equal to the sum of (A) two times his base salary in effect on the date of the change in control or the date of the termination, whichever is higher, and (B) two times his annual bonus on date of termination or date of change in control, whichever is higher, calculated based on maximum bonus available assuming all performance goals are fully met;

  •
  reimbursement of the cost of health, disability and accidental death, and dismemberment insurance in an amount not less than that provided at the time of the executive's termination or, if greater, on the date on which the change in control occurred, until the earlier of (x) the date on which the executive becomes eligible to receive substantially the same or greater benefits from another employer or (y) the second anniversary of the date of the termination; and

  •
  one year of outplacement services and support.

        In addition, if the executive is terminated following death or disability, the executive will be eligible to receive all "accrued obligations" and, if not previously vested in full, all equity awards granted to the executive will fully vest as of the termination date.

        In the event we terminate the executive for "cause" or the executive terminates employment without "good reason," we will be obligated to pay the executive all "accrued obligations."

        The employment agreement for Mr. Berson generally defines:

  •
  "change in control" as (i) any transaction that results in any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than our current stockholders, becoming the beneficial owner (as defined in the Exchange Act), directly or indirectly, of securities representing 25% or more of the then-combined voting power of our then-outstanding voting securities, (ii) individuals who, at the beginning of any 12-month period, constitute the Board cease for any reason to constitute a majority of the Board at the end of such 12-month period, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose, (iii) a merger, consolidation or recapitalization other than one following which voting securities prior to the transaction continue to represent more than 75% of our (or surviving entity's) voting securities after the transaction, or (iv) a sale of all or substantially all of our assets in one transaction or a series of transactions over a 12 month period;

  •
  "cause" as the executive's (i) conviction of, or pleading guilty or nolo contendere to, a crime involving dishonesty or moral turpitude, (ii) any commission by the executive of an act of dishonesty, theft, fraud or embezzlement, or (iii) any willful act that has a significant adverse effect on our reputation;

  •
  "good reason" as (i) a material diminution in the executive's authority, duties or responsibilities, or any significant adverse change in his title, as identified above, (ii) a material diminution in the executive's base compensation, as in effect from time to time, (iii) movement of the executive's place of employment more than fifty miles from his assigned location, or (iv) the failure of any successor to the Company to assume the agreement; and

  •
  "accrued obligations" as (i) the executive's salary through the termination date to the extent not theretofore paid, (ii) the amount of any accrued but unused vacation pay, (iii) any business expense reimbursements incurred by the executive as of the termination date and duly submitted for reimbursement, and (iv) any performance or discretionary bonus earned or declared for a bonus period ending before the termination date but not yet paid.

        The employment agreement includes a non-compete covenant providing that during the term and for a period of one year following termination, the executive will not (a) directly or indirectly, engage in any business involving the development, construction, acquisition, ownership or operation of data center properties, colocation facilities and/or the provision of managed or cloud services, whether such business is conducted by the executive individually or as a principal, partner, member, stockholder, joint venturer, director, trustee, officer, employee, consultant, advisor or independent contractor of any person or (b) own any interests in any data center facilities, colocation facilities or managed or cloud service providers in the United States, other than up to five percent of the outstanding shares of any public company. Moreover, the employment agreement provides that, during the term and for a one-year period following termination, the executive will not solicit any of our customers for data center space within the United States, encourage any of our customers to reduce their patronage of the Company, solicit or hire, other than clerical employees, any of our current employees or independent contractors (or authorize or knowingly cooperate with other persons taking such action) or former employees or independent contractors who left employment within the prior year, or encourage any of our employees to leave their employment with us. Finally, the employment agreement includes a confidentiality covenant on the part of the executive and a covenant that both the Company and the executive agree not to talk about or otherwise communicate to any third parties in a malicious, disparaging or defamatory manner regarding the other.

Goza, Greaves and Bloom Employment Agreements

        In 2017, we also entered into new employment agreements with each of Ms. Goza, Mr. Greaves and Mr. Bloom.

        Pursuant to each of the employment agreements, we pay Ms. Goza and Messrs. Greaves and Bloom an annual base salary of $300,000, subject to annual review. Each agreement provides for a bonus opportunity for threshold performance targeted at 60% of Ms. Goza's base salary and 50% of the base salary of Messrs. Greaves and Bloom. Each executive also is entitled to four weeks' paid vacation.

        The employment agreements for Ms. Goza and Messrs. Greaves and Bloom provide for an initial two-year term expiring on April 3, 2019 with automatic renewal terms of two years, unless either party gives a non-renewal notice within a specified time frame. The agreements further provide that, upon termination of the employment agreements, other than as a result of a termination for "cause" or a resignation without "good reason," as those terms are defined in each employment agreement, the executive will, upon execution of a release acceptable to us, be eligible to receive the following benefits in addition to his or her then-accrued obligations (as defined below):

  •
  one year of base pay plus the target bonus in effect on the termination date;

  •
  all bonus amounts earned but not yet paid for the year prior to the year in which the termination date occurs;

  •
  full vesting of any equity awards that would otherwise vest during the then-current term of the agreement;

  •
  reimbursement for premiums for 18 months of COBRA coverage if the executive elects COBRA coverage; and

  •
  outplacement services and support for a period of one year.

However, if any such termination occurs within two years following a "change in control," the executive will be eligible to receive the following benefits (in lieu of the benefits listed above) in addition to his or her "accrued obligations":

  •
  an amount equal to the sum of (A) two times the base salary in effect on the date of the change in control or the date of the termination, whichever is higher, and (B) two times his or her annual bonus on date of termination or date of change in control, whichever is higher, calculated based on maximum bonus available assuming all performance goals are fully met;

  •
  reimbursement of the cost of health, disability and accidental death, and dismemberment insurance in an amount not less than that provided at the time of the executive's termination or, if greater, on the date on which the change in control occurred, until the earlier of (x) the date on which the executive becomes eligible to receive substantially the same or greater benefits from another employer or (y) the second anniversary of the date of the termination; and

  •
  one year of outplacement services and support.

        The employment agreements further provide that if the executive is terminated following death or disability, the executive will be eligible to receive all "accrued obligations" and, if not previously vested in full, all equity awards granted to the executive will fully vest as of the termination date.

        In the event we terminate the executive for "cause" or the executive terminates employment without "good reason," we will be obligated to pay the executive all "accrued obligations." The employment agreements generally define "change in control," "cause", "good reason" and "accrued obligations" as defined in the employment agreement with Mr. Berson. In addition, the employment agreements with each of Ms. Goza and Messrs. Greaves and Bloom also include non-compete and confidentiality covenants that are substantially the same as in the employment agreement with Mr. Berson.

Equity Incentive Plans—Vesting and Change in Control

        We and our predecessor have granted equity awards to our directors and executive officers under two equity incentive plans—the 2013 Plan and the 2010 Plan.

2013 Plan

        Prior to the completion of our initial public offering, the Board of Directors adopted, and our stockholders approved, the 2013 Plan for future grants of equity awards to our non-employee directors, executive officers and other key employees and service providers, including officers and employees of our affiliates. All grants of restricted stock and stock options to our named executive officers and directors have been made under the 2013 Plan.

        Under the 2013 Plan, if we experience a change in control in which outstanding options, share appreciation rights, restricted shares, share units, performance shares, performance units or other equity-based awards will not be assumed or continued by the surviving entity, then, except as otherwise provided in the applicable award agreement, or any other agreement between us and the grantee: (i) with the exception of any performance share or performance units, all restricted shares will vest, and all share units and dividend equivalent rights will vest and the underlying shares will be delivered immediately before the change in control, (ii) at the board of directors' discretion either or both of the following actions will be taken: (A) all options and share appreciation rights will become exercisable five days before the change in control and terminate upon the consummation of the change in control, or (B) all options, share appreciation rights, restricted shares and share units will be canceled in connection with the change in control for a payment equal to the price per share paid to holders of shares of common stock in the change in control transaction less, in the case, of options or share appreciation rights, the option exercise price or share appreciation right exercise price per share; provided that, in the event the option exercise price or share appreciation right exercise price of an award exceeds the price per share paid to stockholders in the change in control, such options and share appreciation rights may be terminated for no consideration, and (iii) in the case of performance shares and performance units, (A) if more than half of the performance period has lapsed, the performance shares will be converted into restricted shares based on actual performance to date or (B) if less than half of the performance period has lapsed, or if actual performance is not determinable, the performance shares will be converted into restricted shares assuming target performance has been achieved.

        In summary, a change in control under the 2013 Plan occurs if:

  •
  a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, 50% or more of the total combined voting power of our outstanding securities;

  •
  we experience a merger or consolidation with any other entity or we approve the issuance of voting securities in connection with a merger or consolidation other than (i) a merger or consolidation which would result in our voting securities continuing to represent at least 50.1% of the combined voting power of our voting securities or any surviving or parent entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement our recapitalization in which no person, entity or affiliated group becomes the beneficial owner of our securities representing 50% or more of the then outstanding shares of our common stock or the combined voting power of our then outstanding voting securities;

  •
  we consummate a sale of all or substantially all of our assets; or

  •
  during the period of any twelve consecutive months, individuals who, at the beginning of such period, constitute the Board of Directors cease for any reason to constitute a majority of Board of Directors, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose.

2010 Plan

        The 2010 Plan was approved in May 2010 by the board of directors of the Operating Partnership's then-general partner for the purpose of granting awards of unit options, restricted units and profits interests in our Operating Partnership to employees, directors and other service providers of our Operating Partnership. Since the adoption of our 2013 Plan in connection with our initial public offering we have not, and we will not, make any further awards under the 2010 Plan. The only awards that remain outstanding under the 2010 Plan as of December 31, 2018 consist of 102,279 Class O LTIP units held by our directors and employees. A majority of these LTIP units, which we granted between May 2010 and June 2013, generally vest over a four-year period, beginning with 25% on the first anniversary of the date of grant and 6.25% on each quarter-end thereafter. Some of these LTIP units, however, were subject to special performance and cliff vesting terms that resulted in full vesting on either March 1, 2015 or March 1, 2016.

        In the event of a change of control (as defined in the 2010 Plan) of our Operating Partnership, any unvested LTIP units will become immediately vested. In summary, a "change in control" under the 2010 Plan occurs if:

  •
  A person, entity or affiliated group (with certain exceptions) acquires beneficial ownership, directly or indirectly, of 50% or more of the voting power of our Operating Partnership's outstanding voting securities;

  •
  During any period of twelve months, individuals who at the beginning of the period constitute the board of directors of our Operating Partnership's then-general partner and any new director whose election was approved by vote of at least a majority of the directors then in office, cease to constitute at least a majority of the board of directors of Operating Partnership's then-general partner;

  •
  The partners of our Operating Partnership approve a merger with any other entity other than a merger which results in voting securities of our Operating Partnership outstanding immediately before the merger continuing to represent at least 50.1% of the voting power of our Operating Partnership or the entity surviving the merger; or

  •
  There is a sale or disposition by our Operating Partnership of all or substantially all of its assets.

LTIP Units

        LTIP units are a special class of limited partnership units in our Operating Partnership that are structured to qualify as "profits interests" for tax purposes, with the result that at issuance they have no capital account in our Operating Partnership. Any LTIP units issued by our Operating Partnership may be subjected to vesting requirements as determined by our Compensation Committee. When vested, LTIP units are convertible by the holder into OP units on the terms set forth in our Operating Partnership's partnership agreement. Our Operating Partnership currently has authorized and outstanding one class of LTIP units—Class O LTIP units. All previously issued RS LTIP units have vested and automatically converted into OP Units.

        Class O LTIP units do not participate in quarterly per unit profit distributions (although Class O LTIP units are entitled to tax distributions equal to the lesser of (i) the amount we determine to be adequate to satisfy tax liabilities resulting from any taxable income allocation, or (ii) the distribution per OP unit for the year in question). Initially, each Class O LTIP unit will have a capital account of zero and, therefore, the holder of the Class O LTIP unit would receive nothing if our Operating Partnership were liquidated immediately after the Class O LTIP unit is awarded. However, our Operating Partnership's partnership agreement requires that "book gain" or economic appreciation in our assets realized by our Operating Partnership, whether as a result of an actual asset sale or upon the revaluation of our assets, as permitted by applicable Treasury Regulations, be allocated to the Class O LTIP units (after allocations to the Class RS LTIP units and together with the OP units) until the capital account per Class O LTIP unit is equal to the excess of the capital account per OP unit over the amount of such capital account on the date of issuance of the Class O LTIP unit. Each Class O LTIP unit is convertible into OP units by our Operating Partnership at any time or by the holder at any time following full vesting (if such unit is subject to vesting), and upon equalization of the capital account of a Class O LTIP unit (and full vesting of the Class O LTIP unit, if such unit is subject to vesting), the Class O LTIP unit generally will be convertible into a number of OP units equal to (i) the Class O LTIP unit's capital account divided by (ii) the capital account balance of an OP unit (i.e., in a manner similar to a typical stock appreciation right), subject to certain exceptions and adjustments. There is a risk that a Class O LTIP unit will never become convertible into such amount of OP units because of insufficient gain realization to equalize capital accounts, and, therefore, the value that a holder will realize for a given number of vested Class O LTIP units may be zero or less than the value of an equal number of shares of our common stock

Outstanding Equity Awards at Fiscal Year-End December 31, 2018

        The following table sets forth the outstanding equity awards for each named executive officer as of December 31, 2018.

		Option/Class O LTIP Unit Awards						Stock Awards
Name and Position	Date of Grant	Number of Securities Underlying Unexercised Options Exercisable/ Number of Units Convertible		Number of Securities Underlying Unexercised Options Unexercisable/ Number of Units Not Convertible		Option Exercise Price	Option Expiration Date	Number of Shares That Have Not Vested		Market Value of Shares That Have Not Vested(1)
Chad L. Williams	3/7/2018	—		—		—	—	82,536	(2)	$3,057,959
Chairman, President	3/7/2018	—		142,658	(3)	$34.03	3/7/2028	—		—
and Chief Executive	3/7/2018	—		200,000	(4)	$34.03	3/7/2028	—		—
Officer	3/7/2017	—		—		—	—	15,857	(5)	$587,502
	3/7/2017	153,926	(6)	77,541	(6)	$50.66	3/7/2027	—		—
	3/2/2016	46,546	(7)	—		$45.78	3/2/2026	—		—
	2/27/2015	25,782	(8)	—		$35.81	2/27/2025	—		—
	10/15/2013	2,442	(9)	—		$21.00	10/15/2023	—		—
Jeff Berson	3/7/2018	—		—		—	—	23,449	(2)	$868,785
Chief Financial	3/7/2018	—		35,465	(3)	$34.03	3/7/2028	—		—
Officer	3/7/2018	—		26,590	(4)	$34.03	3/7/2028	—		—
	2/2/2018	—		—		—	—	10,434	(10)	$386,580
	3/7/2017	—		—		—	—	7,092	((5)	$262,759
	3/7/2017	22,947	(6)	11,560	(6)	$50.66	3/7/2027	—		—
	3/2/2016	24,448	(7)	—		$45.78	3/2/2026	—		—
	2/27/2015	20,313	(8)	—		$35.81	2/27/2025	—		—
	10/15/2013	23,082	(9)	—		$21.00	10/15/2023	—		—
Shirley E. Goza	3/7/2018	—		—		—	—	8,793	(2)	$325,781
General Counsel,	3/7/2018	—		12,666	(3)	$34.03	3/7/2028	—		—
Vice President and	3/7/2018	—		13,295	(4)	$34.03	3/7/2028	—		—
General Counsel	2/2/2018	—		—		—	—	10,434	(10)	$386,580
	3/7/2017	—		—		—	—	2,772	(5)	$102,703
	3/7/2017	8,970	(6)	4,519	(6)	$50.66	3/7/2027	—		—
	3/2/2016	11,058	(7)	—		$45.78	3/2/2026	—		—

		Option/Class O LTIP Unit Awards						Stock Awards
Name and Position	Date of Grant	Number of Securities Underlying Unexercised Options Exercisable/ Number of Units Convertible		Number of Securities Underlying Unexercised Options Unexercisable/ Number of Units Not Convertible		Option Exercise Price	Option Expiration Date	Number of Shares That Have Not Vested		Market Value of Shares That Have Not Vested(1)
	2/27/2015	6,317	(8)	—		$35.81	2/27/2025	—		—
	10/15/2013	6,659	(9)	—		$21.00	10/15/2023	—		—
Jon Greaves	3/7/2018	—		—		—	—	16,749	(2)	$620,550
Chief Technology	3/7/2018	—		25,332	(3)	$34.03	3/7/2028	—		—
Officer	3/7/2018	—		26,590	(4)	$34.03	3/7/2028	—		—
	3/7/2017			—		—	—	4,959	(5)	$183,731
	3/7/2017	16,047	(6)	8,084	(6)	$50.66	3/7/2027	—		—
	4/1/2016	—		—		—	—	5,276	(11)	$195,476
	3/31/2016	—		—		—	—	160	(12)	$5,928
Steven Bloom	3/7/2018	—		—		—	—	17,191	(2)	$636,927
Chief People Officer	3/7/2018	—		12,666	(3)	$34.03	3/7/2028	—		—
	3/7/2018	—		26,590	(4)	$34.03	3/7/2028	—		—
	3/7/2017	—		—		—	—	1,488	(5)	$55,130
	3/7/2017	4,814	(3)	2,425	(3)	$50.66	3/7/2027	—		—
	10/3/2016	—		—		—	—	243	(13)	$9,003

(1)
The market value of unvested shares is calculated by multiplying the number of unvested shares of Class A common stock held by the applicable named executive officer by the closing price of our Class A common stock on December 31, 2018, which was $37.05.

(2)
Amount represents restricted shares of Class A common stock granted on March 7, 2018. These shares vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(3)
Amount represents options to purchase Class A common stock granted on March 7, 2018. These shares vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(4)
Amount represents options to purchase Class A common stock granted on March 7, 2018. These shares vest 100% on the second anniversary of the date of grant, subject to continued service as an employee.

(5)
Amount represents restricted shares of Class A common stock granted on March 7, 2017. These shares vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(6)
Amount represents options to purchase Class A common stock granted on March 7, 2017. These options vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(7)
Amount represents options to purchase Class A common stock granted on March 2, 2016. These options vested 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(8)
Amount represents options to purchase Class A common stock granted on February 27, 2015. These options vested 25% on the first anniversary of the date of grant and 6.25% on each quarter-end thereafter, subject to continued service as an employee.

(9)
Amount represents options to purchase Class A common stock granted concurrently with our initial public offering. These options vested 25% on the first anniversary of the date of grant and 6.25% on each quarter-end thereafter, subject to continued service as an employee.

(10)
Amount represents restricted shares of Class A common stock granted on February 2, 2018. These shares vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(11)
Amount represents restricted shares of Class A common stock granted on April 1, 2016. These shares vest 25% on each anniversary of the date of grant, subject to continued service as an employee.

(12)
Amount represents restricted shares of Class A common stock granted on March 31, 2016. These shares vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(13)
Amount represents restricted shares of Class A common stock granted on October 3, 2016. These shares vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

2018 Option Exercises and Stock Vested

        The following table sets forth the number of shares of restricted stock and Class O LTIP units that vested for each of our named executive officers during 2018 and the value realized by these officers upon such vesting.

	Option Awards		Stock Awards			Class O LTIPS
Name and Position	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares of Stock Acquired on Vesting		Value Realized on Vesting(1)	Number of OP Units Acquired on Exercise		Value Realized on Exercise(2)
Chad L. Williams	—	—	62,452	(3)	$2,322,376	—		—
Chairman, President and Chief Executive Officer
Jeffrey H. Berson	—	—	27,766	(4)	$1,036,673	—		—
Chief Financial Officer
Shirley E. Goza	—	—	11,581	(4)	$433,518	1,646	(5)	$54,055
General Counsel, Vice President and Secretary
Jon Greaves	—	—	13,530	(6)	$487,471	—		—
Chief Technology Officer
Steven Bloom	—	—	3,276	(7)	$118,017	—		—
Chief People Officer

(1)
The value realized upon vesting is calculated by multiplying the number of shares vested on each vesting date by the market value of our common stock on such date, which is assumed to be the per share closing price on the NYSE as of such date.

(2)
The value upon vesting or exercise, as applicable, is calculated by multiplying the number of OP units acquired on each vesting date by the market value of our common stock on such date, which is assumed to be the per share closing price on the NYSE as of such date.

(3)
Consists of (i) restricted shares of Class A common stock granted on February 27, 2015, which vest 25% on the first anniversary of the date of grant and 6.25% on each quarter-end thereafter, subject to continued service as an employee, (ii) restricted shares of Class A common stock granted on March 2, 2016, which vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee, and (iii) restricted shares of Class A common stock granted on March 7, 2017, which vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(4)
Consists of (i) restricted shares of Class A common stock granted on November 3, 2014, which vest ratably over the first four anniversaries of the date of grant, subject to continued service as an employee, (ii) restricted shares of Class A common stock granted on February 27, 2015, which vest 25% on the first anniversary of the date of grant and 6.25% on each quarter-end thereafter, subject to continued service as an employee, (iii) restricted shares of Class A common stock granted on March 2, 2016, which vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee, and (iv) restricted shares of Class A common stock granted on March 7, 2017, which vest

  33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(5)
Consists of 3,125 Class O LTIP units granted on September 1, 2012, which were converted into OP units in 2018. See "—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Equity Incentive Plans—Vesting and Change in Control—LTIP Units" for a description of the Class O LTIP units and the terms of vesting.

(6)
Consists of (i) restricted shares of Class A common stock granted on August 31, 2015, which vest 33.33% on August 16, 2016, 33.33% vest on June 30, 2017, and 33.33% vest on June 30, 2018, subject to continued service as an employee, (ii) restricted shares of Class A common stock granted on March 31, 2016, which vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee, (iii) restricted shares of Class A common stock granted on April 1, 2016, which vest 25% on each anniversary of the date of grant, subject to continued service as an employee, and (iv) restricted shares of Class A common stock granted on March 7, 2017, which vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(7)
Consists of (i) restricted shares of Class A common stock granted on October 3, 2016, which vest 33% on October 2, 2017 and 8.375% on each quarter-end thereafter, subject to continued service as an employee, and (ii) restricted shares of Class A common stock granted on March 7, 2017, which vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

Potential Payments upon Termination or Change in Control

        The compensation payable to our named executive officers upon the following occurrences is set forth above in the sections entitled "—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Executive Employment Agreements" and "—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Equity Incentive Plans—Vesting and Change in Control":

  •
  voluntary termination by the executive for good reason (including following changes in control);

  •
  termination by us without cause (including following changes in control);

  •
  termination in the event of permanent disability or death of the executive; and

  •
  a change in control without a corresponding termination.

        The compensation payable to our named executive officers upon such terminations or change in control will be paid in a single lump sum. The other benefits will be conditioned upon the executive's continued compliance with the non-competition, non-solicitation, confidentiality and other covenants contained in the employment agreement. All of the foregoing benefits payable upon termination are conditioned upon the executive's execution of a general release of claims.

        The following table summarizes the cash payments and estimated equivalent cash value of benefits that would have been provided to our named executive officers under the terms of their employment agreements described above upon termination of those agreements under various scenarios, or upon a change in control without a termination, as of December 31, 2018.

	Termination			No Termination
Name	Without Cause/For Good Reason	Without Cause/ For Good Reason following a Change in Control(1)	Death/ Disability	Change in Control(2)
Chad L. Williams	$7,962,682	$9,592,682	$6,342,682	$4,680,288
Jeffrey H. Berson	$1,372,155	$3,190,740	$1,705,530	$1,705,530
Shirley E. Goza	$858,985	$1,938,020	$893,465	$893,465
Jon D. Greaves	$1,080,732	$2,438,980	$1,162,490	$1,162,490
Steven C. Bloom	$788,860	$1,798,868	$819,613	$819,613

(1)
Amounts assume that equity awards under the 2013 Plan are not assumed or continued by the surviving entity in the change in control and, therefore, that such awards vest in full upon the change in control. Equity awards under the 2010 Plan vest in full automatically upon a change in control.

(2)
Consists solely of acceleration of equity awards. Amounts assume that equity awards under the 2013 Plan are not assumed or continued by the surviving entity in the change in control and, therefore, that such awards vest in full upon the change in control.

Equity Compensation Plan Information

        The following table sets forth certain information, as of December 31, 2018, concerning shares of our Class A common stock authorized for issuance under our equity compensation plans.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by stockholders	2,037,163	$36.86	1,251,183
Equity compensation plans not approved by stockholders(1)	—	$—	—
Total equity compensation plans(2)	2,037,163	$36.86	1,251,183

(1)
Our Operating Partnership's 2010 Plan was approved in May 2010 by the board of directors of our Operating Partnership's then-general partner. Since the adoption of our 2013 Plan in connection with our initial public offering we have not made, and we will not make, any further awards under the 2010 Plan. The only awards that remained outstanding under the 2010 Plan as of December 31, 2018 consisted of 102,380 Class O LTIP units held by our directors, executive officers and employees. As of December 31, 2018, the vested portion of these LTIP units were convertible into 39,694 OP units.

(2)
This amount consists of options to purchase 1,628,006 shares of Class A common stock granted to certain of our directors and executive officers and options to purchase 409,157 shares of Class A common stock granted to certain non-executive officer employees. It does not include 420,309 outstanding shares of restricted stock granted to certain directors, executive officers and non-executive officer employees and outstanding as of December 31, 2018.

Chief Executive Officer Pay Ratio

        Presented below is the ratio of annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee (excluding our Chief Executive Officer). The ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.

        In identifying our median employee, we calculated the target annual total cash compensation of each employee as of October 31, 2018. Target total cash compensation for these purposes included base salary, cash incentives and commissions, and was calculated using internal human resources records. We did not apply any cost-of-living adjustments as part of the calculation.

        We selected the median employee based on the 601 full-time, part-time, leave of absence, exempt and non-exempt employees who were employed as of October 31, 2018. As of October 31, 2018, we did not have any non-U.S. employees.

        The 2018 annual total compensation as determined under Item 402 of Regulation S-K for our Chief Executive Officer was $6,326,927. The 2018 annual total compensation as determined under Item 402 of Regulation S-K for our median employee was $96,858. The ratio of our Chief Executive Officer's annual total compensation to our median employee's total compensation for fiscal year 2018 is 65.32 to 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of March 8, 2019 (the record date for the Annual Meeting) regarding the beneficial ownership of our common stock, OP units and LTIP units by (1) each of our directors, (2) each of our named executive officers, (3) all of our directors and executive officers as a group and (4) each holder of five percent or more of our common stock. The extent to which a person holds OP units or LTIP units as opposed to common stock is described in the footnotes below.

        The SEC has defined "beneficial ownership" of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, common stock subject to options or other rights (as set forth above) held by that person that are currently exercisable or will become exercisable within 60 days thereafter are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Each person named in the table has sole voting and investment power with respect to all of the common stock, OP units and LTIP units shown as beneficially owned by such person, except as otherwise indicated in the table or footnotes below. "OP units" refer to the common units of limited partnership interest in our Operating Partnership. "LTIP Units" refer to our Operating Partnership's Class O LTIP units. When vested, LTIP units are convertible by the holder into OP units on the terms set forth in our Operating Partnership's partnership agreement. OP units are redeemable for cash or, at our election, shares of our Class A common stock on a one-for-one basis.

        Unless otherwise indicated, the address of each named person is c/o QTS Realty Trust, Inc., 12851 Foster Street, Overland Park, Kansas 66213. To our knowledge, no shares beneficially owned by any executive officer or director have been pledged as security.

Beneficial Owner	Number of Shares and OP Units	Percentage of All Shares(1)	Percentage of All Shares and OP Units(2)
Directors and Executive Officers
Chad L. Williams(3)	7,127,296	11.5%	11.5%
Jeffrey H. Berson(4)	225,705	*	*
Shirley E. Goza(5)	89,546	*	*
Jon D. Greaves(6)	77,265	*	*
Steven C. Bloom(7)	39,437	*	*
John W. Barter(8)	111,282	*	*
William O. Grabe(9)	164,070	*	*
Catherine R. Kinney(10)	93,401	*	*
Peter A. Marino(11)	135,925	*	*
Scott D. Miller(12)	88,168	*	*
Mazen Rawashdeh(13)	3,673	*	*
Wayne M. Rehberger	—	*	*
Philip P. Trahanas(14)	204,269	*	*
Stephen E. Westhead(15)	47,742	*	*
All directors and executive officers as a group (15 persons)	8,431,911	13.4%	13.4%
Other 5% Stockholders
The Vanguard Group(16)	7,343,528	13.3%	11.9%
BlackRock, Inc.(17)	5,733,005	10.4%	9.3%

*
Less than 1.0%

(1)
Assumes a total of 55,256,487 shares of Class A common stock and 128,408 shares of Class B common stock are outstanding. In addition, amounts for individuals and directors and executive officers as a group assume that the "in the money" value of Class O LTIP units that are vested or will be vested within 60 days are converted into OP units and all OP units held by such persons are exchanged for our common stock. The total number of shares of common stock outstanding used in calculating this percentage assumes that none of the OP units or LTIP units held by other persons are exchanged for our common stock.

(2)
Assumes a total of 55,256,487 shares of Class A common stock, 128,408 shares of Class B common stock and 6,669,352 OP units are outstanding, in addition to each individual's OP units that would be received upon conversion of vested Class O LTIP units or Class O LTIP Units that will be vested within 60 days.

(3)
Consists of 276,257 shares of Class A common stock, 123,525 restricted shares of Class A common stock, 128,408 shares of Class B common stock, 307,106 options to purchase Class A common stock exercisable within 60 days and 6,292,000 OP units (985,000 of which are held in various family trusts of which Mr. Williams in the trustee).

(4)
Consists of 60,778 shares of Class A common stock, 56,574 restricted shares of Class A common stock and 108,353 options to purchase Class A common stock exercisable within 60 days.

(5)
Consists of 14,537 shares of Class A common stock, 23,988 restricted shares of Class A common stock and 39,375 options to purchase Class A common stock exercisable within 60 days, and 11,646 OP units.

(6)
Consists of 13,708 shares of Class A common stock, 35,007 restricted shares of Class A common stock and 28,550 options to purchase Class A common stock exercisable within 60 days.

(7)
Consists of 7,433 shares of Class A common stock, 21,343 restricted shares of Class A common stock and 10,661 options to purchase Class A common stock exercisable within 60 days.

(8)
Consists of 8,029 shares of Class A common stock, 1,905 restricted shares of Class A common stock, 90,348 options to purchase Class A common stock exercisable within 60 days and 11,000 OP units.

(9)
Consists of 6,674 shares of Class A common stock, 98,956 options to purchase Class A common stock exercisable within 60 days and 58,440 OP units. 4,849 shares of Class A common stock were deferred pursuant to our Director Deferred Compensation Plan and converted into stock-settled "deferred share units." The deferred share units will be settled in shares of Class A common stock upon the director's departure from the Board.

(10)
Consists of 11,657 shares of Class A common stock, 76,609 options to purchase Class A common stock exercisable within 60 days and 5,135 OP units. 4,959 shares of Class A common stock were deferred pursuant to our Director Deferred Compensation Plan and converted into stock-settled "deferred share units." The deferred share units will be settled in shares of Class A common stock upon the director's departure from the Board.

(11)
Consists of 15,390 shares of Class A common stock, 3,095 restricted shares of Class A common stock and 103,440 options to purchase Class A common stock exercisable within 60 days and 14,000 OP units.

(12)
Consists of 9,838 shares of Class A common stock, 74,455 options to purchase Class A common stock exercisable within 60 days and 3,875 OP units that would be received upon conversion of Class O LTIP units. 4,794 shares of Class A common stock were deferred pursuant to our Director Deferred Compensation Plan and converted into stock-settled "deferred share units." The deferred share units will be settled in shares of Class A common stock upon the director's departure from the Board.

(13)
Consists of 3,673 restricted shares of Class A common stock.

(14)
Consists of 71,824 shares of Class A common stock, 118,530 options to purchase Class A common stock exercisable within 60 days and 13,915 OP units that would be received upon conversion of Class O LTIP units. 5,730 shares of Class A common stock were deferred pursuant to our Director Deferred Compensation Plan and converted into stock-settled "deferred share units." The deferred share units will be settled in shares of Class A common stock upon the director's departure from the Board.

(15)
Consists of 5,014 shares of Class A common stock, 37,593 options to purchase Class A common stock exercisable within 60 days and 5,135 OP units. 5,014 shares of Class A common stock were deferred pursuant to our Director Deferred Compensation Plan and converted into stock-settled "deferred share units." The deferred share units will be settled in shares of Class A common stock upon the director's departure from the Board.

(16)
Based on Information provided in a Schedule 13G/A filed on February 12, 2019 by The Vanguard Group ("Vanguard"). According to the Schedule 13G/A, Vanguard beneficially owns 7,343,528 shares and has sole voting power with respect to 121,293 of such shares, shared voting power with respect to 66,513 of such shares, sole dispositive power with respect to 7,206,489 of such shares and shared dispositive power with respect to 137,039 of such shares; Vanguard Fiduciary Trust Company ("VFTC") beneficially owns 70,526 shares as a result of its serving as investment manager of collective trust accounts, and Vanguard Investments Australia, Ltd. ("VIA") beneficially owns 117,280 shares as a result of its serving as investment manager of Australian investment offerings. According to the Schedule 13G/A, VFTC and VIA are wholly owned subsidiaries of Vanguard. The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(17)
Based on Information provided in a Schedule 13G/A filed on February 11, 2019 that indicated that BlackRock, Inc. ("BlackRock") is a parent holding company or control person that beneficially owns 5,733,005 shares and has the sole voting power with respect to 5,569,996 of such shares and the sole dispositive power with respect to all of such shares. The Schedule 13G/A further indicated that the following subsidiaries of Blackrock acquired the shares reported on the Schedule 13G/A: BlackRock (Netherlands) B.V., BlackRock (Luxembourg) S.A., BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management North Asia Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd, BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd, BlackRock Investment Management, LLC and BlackRock Japan Co Ltd. The address of BlackRock is 55 East 52nd Street, New York, New York 10055.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Executive officers, directors and greater than ten percent stockholders also are required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

        Based solely upon a review of Forms 3, 4 and 5 and amendments thereto and written representations furnished to us during the most recent fiscal year, no person who at any time during the fiscal year was a director, officer, or beneficial owner of more than 10% of any class of our equity securities failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year, except that the following were filed late:

  •
  The Form 5 reporting the October 5, 2017, January 5, 2018 and April 5, 2018 purchases of shares of Class A common stock by our director, Peter Marino, pursuant to a broker-sponsored dividend reinvestment program;

  •
  The Form 4 reporting the September 30, 2018 and December 31, 2018 forfeiture of shares of Class A common stock by our Chief People Officer, Steven Bloom, to satisfy tax withholding obligations in connection with the vesting of restricted shares;

  •
  The Form 4 reporting the September 30, 2018 and December 31, 2018 forfeiture of shares of Class A common stock by our Vice President, Secretary and General Counsel, Shirley Goza, to satisfy tax withholding obligations in connection with the vesting of restricted shares;

  •
  The Form 4 reporting the September 30, 2018 and December 31, 2018 forfeiture of shares of Class A common stock by our Chief Technology Officer, Jon Greaves, to satisfy tax withholding obligations in connection with the vesting of restricted shares;

  •
  The Form 4 reporting the September 30, 2018 and December 31, 2018 forfeiture of shares of Class A common stock by our Chief Operations Officer, David Robey, to satisfy tax withholding obligations in connection with the vesting of restricted shares;

  •
  The Form 4 reporting the September 30, 2018 and December 31, 2018 forfeiture of shares of Class A common stock by our EVP—Finance and Accounting, William Schafer, to satisfy tax withholding obligations in connection with the vesting of restricted shares.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Tax Protection Agreement

        Upon completion of our initial public offering in October 2013, we entered into a tax protection agreement with Chad L. Williams, our Chairman, President and Chief Executive Officer, and his affiliates and family members who own OP units pursuant to which we agreed to indemnify them against certain tax liabilities resulting from: (1) the sale, exchange, transfer, conveyance or other disposition of our Atlanta-Metro, Atlanta-Suwanee or Santa Clara data centers in a taxable transaction prior to January 1, 2026, referred to as the protected period; (2) causing or permitting any transaction that results in the disposition by Mr. Williams or his affiliates and family members who own OP units of all or any portion of their interests in the our Operating Partnership in a taxable transaction during the protected period; or (3) our failure prior to the expiration of the protected period to maintain approximately $175 million of indebtedness that would be allocable to Mr. Williams and his affiliates for tax purposes or, alternatively, failing to offer Mr. Williams and his affiliates and family members who own OP units the opportunity to guarantee specific types of our Operating Partnership's indebtedness in order to enable them to continue to defer certain tax liabilities.

Partnership Agreement

        Concurrently with the completion of our initial public offering in October 2013, we entered into an amended and restated operating partnership agreement with the limited partners in our Operating Partnership. As of March 8, 2019 (the Record Date for the Annual Meeting) limited partners in our Operating Partnership (other than us) owned approximately 11.5% of our Operating Partnership. Pursuant to the operating partnership agreement, holders of OP units have the right beginning on the date that is the later of (1) November 1, 2014 (which was 12 months from the beginning of the first full calendar month following the completion of our initial public offering) and (2) the date of issuance of the OP units to require our Operating Partnership to redeem all or part of their OP units for cash equal to the then-current market value of an equal number of shares of our Class A common stock (determined in accordance with and subject to adjustment under the partnership agreement), or, at our election, to exchange their OP units for shares of our Class A common stock on a one-for-one basis subject to certain adjustments and the restrictions on ownership and transfer of our stock set forth in our charter. Additionally, pursuant to our operating partnership agreement, holders of vested Class O LTIP units may convert their units into a certain number of OP units in accordance with their terms. The limited partners in our Operating Partnership who held OP units received registration rights with respect to the shares of our Class A common stock that may be issued to them upon the exchange of their OP units, see "—Limited Partners' Registration Rights Agreement" below.

Limited Partners' Registration Rights Agreement

        Upon completion of our initial public offering in October 2013, we entered into a registration rights agreement with the limited partners in our Operating Partnership, including certain of our directors and executive officers. As required by the registration rights agreement, we filed a registration statement covering the issuance to the limited partners of shares of our Class A common stock upon redemption of their OP units (collectively, the "registrable shares"). The registration statement was declared effective on November 25, 2014.

        We also agreed to indemnify the persons receiving rights against specified liabilities, including certain potential liabilities arising under the Securities Act of 1933, as amended, or the Exchange Act, or to contribute to the expenses incurred or the payments such persons may be required to make in respect thereof. We agreed to pay all of the expenses relating to the registration and any underwritten offerings of such securities, including, without limitation, all registration, listing, filing and stock exchange or FINRA fees, all fees and expenses of complying with securities or "blue sky" laws, all printing expenses, all fees of counsel and independent public accountants retained by us and the cost of any liability insurance or other premiums for insurance obtained in connection with any shelf registration statement pursuant to the registration rights agreement. The holder will be responsible for underwriting discounts and commissions, any out-of-pocket expenses (including disbursements of such holder's counsel, accountants and other advisors) and any transfer taxes related to the sale or disposition of the shares.

Mr. Williams' Registration Rights Agreements

        Chad L. Williams, our Chairman, President and Chief Executive Officer, is a party to an amended and restated registration rights agreement. Under the registration rights agreement, beginning 180 days after the completion of our initial public offering, Mr. Williams has a demand right to require us to file a new registration statement and prospectus providing for the sale of some or all of his shares, provided that (i) unless he is registering all of his shares, the shares to be registered in any registration must have an aggregate offering price of at least $5 million, (ii) he may make only four such demands, and (iii) we are not required to effect more than two such demands in any 12 month period. Mr. Williams may require us to use our reasonable best efforts to cause any such demand registration to be in the form of an underwritten offering. We may satisfy this obligation by causing the requested shares to be included as part of an existing shelf registration statement that we then have on file with (and that has been declared effective by) the SEC. In addition to the foregoing, if we file a registration statement with respect to an offering for our own account or on behalf of a holder of our common stock, Mr. Williams will have the right, subject to certain limitations, to register such number of registrable shares held by him as he requests. With respect to underwritten offerings, we will not be required to include any of Mr. Williams' shares in the offering unless he accepts the terms of the offering as agreed between us and the underwriter, and then only in such amount as the underwriter believes will not jeopardize the success of the offering.

        The registration rights agreement also provides Mr. Williams registration rights similar to those under the limited partner registration rights agreement described above, in that we are required to file a registration statement covering the issuance to Mr. Williams of our Class A common stock upon redemption of his OP units.

        We have filed with the SEC a registration statement to satisfy our obligations under this and the limited partners' registration rights agreements. The registration statement was declared effective by the SEC on November 25, 2014.

        We also agreed in the registration right agreement to indemnify Mr. Williams against specified liabilities, including certain potential liabilities arising under the Securities Act of 1933, as amended, or the Exchange Act, or to contribute to the expenses incurred or the payments Mr. Williams may be required to make in respect thereof. We agreed to pay all of the expenses relating to the registration and any underwritten offerings of such securities, including, without limitation, all registration, listing, filing and stock exchange or FINRA fees, all fees and expenses of complying with securities or "blue sky" laws, all printing expenses, all fees of counsel and independent public accountants retained by us and the cost of any liability insurance or other premiums for insurance obtained in connection with any shelf registration statement pursuant to the registration rights agreement. The holder will be responsible for underwriting discounts and commissions, any out-of-pocket expenses (including disbursements of such holder's counsel, accountants and other advisors) and any transfer taxes related to the sale or disposition of the shares.

Office and Data Center Leases

        Our Operating Partnership leases approximately 27,000 square feet of office space and common area to house the Company's corporate headquarters and approximately 2,500 square feet of raised floor operating net rentable square feet data center space at the J. Williams Technology Center, which is a 35,000 square foot Class A office and technology building located at 12851 Foster Street in Overland Park, Kansas. The J. Williams Technology Centre is owned by Quality Investment Properties—Williams Centre, an entity that is 81% owned by Chad L. Williams, our Chairman, President and Chief Executive Officer, and 19% owned by other members of his family. The lease was entered into in January 2009 and amended, and in December 2017, the Company exercised its option to extend the term of the lease through December 31, 2022. We pay monthly rent of approximately $84,520 under the lease, plus our pro rata share of certain repair and maintenance expenses relating to the leased premises. We believe that the terms of this lease are fair and reasonable and reflect the terms we could expect to obtain in an arm's length transaction for comparable space elsewhere in Overland Park, Kansas

        CDJ Properties, LLC, a company 100% owned by Chad L. Williams, our Chairman, President and Chief Executive Officer, leases warehouse space from the Company at 8005 Bond Street, Lenexa, Kansas. During 2018, the Company received rent in the amount of approximately $49,000. In addition, CDJ Properties, LLC is required to pay for its pro rata share of certain repair and maintenance expenses. We believe that the terms of this lease are fair and reasonable and reflect the terms we could expect to obtain in an arm's length transaction for comparable space elsewhere in Lenexa, Kansas.

Business with Williams Family Companies

        Mr. Williams and his affiliates own various interests in and operate certain non-real estate businesses, including Quality Office Interiors, LLC ("Quality Office"), an office furnishing sales and design company. From time to time, we have made purchases of office furnishings from Quality Office through individual purchase orders in the ordinary course of business. For each such order, we paid a design fee to Quality Office equal to 15% of the cost of such order, and paid the cost of such order directly to the vendor, and reimbursed Quality Office for certain expenses. We believe that these purchase terms are fair and reasonable and reflect the terms we could expect to obtain in an arm's length transaction with another vendor. Quality Office is 49% owned by Mr. Williams, and the remaining interest is held by his immediate family member. In 2018, the total amount paid by us to Quality Office was approximately $470,810. We have determined to discontinue our going-forward relationship with Quality Office Interiors, which will reduce our related-party transactions.

Employment Agreements

        In 2017, we entered into new employment agreements with each of Messrs. Williams, Berson, Greaves and Bloom and Ms. Goza. For a description of the terms of these employment agreements, see "Compensation of Executive Officers—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Executive Employment Agreements."

Robey Employment Agreement

        In 2018, we also entered into an employment agreement with Mr. Robey.

        Pursuant to the employment agreement, we pay Mr. Robey an annual base salary of $300,000, subject to annual review. The employment agreement provides for a bonus opportunity for threshold performance targeted at 50% of Mr. Robey's base salary. Mr. Robey is also entitled to four weeks' paid vacation and certain other benefits.

        The employment agreement for Mr. Robey provides for a two-year term with automatic renewal terms of two years, unless either party gives a non-renewal notice within a specified time frame. The agreement further provides that, upon termination of the employment by the Company without "cause" (including nonrenewal by the Company of the agreement upon expiration) or by the executive for "good reason," as those terms are defined in the employment agreement, the executive will, upon execution of a release acceptable to us, be eligible to receive the following benefits in addition to his then-accrued obligations (as defined below):

  •
  one year of base pay plus the target bonus in effect on the termination date;

  •
  all bonus amounts earned but not yet paid for the year prior to the year in which the termination date occurs;

  •
  full vesting of any equity awards that would otherwise vest during the then-current term of the agreement;

  •
  reimbursement for premiums for 18 months of COBRA coverage if the executive elects COBRA coverage; and

  •
  outplacement services and support for a period of one year.

        However, if any such termination occurs within two years following a "change in control," the executive will be eligible to receive the following benefits (in lieu of the benefits listed above) in addition to his "accrued obligations":

  •
  an amount equal to the sum of (A) two times the base salary in effect on the date of the change in control or the date of the termination, whichever is higher, and (B) two times his annual bonus on date of termination or date of change in control, whichever is higher, calculated based on maximum bonus available assuming all performance goals are fully met;

  •
  reimbursement of the cost of health, disability and accidental death, and dismemberment insurance in an amount not less than that provided at the time of the executive's termination or, if greater, on the date on which the change in control occurred, until the earlier of (x) the date on which the executive becomes eligible to receive substantially the same or greater benefits from another employer or (y) the second anniversary of the date of the termination; and

  •
  one year of outplacement services and support.

        The employment agreement further provides that if the executive is terminated following death or disability, the executive will be eligible to receive all "accrued obligations" and, if not previously vested in full, all equity awards granted to the executive will fully vest as of the termination date.

        In the event we terminate the executive for "cause" or the executive terminates employment without "good reason," we will be obligated to pay the executive all "accrued obligations." The employment agreement generally defines "change in control," "cause", "good reason" and "accrued obligations" as defined in the employment agreement with Mr. Berson. In addition, the employment agreement with Mr. Robey also includes non-compete and confidentiality covenants that are substantially the same as in the employment agreement with Mr. Berson. See "Compensation of Executive Officers—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Executive Employment Agreements—Berson Employment Agreement."

Charter Aircraft Arrangement

        Beginning in June 2015, the Company began to charter an aircraft from Priester Aviation for business purposes. The Company pays a charter fee directly to Priester Aviation for its use of the aircraft. The aircraft is owned by Hawker I, LLC and operated by Quality Group of Companies, LLC, and both companies are 100% owned by Chad L. Williams, our Chairman, President and Chief Executive Officer. Quality Group of Companies, LLC hired Priester Aviation, a third-party aviation service provider, to operate and manage all charter services of the aircraft. During 2018, $561,691 of the amount that the Company paid to Priester Aviation for charter flights was paid to Quality Group of Companies, LLC.

Intellectual Property

        In August 2013, in connection with our initial public offering, we entered into a license agreement with Quality Group of Companies, LLC ("QGC"), which is owned by Chad L. Williams, pursuant to which QGC granted us a license to use the trademarked stylized "Q" used in QGC's logo at no cost. On April 3, 2017, we entered into an amended and restated license agreement with QGC. Under the terms of the amended and restated license agreement, QGC continues to grant us a license to use the trademarked stylized "Q" and QGC is responsible for the costs and expenses associated with maintaining the registrations for the trademark. The license will terminate if Mr. Williams' employment with us or any affiliate is terminated or if it is determined in a final binding legal decision that we or an affiliate have breached a written employment agreement with Mr. Williams.

        In April 2017, we entered into a license agreement with Chad. L. Williams to display certain artwork he owns in certain of our properties at no cost. The agreement has a one-year term, with automatic renewals on a year-to-year basis unless either party provides 30-days written notice to the other party.

Indemnification Agreements

        We have entered into indemnification agreements with each of our executive officers and directors that obligate us to indemnify them to the maximum extent permitted by Maryland law. The indemnification agreements provide that if a director or executive officer is a party or is threatened to be made a party to any proceeding by reason of such director's or executive officer's status as a director, officer or employee of our company, we must indemnify such director or executive officer for all reasonable expenses and liabilities actually incurred by him or her, or on his or her behalf, unless it has been established that:

  •
  the act or omission of the director or executive officer was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty;

  •
  the director or executive officer actually received an improper personal benefit in money, property or services; or

  •
  with respect to any criminal action or proceeding, the director or executive officer had reasonable cause to believe that his or her conduct was unlawful;

provided, however, that we (i) have no obligation to indemnify such director or executive officer for a proceeding by or in the right of our company, for reasonable expenses and liabilities actually incurred by him or her, or on his or her behalf, if it has been adjudged that such director or executive officer is liable to us with respect to such proceeding and (ii) have no obligation to indemnify or advance expenses of such director or executive officer for a proceeding brought by such director or executive officer against the company, except for a proceeding brought to enforce indemnification under Section 2-418 of the MGCL or as otherwise provided by our bylaws, our charter, a resolution of the Board or an agreement approved by the Board. Under the MGCL, a Maryland corporation may not indemnify a director or officer in a suit by or in the right of the corporation in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received.

        Upon application of a director or executive officer of our company to a court of appropriate jurisdiction, the court may order indemnification of such director or executive officer if:

  •
  the court determines that such director or executive officer is entitled to indemnification under Section 2-418(d)(1) of the MGCL, in which case the director or executive officer shall be entitled to recover from us the expenses of securing such indemnification; or

  •
  the court determines that such director or executive officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director or executive officer has met the standards of conduct set forth in Section 2-418(b) of the MGCL or has been adjudged liable for receipt of an "improper personal benefit" under Section 2-418(c) of the MGCL; provided, however, that our indemnification obligations to such director or executive officer will be limited to the expenses actually and reasonably incurred by him or her, or on his or her behalf, in connection with any proceeding by or in the right of our company or in which the officer or director shall have been adjudged liable for receipt of an improper personal benefit under Section 2-418(c) of the MGCL.

        Notwithstanding, and without limiting any other provisions of the indemnification agreements, if a director or executive officer is a party or is threatened to be made a party to any proceeding by reason of such director's or executive officer's status as our director, officer or employee, and such director or executive officer is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such proceeding, we must indemnify such director or executive officer for all expenses actually and reasonably incurred by him or her, or on his or her behalf, in connection with each successfully resolved claim, issue or matter, including any claim, issue or matter in such a proceeding that is terminated by dismissal, with or without prejudice.

        We must pay all indemnifiable expenses in advance of the final disposition of any proceeding if the director or executive officer furnishes us with a written affirmation of the director's or executive officer's good faith belief that the standard of conduct necessary for indemnification by us has been met and a written undertaking to reimburse us if a court of competent jurisdiction determines that the director or executive officer is not entitled to indemnification.

        In addition to the indemnification agreements, our charter and bylaws obligate us, to the maximum extent permitted by Maryland law, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (1) any of our present or former directors or officers who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (2) any individual who, while serving as our director or officer and at our request, serves or has served another corporation, REIT, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, REIT, partnership, joint venture, trust, employee benefit plan or other enterprise, and who is made or threatened to be made a party to the proceeding by reason of his service in that capacity.

Review, Approval or Ratification of Transactions with Related Persons

        Our Code of Business Conduct and Ethics prohibits directors and executive officers from engaging in transactions that may result in a conflict of interest with us. The Code of Business Conduct and Ethics allows exceptions to this prohibition, but only if a majority of the disinterested directors approve the transaction or the transaction has otherwise been approved pursuant to the Company's Related Party Transaction Policy. According to the Related Party Transaction Policy and the Audit Committee's charter, the Audit Committee will review any transaction involving a director or officer that may create a conflict of interest. The Audit Committee will either approve or reject the transaction or refer the transaction to the full Board or other appropriate committee in its discretion.

MISCELLANEOUS

Other Matters to Come Before the Annual Meeting

        No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the proxy card will vote all proxies solicited by this Proxy Statement as recommended by the Board, or, if no such recommendation is given, in their own discretion.

Stockholder Proposals and Nominations for the 2019 Annual Meeting

        Any proposal of a stockholder intended to be included in our proxy statement for the 2020 Annual Meeting of Stockholders (the "2020 Annual Meeting") pursuant to SEC Rule 14a-8 must be received by us no later than November 21, 2019 unless the date of our 2020 Annual Meeting is more than 30 days before or after May 9, 2020, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals should be directed to our Corporate Secretary, at 12851 Foster Street, Overland Park, Kansas 66213.

        In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 12 of our bylaws, which are on file with the SEC and may be obtained from Investor Relations upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the stockholders for the 2019 Annual Meeting must be received no earlier than October 22, 2019 and no later than 5:00 p.m., Eastern Time, on November 21, 2019. However, in the event that the 2020 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the 2019 Annual Meeting, notice by the stockholder to be timely must be received no earlier than the 150th day prior to the date of the meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the meeting or the tenth day following the date of the first public announcement of the meeting.

Householding of Proxy Materials

        If you and other residents at your mailing address own shares of common stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as "householding." If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our annual report and Proxy Statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm and your account number to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 (telephone number: 1-800-542-1061). The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this Proxy Statement or our annual report, we will promptly send a copy to you if you address your written request to or call QTS Realty Trust, Inc., 12851 Foster Street, Overland Park, Kansas 66213, Attention: Investor Relations at (678) 835-4443 or ir@qtsdatacenters.com. If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting Investor Relations in the same manner.

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 9, 2019

        This Proxy Statement and our 2018 Annual Report are available on our website at www.qtsdatacenters.com. In addition, our stockholders may access this information, as well as transmit their voting instructions, at www.proxyvote.com by having their proxy card and related instructions in hand.

        Additional copies of this Proxy Statement and our Annual Report will be furnished to our stockholders upon written request to the Corporate Secretary at the mailing address for our executive offices set forth on the first page of this Proxy Statement. If requested by eligible stockholders, we will provide copies of exhibits to our Annual Report on Form 10-K for the year ended December 31, 2018 for a reasonable fee.

By Order of the Board of Directors

Shirley E. Goza Secretary

Overland Park, Kansas

March 20, 2019

Appendix A

QTS REALTY TRUST, INC.

ARTICLES OF AMENDMENT

        QTS REALTY TRUST, INC., a Maryland corporation (the "Company"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

        FIRST:    Section 4.2 of Article IV of the Articles of Amendment and Restatement, as amended, of the Company filed on October 7, 2013 (the "Charter") hereby is amended by deleting such Section 4.2 and replacing it in its entirety with the following:

*******

        "Section 4.2 Number of Directors.    The number of directors constituting the entire Board of Directors is currently set at ten (10), but may hereafter be increased or decreased by the Board of Directors in accordance with the provisions set forth in the Bylaws, but shall never be fewer than the minimum number required by the Maryland General Corporation Law (the "MGCL") nor more than fifteen (15).

        It shall not be necessary to list in this Charter the names of any directors hereinafter elected.

        Except as may be provided by the Board of Directors in setting the terms of any class or series of stock, any and all vacancies on the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is elected and qualifies."

*******

        SECOND:    The amendment to the Charter as set forth above has been duly approved and advised by the Board of Directors of the Company and approved by the stockholders of the Company as required by law.

        THIRD:    There has been no increase in the authorized stock of the Company effected by the amendment to the Charter as set forth above.

        FOURTH:    The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption were not changed by the foregoing amendment.

        FIFTH:    The undersigned officer acknowledges these Articles of Amendment to be the corporate act of the Company and as to all matters of facts required to be verified under oath, the undersigned officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[Remainder of page intentionally left blank]

A-1

        IN WITNESS WHEREOF, QTS Realty Trust, Inc. has caused these Articles of Amendment to be executed under seal in its name and on its behalf by the undersigned officer, and attested to by its Secretary, on this    day of                , 2019.

QTS REALTY TRUST, INC.
By:	Chad L. Williams Chief Executive Officer

Attest:	Shirley E. Goza General Counsel and Secretary

Return Address:

QTS Realty Trust, Inc.
12851 Foster Street
Overland Park, Kansas 66213

A-2

Appendix B

AMENDMENT #3 TO
QTS REALTY TRUST, INC.
2013 EQUITY INCENTIVE PLAN

1.
Section 4.1 of the QTS Realty Trust, Inc. 2013 Equity Incentive Plan (the "Plan") is hereby amended to delete Section 4.1 in its entirety and replace it with the following:

"4.1
Number of Shares Available for Awards.

  Subject to adjustment as provided in Section 18, effective May 9, 2019, the number of Shares available for issuance under the Plan shall be increased by One Million, One Hundred Ten Thousand (1,110,000) Shares to a total of Five Million, Eight Hundred Sixty Thousand (5,860,000). Subject to adjustment as provided in Section 18, the number of Shares available for issuance as Incentive Share Options shall be Five Million, Eight Hundred Sixty Thousand (5,860,000). Shares issued or to be issued under the Plan shall be authorized but unissued shares or treasury Shares or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee."

2.
Section 6.2 of the Plan is hereby amended to delete Section 6.2 in its entirety and replace it with the following:

"6.2
Limitation on Shares Subject to Awards and Cash Awards.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act and the transition period under Treasury Regulation Section 1.162-27(f)(2) has lapsed or does not apply:

  (i)
  the maximum number of Shares subject to Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6, other than an Outside Director, is four hundred fifty thousand (450,000) Shares in a calendar year;

  (ii)
  the maximum number of Shares that can be granted under the Plan pursuant to an Award subject to time-based vesting, other than pursuant to an Option or SARs, to any person eligible for an Award under Section 6, other than an Outside Director, is two hundred twenty-five thousand (225,000) Shares in a calendar year;

  (iii)
  the maximum number of Shares that can be granted under the Plan pursuant to any Performance Award to any person eligible for an Award under Section 6, other than an Outside Director, is seven hundred fifty thousand (750,000) Shares in a calendar year;

  (iv)
  notwithstanding the foregoing, the maximum number of Shares subject to Awards that can be granted under the Plan to any person eligible for an Award under Section 6, other than an Outside Director, in the calendar year that the person is first employed by the Company or its Affiliates shall be three times the number set forth in each of paragraphs (i), (ii) and (iii) above;

  (v)
  the total value of the Awards granted during a single calendar year to any Outside Director (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes), taken together with any cash retainers paid to such Outside Director during the calendar year, shall not exceed seven hundred fifty thousand Dollars ($750,000); provided, that in any calendar year that an Outside Director is first providing Service as an Outside Director, the foregoing limit shall be one million Dollars ($1,000,000); and

B-1

  (vi)
  the maximum amount that may be paid as an Annual Incentive Award in a calendar year to any person eligible for an Award, other than an Outside Director, shall be five million Dollars ($5,000,000) and the maximum amount that may be paid as a cash-settled Performance Award in respect of a performance period by any person eligible for an Award, other than an Outside Director, shall be five million Dollars ($5,000,000).

        The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 18."

3.
This Amendment shall become effective upon receipt of the necessary approval of the stockholders of QTS Realty Trust, Inc. (the "Company") at the Company's 2019 Annual Meeting of Stockholders.

4.
Except as set forth above, the terms of the Plan shall be unchanged.

QTS Realty Trust, Inc.
By:
Name:
Title:

B-2

Appendix C

 QTS REALTY TRUST, INC.

2013 EQUITY INCENTIVE PLAN

(As Amended by Amendments No. 1 and No. 2)

C-i

C-ii

QTS REALTY TRUST, INC.

2013 EQUITY INCENTIVE PLAN

        QTS Realty Trust, Inc., a Maryland corporation (the "Company"), sets forth herein the terms of its 2013 Equity Incentive Plan (the "Plan"), as follows:

1.     PURPOSE

        The Plan is intended to (a) provide incentive to officers, employees, directors and other eligible persons to stimulate their efforts towards the success of the Company and to operate and manage its business in a manner that will provide for the long term growth and profitability of the Company; and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of share options, share appreciation rights, restricted shares, unrestricted shares, share units (including deferred share units), dividend equivalent rights, long-term incentive units, other equity-based awards and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Share options granted under the Plan may be non-qualified share options or incentive share options, as provided herein.

2.     DEFINITIONS

        For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

        2.1     "Affiliate" means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For purposes of granting Options or Share Appreciation Rights, an entity may not be considered an Affiliate of the Company unless the Company holds a "controlling interest" in such entity, where the term "controlling interest" has the same meaning as provided in Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that the language "at least 50 percent" is used instead of "at least 80 percent" and, provided further, that where granting of Options or Share Appreciation Rights is based upon a legitimate business criteria, the language "at least 20 percent" is used instead of "at least 80 percent" each place it appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

        2.2     "Annual Incentive Award" means an Award, denominated in cash, made subject to attainment of performance goals (as described in Section 14) over a Performance Period of up to one (1) year (which shall correspond to the Company's fiscal year, unless otherwise specified by the Board).

        2.3     "Applicable Laws" means the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders, and the rules of any applicable stock exchange or national market system, of any jurisdiction applicable to Awards granted to residents therein.

        2.4     "Award" means a grant of an Option, Share Appreciation Right, Restricted Share, Unrestricted Share, Share Unit, Dividend Equivalent Right, Performance Award, Annual Incentive Award, LTIP Unit, or Other Equity-Based Award under the Plan.

        2.5     "Award Agreement" means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

        2.6     "Benefit Arrangement" shall have the meaning set forth in Section 16.

        2.7     "Board" means the Board of Directors of the Company.

        2.8     "Cause" means, as determined by the Board and unless otherwise provided in an applicable agreement (including an employment agreement) with the Company or an Affiliate, in which case the definition contained in such agreement shall control: (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a felony; (iii) conviction of any other criminal offense involving an act of dishonesty intended to result in substantial personal enrichment of such Grantee at the expense of the Company or an Affiliate; or (iv) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

        2.9     "Change in Control" means:

          (1)     Any "person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities;

          (2)     During any period of twelve consecutive months, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (1), (3) or (4) hereof) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or actual threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

          (3)     The consummation of a merger or consolidation of the Company with any other entity or approve the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof) pursuant to applicable exchange requirements, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 50.1% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of either of the then outstanding shares of Common Shares or the combined voting power of the Company's then outstanding voting securities; or

          (4)     The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction or series of transactions within a period of twelve months ending on the date of the last sale or disposition having a similar effect).

Notwithstanding anything herein to the contrary, (i) the determination as to whether a "Change in Control" as defined herein has occurred shall be determined in accordance with the requirements of Code Section 409A and shall be intended to constitute a "change in control event" within the meaning of Code Section 409A, except to that the extent the provisions herein are more restrictive than the requirements of Code Section 409A, and (ii) in no event shall there be a Change in Control if General Atlantic or one of its Affiliates continues to beneficially own more than 50% of the voting securities of the Company (or the surviving or parent entity).

        2.10   "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

        2.11   "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2 (or, if no Committee has been designated, the Board itself).

        2.12   "Company" means QTS Realty Trust, Inc., a Maryland corporation.

        2.13   "Covered Employee" means a Grantee who is a covered employee within the meaning of Code Section 162(m)(3).

        2.14   "Determination Date" means the Grant Date or such other date as of which the Fair Market Value of a Share is required to be established for purposes of the Plan.

        2.15   "Disability" means the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Share Option following termination of the Grantee's Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

        2.16   "Dividend Equivalent Right" means a right, granted to a Grantee under Section 13, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

        2.17   "Effective Date" means October 8, 2013, the date the Securities and Exchange Commission declares the Company's registration statement on Form S-11, related to its initial public offering, to be effective.

        2.18   "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

        2.19   "Fair Market Value" means the fair market value of a Share for purposes of the Plan, which shall be determined as of any Determination Date as follows:

          (a)     If on such Determination Date the Shares are listed on a Stock Exchange, or are publicly traded on another established securities market (a "Securities Market"), the Fair Market Value of a Share shall be the closing price of the Share as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a Share shall be the closing price of the Share on the next trading day on which any sale of Shares shall have been reported on such Stock Exchange or such Securities Market.

          (b)    If on such Determination Date the Shares are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a Share shall be the value of the Share as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

        Notwithstanding this Section 2.19 or Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 19.3, the Fair Market Value will be determined by the Company using any reasonable method, determined by the Company in good faith on such basis as it deems appropriate and applied consistently with respect to Grantees.

        2.20   "Family Member" means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

        2.21   "Grant Date" means, as determined by the Board, the latest to occur of (i) the date as of which the Company completes the action constituting the Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other later date as may be specified by the Board.

        2.22   "Grantee" means a person who receives or holds an Award under the Plan.

        2.23   "Incentive Share Option" means an "incentive stock option" within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

        2.24   "Long-Term Incentive Unit" or "LTIP Unit" means an Award under Section 15 of an interest in the operating partnership affiliated with the Company.

        2.25   "Non-qualified Share Option" means an Option that is not an Incentive Share Option.

        2.26   "Option" means an option to purchase one or more Shares pursuant to the Plan.

        2.27   "Option Price" means the exercise price for each Share subject to an Option.

        2.28   "Other Agreement" shall have the meaning set forth in Section 16.

        2.29   "Other Equity-Based Award" means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, other than an Option, Share Appreciation Right, Restricted Share, Unrestricted Share, Share Unit, Dividend Equivalent Right, Performance Award or Annual Incentive Award.

        2.30   "Outside Director" means a member of the Board who is not an officer or employee of the Company.

        2.31   "Performance Award" means an Award made subject to the attainment of performance goals (as described in Section 14) over a Performance Period of up to ten (10) years.

        2.32   "Performance-Based Compensation" means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for "qualified performance-based compensation" paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for "qualified performance-based compensation" under Code Section 162(m) does not constitute performance-based compensation for other purposes, including for purposes of Code Section 409A.

        2.33   "Performance Measures" means measures as described in Section 14 on which the performance goals are based and which have been approved by the Company's shareholders pursuant to the Plan in order to qualify Awards as Performance-Based Compensation.

        2.34   "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

        2.35   "Plan" means this QTS Realty Trust, Inc. 2013 Equity Incentive Plan, as amended from time to time.

        2.36   "Prior Plan" means the QualityTech L.P. 2010 Equity Incentive Plan, as amended from time to time.

        2.37   "Purchase Price" means the purchase price for each Share pursuant to a grant of Restricted Shares, Share Units or Unrestricted Shares.

        2.38   "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

        2.39   "Restricted Shares" means Shares, awarded to a Grantee pursuant to Section 10.

        2.40   "SAR Exercise Price" means the per share exercise price of a SAR granted to a Grantee under Section 9.

        2.41   "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

        2.42   "Service" means service as a Service Provider to the Company or any Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or any Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive. Notwithstanding any other provision to the contrary, for any individual providing services solely as a director, only service to the Company or any of its Subsidiaries constitutes Service. If the Service Provider's employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when the entity ceases to be an Affiliate unless the Service Provider's employment or other service relationship has been transferred by the Company or one of its remaining Affiliates to the Company or one of its remaining Affiliates.

        2.43   "Service Provider" means an employee, officer, director, or a consultant or adviser (who is a natural person) providing services to the Company or any of its Affiliates.

        2.44   "Shares" means the shares of Class A common stock, par value $0.01 per share, of the Company.

        2.45   "Share Appreciation Right" or "SAR" means a right granted to a Grantee under Section 9.

        2.46   "Share Units" means an Award representing the equivalent of one Share awarded to a Grantee pursuant to Section 10 that will be settled in an amount in cash, Shares or both, subject to the terms and conditions of the Award.

        2.47   "Stock Exchange" means the New York Stock Exchange or another established national or regional stock exchange.

        2.48   "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Code Section 424(f).

        2.49   "Substitute Award" means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

        2.50   "Ten Percent Shareholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, its parent or any of its Subsidiaries. In determining Share ownership, the attribution rules of Code Section 424(d) shall be applied.

        2.51 "Unrestricted Shares" shall have the meaning set forth in Section 11.

        Unless the context otherwise requires, all references in the Plan to "including" shall mean "including without limitation."

        References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

3.     ADMINISTRATION OF THE PLAN

        3.1.  Board.

        The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and Applicable Laws. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement, including the authority to adopt, alter and repeal administrative rules and guidelines governing the Plan. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which a quorum is present or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and Applicable Laws. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

  3.2.
  Committee.

        The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the Company's certificate of incorporation and by-laws and Applicable Laws.

            (i)  Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a) qualify as "outside directors" within the meaning of Section 162(m) of the Code; (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (c) comply with the independence requirements of the Stock Exchange on which the Shares are listed.

           (ii)  The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not executive officers (as defined under Rule 3b-7 or the Exchange Act) or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards, subject to the requirements of Code Section 162(m), Rule 16b-3 and the rules of the Stock Exchange on which the Shares are listed.

        In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by a Committee if the power and authority to do so has been delegated (and such delegated authority has not been revoked) to such Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board, provided, that such member of the Board to whom the Committee delegates authority under the Plan must be an Outside Director who satisfies the requirements of Subsection (i)(a)-(c) of this Section 3.2.

  3.3.
  Terms of Awards.

        Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

  (i)
  designate Grantees;

  (ii)
  determine the type or types of Awards to be made to a Grantee;

  (iii)
  determine the number of Shares to be subject to an Award;

  (iv)
  establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto, the treatment of an Award in the event of a Change in Control, and any terms or conditions that may be necessary to qualify Options as Incentive Share Options);

  (v)
  prescribe the form of each Award Agreement evidencing an Award; and

  (vi)
  amend, modify, or reprice (except as such practice is prohibited by Section 3.5 herein) the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make or modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee's rights under such Award.

  3.4.
  Forfeiture; Recoupment.

        The Company may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of employees or clients of the Company or any Affiliate, (d) confidentiality obligation with respect to the Company or any Affiliate, or (e) other agreement, as and to the extent specified in such Award Agreement. The Company may annul an outstanding Award if the Grantee thereof is an employee and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for "cause" as defined in any other agreement between the Company or any Affiliate and such Grantee, as applicable.

        Any Award granted pursuant to the Plan is subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is or in the future becomes subject to any Company "clawback" or recoupment policy that requires the repayment by the Grantee to the Company of compensation paid by the Company to the Grantee in the event that the Grantee fails to comply with, or violates, the terms or requirements of such policy. Such policy may authorize the Company to recover from a Grantee incentive-based compensation (including Options awarded as compensation) awarded to or received by such Grantee during a period of up to three (3) years, as determined by the Committee, preceding the date on which the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws.

        Furthermore, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and any Award Agreement so provides, any Grantee of an Award under such Award Agreement who knowingly engaged in such misconduct, was grossly negligent in engaging in such misconduct, knowingly failed to prevent such misconduct or was grossly negligent in failing to prevent such misconduct, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document that contained information affected by such material noncompliance.

        Notwithstanding any other provision of the Plan or any provision of any Award Agreement, if the Company is required to prepare an accounting restatement, Grantees shall forfeit any cash or Shares received in connection with an Award (or an amount equal to the Fair Market Value of such Shares on the date of delivery if the Grantee no longer holds the Shares) if pursuant to the terms of the Award Agreement for such Award, the amount of the Award earned or the vesting in the Award was explicitly based on the achievement of pre-established performance goals set forth in the Award Agreement (including earnings, gains, or other performance goals) that are later determined, as a result of the accounting restatement, not to have been achieved.

  3.5.
  No Repricing.

        Except in connection with a corporate transaction involving the Company (including, without limitation, any share dividend, distribution (whether in the form of cash, shares, other securities or other property), share split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities or similar transaction), the Company may not, without obtaining shareholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price above the current share price in exchange for cash or other securities.

  3.6.
  No Liability.

        No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

  3.7.
  Share Issuance/Book-Entry.

        Notwithstanding any provision of the Plan to the contrary, the issuance of the Shares under the Plan may be evidenced in such a manner as the Board, in its discretion, deems appropriate, including, without limitation, book-entry or direct registration or issuance of one or more share certificates.

4.     SHARES SUBJECT TO THE PLAN

  4.1.
  Number of Shares Available for Awards.

        Subject to adjustment as provided in Section 18, the number of Shares available for issuance under the Plan shall be Four Million Seven-Hundred Fifty Thousand (4,750,000). Subject to adjustment as provided in Section 18, the number of Shares available for issuance as Incentive Share Options shall be Four Million Seven-Hundred Fifty Thousand (4,750,000). Shares issued or to be issued under the Plan shall be authorized but unissued shares or treasury Shares or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee.

  4.2.
  Adjustments in Authorized Shares.

        The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies. The number of Shares reserved pursuant to Section 4 shall be increased by the corresponding number of awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to awards before and after the substitution. Available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the number of Shares available under the Plan, subject to requirements of the Stock Exchange on which the Shares are listed.

  4.3.
  Share Usage.

        Shares covered by an Award shall be counted as used as of the Grant Date. Any Shares that are subject to Awards shall be counted against the limit set forth in Section 4.1 as one (1) Share for every one (1) Share subject to an Award. Awards of LTIP Units shall count against the limit set forth in Section 4.1 on a one-for-one basis, i.e., each such unit shall be treated as an award of one (1) Share. With respect to SARs, the number of Shares subject to an award of SARs will be counted against the aggregate number of Shares available for issuance under the Plan regardless of the number of Shares actually issued to settle the SAR upon exercise. If any Shares covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Shares subject thereto, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan in the same amount as such Shares were counted against the limit set forth in Section 4.1. The number of Shares available for issuance under the Plan shall not be increased by (i) any Shares tendered or withheld or Award surrendered in connection with the purchase of Shares upon exercise of an Option as described in Section 12.2, (ii) any Shares deducted or delivered from an Award payment in connection with the Company's tax withholding obligations as described in Section 19.3 or (iii) any Shares purchased by the Company with proceeds from option exercises.

5.     EFFECTIVE DATE, DURATION AND AMENDMENTS

  5.1.
  Effective Date; Prior Plan.

        The Plan shall be effective as of the Effective Date. Following the Effective Date, no new awards will be granted under the Prior Plan.

  5.2.
  Term.

        The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

  5.3.
  Amendment and Termination of the Plan.

        The Board may, at any time and from time to time, amend, suspend, or terminate the Plan. An amendment shall be contingent on approval of the Company's shareholders to the extent stated by the Board, required by Applicable Laws or required by the Stock Exchange on which the Shares are listed. No amendment will be made to the no-repricing provisions of Section 3.5 or the option pricing provisions of Section 8.1 without the approval of the Company's shareholders. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.     AWARD ELIGIBILITY AND LIMITATIONS

  6.1.
  Service Providers and Other Persons.

        Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider, as the Board shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

  6.2.
  Limitation on Shares Subject to Awards and Cash Awards.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act and the transition period under Treasury Regulation Section 1.162-27(f)(2) has lapsed or does not apply:

  (i)
  the maximum number of Shares subject to Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6 is four hundred fifty thousand (450,000) Shares in a calendar year;

  (ii)
  the maximum number of Shares that can be granted under the Plan, other than pursuant to an Option or SARs, to any person eligible for an Award under Section 6 is two hundred twenty-five thousand (225,000) Shares in a calendar year; and

  (iii)
  the maximum amount that may be paid as an Annual Incentive Award in a calendar year to any person eligible for an Award shall be five million Dollars ($5,000,000) and the maximum amount that may be paid as a cash-settled Performance Award in respect of a performance period by any person eligible for an Award shall be five million Dollars ($5,000,000).

        The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 18.

  6.3.
  Stand-Alone, Additional, Tandem and Substitute Awards.

        Subject to Section 3.5, Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. Subject to Section 3.5, if an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Notwithstanding Section 8.1 and Section 9.1 but subject to Section 3.5, the Option Price of an Option or the grant price of an SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a Share on the original date of grant; provided, that, the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder for any Incentive Share Option and consistent with Code Section 409A for any other Option or SAR.

7.     AWARD AGREEMENT

        Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Share Options or Incentive Share Options, and in the absence of such specification such options shall be deemed Non-qualified Share Options.

8.     TERMS AND CONDITIONS OF OPTIONS

  8.1.
  Option Price.

        The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of a Share on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Shareholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Share Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

  8.2.
  Vesting.

        Subject to Sections 8.3 and 18.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of Shares subject to an Option shall be rounded down to the next nearest whole number.

  8.3.
  Term.

        Each Option granted under the Plan shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Share Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

  8.4.
  Termination of Service.

        Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee's Service, and if an Award Agreement does not contain such a provision, vested Options may be exercised for 90 days following termination of the Grantee's Service, unless such termination is for Cause, in which case all Options shall expire upon the termination of the Grantee's Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

  8.5.
  Limitations on Exercise of Option.

        Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein or after the occurrence of an event referred to in Section 18 which results in termination of the Option.

  8.6.
  Method of Exercise.

        Subject to the terms of Section 12 and Section 19.3, an Option that is exercisable may be exercised by the Grantee's delivery to the Company of notice of exercise on any business day, at the Company's principal office, on the form specified by the Company and in accordance with any additional procedures specified by the Board. Such notice shall specify the number of Shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the Shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.

  8.7.
  Rights of Holders of Options.

        Unless otherwise stated in the applicable Award Agreement, an individual or entity holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares or to receive notice of any meeting of the Company's shareholders) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 18, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

  8.8.
  Delivery of Share Certificates.

        Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee's ownership of the Shares subject to such Option as shall be consistent with Section 3.8.

  8.9.
  Transferability of Options.

        Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

  8.10.
  Family Transfers.

        If authorized in the applicable Award Agreement or by the Board, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Share Option to any Family Member. For the purpose of this Section 8.10, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

  8.11.
  Limitations on Incentive Share Options.

        An Option shall constitute an Incentive Share Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Share Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

  8.12.
  Notice of Disqualifying Disposition.

        If any Grantee shall make any disposition of Shares issued pursuant to the exercise of an Incentive Share Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.     TERMS AND CONDITIONS OF SHARE APPRECIATION RIGHTS

  9.1.
  Right to Payment and Grant Price.

        A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the SAR Exercise Price as determined by the Board. The Award Agreement for a SAR shall specify the SAR Exercise Price, which shall be at least the Fair Market Value of one (1) Share on the Grant Date. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Exercise Price that is no less than the Fair Market Value of one Share on the SAR Grant Date; and provided further that a Grantee may only exercise either the SAR or the Option with which it is granted in tandem and not both.

  9.2.
  Other Terms.

        The Board shall determine on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

  9.3.
  Term.

        Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such SAR.

  9.4.
  Transferability of SARS.

        Except as provided in Section 9.5, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise a SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

  9.5.
  Family Transfers.

        If authorized in the applicable Award Agreement and by the Board, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to a SAR shall be subject to the same restrictions on transfer or shares as would have applied to the Grantee. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.   TERMS AND CONDITIONS OF RESTRICTED SHARES AND SHARE UNITS

  10.1.
  Grant of Restricted Shares or Share Units.

        Awards of Restricted Shares or Share Units may be made for consideration or no consideration (other than the par value of the Shares which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate of the Company).

  10.2.
  Restrictions.

        At the time a grant of Restricted Shares or Share Units is made, the Board may, in its sole discretion, establish a period of time (a "restricted period") applicable to such Restricted Shares or Share Units. Each Award of Restricted Shares or Share Units may be subject to a different restricted period. The Board may in its sole discretion, at the time a grant of Restricted Shares or Share Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Shares or Share Units as described in Section 14. Neither Restricted Shares nor Share Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Shares or Share Units.

  10.3.
  Restricted Share Certificates.

        Pursuant to Section 3.8, to the extent that ownership of Restricted Shares is evidenced by a book-entry registration or direct registration, such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Shares under the Plan and the applicable Award Agreement. Subject to Section 3.8 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Shares have been granted, share certificates representing the total number of Restricted Shares granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the shares of Restricted Shares are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

  10.4.
  Rights of Holders of Restricted Shares.

        Unless the Board otherwise provides in an Award Agreement, holders of Restricted Shares shall have the right to vote such Shares and the right to receive any dividends declared or paid with respect to such Shares. The Board may provide that any dividends paid on Restricted Shares must be reinvested in Shares, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Shares. All distributions, if any, received by a Grantee with respect to Restricted Shares as a result of any share split, share dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant. Holders of Restricted Shares may not make an election under Code Section 83(b) with regard to the grant of Restricted Shares without Board approval.

  10.5.
  Rights of Holders of Share Units.

  10.5.1.
  Voting and Dividend Rights.

          Holders of Share Units shall have no rights as shareholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the Shares subject to such Share Units, to direct the voting of the Shares subject to such Share Units, or to receive notice of any meeting of the Company's shareholders). The Board may provide in an Award Agreement evidencing a grant of Share Units that the holder of such Share Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Shares, a cash payment for each Share Unit held equal to the per-share dividend paid on the Shares. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Share Units at a price per unit equal to the Fair Market Value of a Share on the date that such dividend is paid. Notwithstanding the foregoing, if a grantor trust is established in connection with the Awards of Share Units and Shares are held in the grantor trust for purposes of satisfying the Company's obligation to deliver Shares in connection with such Share Units, the Award Agreement for such Share Units may provide that such cash payment shall be deemed reinvested in additional Share Units at a price per unit equal to the actual price paid for each Share by the trustee of the grantor trust upon such trustee's reinvestment of the cash dividend received.

    10.5.2.
    Creditor's Rights.

          A holder of Share Units shall have no rights other than those of a general creditor of the Company. Share Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

  10.6.
  Termination of Service.

        Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Restricted Shares or Share Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Shares or Share Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Shares or any right to receive dividends with respect to Restricted Shares or Share Units.

  10.7.
  Purchase of Restricted Shares and Shares Subject to Share Units.

        The Grantee shall be required, to the extent required by Applicable Laws, to purchase the Restricted Shares or Shares subject to vested Share Units from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the Shares represented by such Restricted Shares or Share Units or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Shares or Share Units. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Board, in consideration for past or future Services rendered to the Company or an Affiliate.

  10.8.
  Delivery of Shares.

        Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Restricted Shares or Share Units settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration or a share certificate evidencing ownership of such Shares shall, consistent with Section 3.8, be issued, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee's beneficiary or estate, shall have any further rights with regard to a Share Unit once the Shares represented by the Share Unit has been delivered.

11.   TERMS AND CONDITIONS OF UNRESTRICTED SHARE AWARDS AND OTHER EQUITY-BASED AWARDS

        The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Share Award to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions ("Unrestricted Shares") under the Plan. Unrestricted Share Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

        The Board may, in its sole discretion, grant Awards to Participants in the form of Other Equity-Based Awards, as deemed by the Board to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11 may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Board shall determine the terms and conditions of such Awards at the date of grant or thereafter. Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Other Equity-Based Awards, the Grantee shall have no further rights with respect to such Award.

12.   FORM OF PAYMENT FOR OPTIONS AND RESTRICTED SHARES

  12.1.
  General Rule.

        Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Shares shall be made in cash or in cash equivalents acceptable to the Company.

  12.2.
  Surrender of Shares.

        To the extent the Award Agreement so provides and subject to Applicable Law, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Shares may be made all or in part through the tender or attestation to the Company of Shares, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender, as applicable.

  12.3.
  Cashless Exercise.

        With respect to an Option only (and not with respect to Restricted Shares), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option may be made all or in part (i) by delivery (on a form acceptable to the Board) by the Grantee of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 19.3, or

(ii) with the consent of the Company, by the Grantee electing to have the Company issue to Grantee only that the number of Shares equal in value to the difference between the Option Price and the Fair Market Value of the Shares subject to the portion of the Option being exercised.

  12.4.
  Other Forms of Payment.

        To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for Shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Shares may be made in any other form that is consistent with Applicable Laws, regulations and rules, including, without limitation, Service to the Company or an Affiliate or net exercise.

13.   TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

  13.1.
  Dividend Equivalent Rights.

        A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such Shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from the terms and conditions of such other Award. A cash amount credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved.

  13.2.
  Termination of Service.

        Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of Service for any reason.

14.   TERMS AND CONDITIONS OF PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS

  14.1.
  Grant of Performance Awards and Annual Incentive Awards.

        Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Awards and/or Annual Incentive Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

  14.2.
  Value of Performance Awards and Annual Incentive Awards.

        Each Performance Award and Annual Incentive Award shall have an actual or target number of Shares or initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Awards that will be paid out to the Plan participant.

  14.3.
  Earning of Performance Awards and Annual Incentive Awards.

        Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Awards or Annual Incentive Awards shall be entitled to receive payout on the value and number of the Performance Awards or Annual Incentive Awards earned by the Plan participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

  14.4.
  Form and Timing of Payment of Performance Awards and Annual Incentive Awards.

        Payment of earned Performance Awards and Annual Incentive Awards shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period, or as soon as practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement pertaining to the grant of the Award, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which the Performance Period ends. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

  14.5.
  Performance Conditions.

        The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

  14.6.
  Performance Awards or Annual Incentive Awards Granted to Designated Covered Employees.

        If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "qualified performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

    14.6.1.
    Performance Goals Generally.

          The performance goals for Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant, exercise and/or settlement of such Awards. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

    14.6.2.
    Timing For Establishing Performance Goals.

          Performance goals shall be established not later than the earlier of (i) 90 days after the beginning of any performance period applicable to such Awards and (ii) the day on which twenty-five percent (25%) of any performance period applicable to such Awards has expired, or at such other date as may be required or permitted for "qualified performance-based compensation" under Code Section 162(m).

    14.6.3.
    Settlement of Awards; Other Terms.

          Settlement of such Awards shall be in cash, Shares, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Awards.

    14.6.4.
    Performance Measures.

          The performance goals upon which the payment or vesting of a Performance or Annual Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures, with or without adjustment:

    (a)
    funds from operations;

    (b)
    adjusted funds from operations;

    (c)
    pretax earnings, net earnings, net income, operating earnings and/or net operating income;

    (d)
    earnings per share;

    (e)
    share price, including growth measures and total shareholder return;

    (f)
    distributions to shareholders;

    (g)
    share earnings before interest and taxes;

    (h)
    earnings before interest, taxes, depreciation and/or amortization;

    (i)
    adjusted earnings before interest, taxes, depreciation and/or amortization;

    (j)
    monthly recurring revenue;

    (k)
    return measures, including return on assets, capital, investment, equity, sales or revenue

    (l)
    cash flow, including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment;

    (m)
    booked-not-billed balances;

    (n)
    leasing measures, including rental churn;

    (o)
    targets with regard to our product offering;

    (p)
    expense targets;

    (q)
    market share;

    (r)
    financial ratios as provided in credit agreements of the Company and its subsidiaries;

    (s)
    working capital targets;

    (t)
    completion of asset acquisitions, dispositions or development and/or achievement of acquisition, disposition or development goals;

    (u)
    revenues under management;

    (v)
    distributions to shareholders;

    (w)
    customer satisfaction measures;

    (x)
    net promoter scores;

    (y)
    employee diversification measures;

    (z)
    employee satisfaction measures;

    (aa)
    employee retention measures; and

    (bb)
    any combination of any of the foregoing business criteria.

          Business criteria may be (but are not required to be) measured on a basis consistent with U.S. Generally Accepted Accounting Principles.

          Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (f) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

    14.6.5.
    Evaluation of Performance.

          The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in "Management's Discussion and Analysis of Financial Condition and Results of Operations" appearing in the Company's annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

    14.6.6.
    Adjustment of Performance-Based Compensation.

          Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination as the Committee determines.

    14.6.7.
    Board Discretion.

          In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval provided the exercise of such discretion does not violate Code Sections 162(m) or 409A. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

  14.7.
  Status of Awards Under Code Section 162(m).

        It is the intent of the Company that Awards under Section 14.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. If any provision of the Plan or any agreement relating to such Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.   TERMS AND CONDITIONS OF LONG-TERM INCENTIVE UNITS

        LTIP Units are intended to be profits interests in the operating partnership affiliated with the Company, if any (such operating partnership, if any, the "Operating Partnership"), the rights and features of which, if applicable, will be set forth in the agreement of limited partnership for the Operating Partnership (the "Operating Partnership Agreement"). Subject to the terms and provisions of the Plan and the Operating Partnership Agreement, the Committee, at any time and from time to time, may grant LTIP Units to Plan participants in such amounts and upon such terms as the Committee shall determine. LTIP Units must be granted for service to the Operating Partnership. Subject to Section 18, each LTIP Unit granted under the Plan shall vest at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement.

16.   PARACHUTE LIMITATIONS

        If the Grantee is a "disqualified individual," as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit

Arrangement"), any right to exercise, vesting, payment or benefit to the Grantee under the Plan shall be reduced or eliminated:

  (i)
  to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment or benefit to the Grantee under the Plan to be considered a "parachute payment" within the meaning of Code Section 280G(b)(2) as then in effect (a "Parachute Payment") and

  (ii)
  if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

        The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Shares or Share Units, then by reducing or eliminating any other remaining Parachute Payments.

17.   REQUIREMENTS OF LAW

  17.1.
  General.

        No participant in the Plan will be permitted to acquire, or will have any right to acquire, Shares thereunder if such acquisition would be prohibited by any share ownership limits contained in charter or bylaws or would impair the Company's status as a REIT. The Company shall not be required to offer, sell or issue any Shares under any Award if the offer, sale or issuance of such Shares would constitute a violation by the Grantee, any other individual or entity exercising an Option, or the Company or an Affiliate of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the offering, listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be offered, issued or sold to the Grantee or any other individual or entity exercising an Option pursuant to such Award unless such offering, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in Shares or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to offer, sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual or entity exercising an Option or SAR or accepting delivery of such Shares may acquire such Shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of Shares pursuant to the Plan to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in Shares) shall not be exercisable until the Shares covered by such Option (or SAR) are registered under the securities laws thereof or are exempt from such registration, the exercise of such

Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

  17.2.
  Rule 16b-3.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

18.   EFFECT OF CHANGES IN CAPITALIZATION

  18.1.
  Changes in Shares.

        If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of Shares or other securities of the Company on account of any recapitalization, reclassification, share split, reverse share split, spin-off, combination of share, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan, including, without limitation, the limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Company in a manner deemed equitable by the Committee in order to prevent undue dilution or enlargement of a Grantee's benefits under an Award. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares affected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's shareholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Share Appreciation Rights to reflect such distribution.

  18.2.
  Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

        Subject to Section 18.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate

Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the Shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 18.2, Performance Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of Shares subject to the Performance Awards would have been entitled to receive immediately following such transaction.

  18.3.
  Change in Control in which Awards are not Assumed.

        Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Share Units, Dividend Equivalent Rights, Restricted Shares, LTIP Units or other Equity-Based Awards are not being assumed or continued:

  (i)
  in each case with the exception of any Performance Award, all outstanding Restricted Shares and LTIP Units shall be deemed to have vested, all Share Units shall be deemed to have vested and the Shares subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the Shares subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and

  (ii)
  either or both of the following two actions shall be taken:

  (A)
  five (5) days prior to the scheduled consummation of a Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of five (5) days, or

  (B)
  the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Shares, Share Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Shares or Share Units, equal to the formula or fixed price per share paid to holders of Shares and, in the case of Options or SARs, equal to the product of the number of Shares subject to the Option or SAR (the "Award Shares") multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of Shares pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares. In the event that the Option Price or SAR Exercise Price of an Award exceeds the formula or fixed price per share paid to holders of Shares pursuant to such transaction, such Options or SARs may be terminated for no consideration.

  (iii)
  for Performance Awards denominated in Shares, Share Units or LTIP Units, if less than half of the Performance Period has lapsed, the Awards shall be converted into Restricted Shares or Share Units assuming target performance has been achieved (or Unrestricted Shares if no further restrictions apply). If more than half the Performance Period has lapsed, the Awards shall be converted into Restricted Shares or Share Units based on actual performance to date (or Unrestricted Shares if no further restrictions apply). If actual performance is not determinable, then Performance Awards shall be converted into Restricted Shares or Share Units assuming target performance has been achieved, based on the discretion of the Committee (or Unrestricted Shares if no further restrictions apply).

  (iv)
  Other-Equity Based Awards shall be governed by the terms of the applicable Award Agreement.

        With respect to the Company's establishment of an exercise window, (i) any exercise of an Option or SAR during such five (5)-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Board shall send notice of an event that will result in such a termination to all individuals and entities that hold Options and SARs not later than the time at which the Company gives notice thereof to its shareholders.

  18.4.
  Change in Control in which Awards are Assumed.

        Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

        The Plan, Options, SARs, Share Units, Restricted Shares and Other Equity-Based Awards theretofore granted shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of the Options, SARs, Share Units, Restricted Shares and Other Equity-Based Awards theretofore granted, or for the substitution for such Options, SARs, Share Units, Restricted Shares and Other Equity-Based Awards for new common stock options and stock appreciation rights and new common stock units, restricted stock and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.

  18.5.
  Adjustments

        Adjustments under this Section 18 related to Shares or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Change in Control upon Awards other than Options, SARs, Share Units and Restricted Shares, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 18.1, 18.2, 18.3 and 18.4. This Section 18 does not limit the Company's ability to provide for alternative treatment of Awards outstanding under the Plan in the event of change in control events that do not constitute a Change in Control.

  18.6.
  No Limitations on Company.

        The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

19.   GENERAL PROVISIONS

  19.1.
  Disclaimer of Rights.

        No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual or entity the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any individual or entity at any time, or to terminate any employment or other relationship between any individual or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

  19.2.
  Nonexclusivity of the Plan.

        Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

  19.3.
  Withholding Taxes.

        The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any Shares upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or an Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided, that if there is a same-day sale of Shares subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or an Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or an Affiliate to withhold Shares otherwise issuable to the Grantee or (ii) by delivering to the Company or an Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or an Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of Shares that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of Shares pursuant to such Award, as applicable, cannot exceed such number of Shares having a Fair Market Value equal to the minimum statutory amount required by the Company or an Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of Shares. Notwithstanding Section 2.19 or this Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 19.3, for any Shares subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company or an Affiliate, or its designee or agent, with advance written notice of such sale.

  19.4.
  Captions.

        The use of captions in the Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

  19.5.
  Other Provisions.

        Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

  19.6.
  Number and Gender.

        With respect to words used in the Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

  19.7.
  Severability.

        If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

  19.8.
  Governing Law.

        The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

  19.9.
  Code Section 409A.

        The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board. Notwithstanding any other provision of the Plan or an Award Agreement to the contrary, if at the time of payment or settlement of an Award, a Grantee is a specified employee (within the meaning of Code Section 409A and using the identification methodology selected by the Company, from time to time), and the Company makes a good faith determination that an amount payable to such a Grantee constitutes nonqualified deferred compensation (within the meaning of Code Section 409A) the payment of which is required to be delayed pursuant to the six (6) month delay rule set forth in Code Section 409A in order to avoid taxes or penalties under Code Section 409A, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it in a lump sum on the first business day after such six (6) month period (or upon Grantee's death, if earlier). Notwithstanding anything to the contrary in the Plan or an Award Agreement, in no event shall the Company or an Affiliate be required to indemnify a Grantee for any taxes imposed by Code Section 409A.

* * *

        To record adoption of the Plan by the Board as of September 13, 2013, and approval of the Plan by the sole stockholder on October 7, 2013, the Company has caused its authorized officer to execute the Plan.

QTS REALTY TRUST, INC.
By: Title:

If you would like to reduce the costs incurred by our company in mailing proxy materials, Use any touch-tone telephone to transmit your voting instructions up until 11:59 proxy card in hand when you call and then follow the instructions. John Sample 234567 VOTE BY MAIL 1234567 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 Chad L. Williams 06 Scott D. Miller 02 John W. Barter 07 Mazen Rawashdeh 03 William O. Grabe 08 Wayne M. Rehberger 04 Catherine R. Kinney 09 Philip P. Trahanas 05 10 Peter A. Marino Stephen E. Westhead The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. For 0 0 0 0 Against 0 0 0 0 Abstain 0 0 0 0 2. To approve, on a non-binding advisory basis, the compensation paid to the Company's named executive officers. 3. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. To amend the Company's Articles of Amendment and Restatement to permit us to opt out of Section 3-804(c) of the Maryland General Corporation Law. To approve an amendment to the QTS Realty Trust, Inc. 2013 Equity Incentive Plan. 4. 5. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. John Sample attorney, executor, administrator, or other fiduciary, please give full ANY CITY, ON A1A 1A1 partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000406159_1 R1.0.1.18 Please sign exactly as your name(s) appear(s) hereon. When signing as title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 1234 ANYWHERE STREET SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 P.M. Eastern Time the day before the cut-off date or meeting date. Have your 234567 1234567 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL #  SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 Computershare 211 Quality Circle, Suite 210 College Station, TX 77845 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com QTS REALTY TRUST, INC. Annual Meeting of Stockholders May 9, 2019 8:00 AM CDT This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Jeffrey H. Berson and Shirley E. Goza, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of QTS REALTY TRUST, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 8:00 AM, CDT on May 9, 2019, at 12851 Foster Street, Overland Park, Kansas 66213, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000406159_2 R1.0.1.18